UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No. )

Filed by the Registrant	Filed by a Party other than the Registrant

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AvalonBay Communities, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AvalonBay
COMMUNITIES

CREATING A BETTER WAY TO LIVE

CORE VALUES

A Commitment to Integrity
A Spirit of Caring
A Focus on Continuous Improvement

EXIT

Dear Fellow Stockholders:

We invite you to join us and our Board of Directors at our 2026 Annual Meeting of Stockholders, which will be held at 10:00 a.m. Eastern Time on Wednesday, May 20, 2026. The meeting will be held in a virtual format via audio webcast only. Stockholders will not be able to attend the Annual Meeting physically but will be able to vote and submit questions online before and during the meeting.

At this year’s meeting we will vote on the election of 12 directors, the ratification of Ernst & Young LLP as the Company’s independent auditor and the adoption of a new equity incentive plan to replace our existing plan, which will expire next year. We will also conduct a non-binding, advisory vote to approve the compensation of the Company’s named executive officers.

Your vote at the upcoming Annual Meeting is important. Whether or not you plan to attend the meeting, we want your shares to be represented. Please authorize a proxy to vote your shares as soon as possible. You can do so on a dedicated website, by telephone, or by completing, signing and returning the proxy card or voting instruction form enclosed with the Proxy Statement (if you received a printed copy of the proxy materials). For more detailed instructions on how to vote and attend the virtual meeting audio webcast, as well as how to submit questions before and during the meeting, see the questions and answers beginning on page 88 of the Proxy Statement.

Our Board of Directors values your participation as a stockholder and appreciates your continued support of AvalonBay.

April 6, 2026

Sincerely,

Timothy J. Naughton Chairman of the Board	Benjamin W. Schall Chief Executive Officer and President

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2026 PROXY STATEMENT

May 20, 2026

10:00 a.m., Eastern Time
www.virtualshareholdermeeting.com/AVB2026

NOTICE IS HEREBY GIVEN that the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of AvalonBay Communities, Inc., a Maryland corporation (“AvalonBay”), will be held on Wednesday, May 20, 2026, at 10:00 a.m., Eastern Time, in a virtual format via audio webcast only, for the following purposes:

1.

To consider and vote upon the election of 12 directors to serve until the 2027 Annual Meeting of Stockholders and until their respective successors are elected and qualify.

2.

To consider and vote upon the adoption of a resolution to approve, on a non-binding, advisory basis, the compensation of certain executives of AvalonBay.

3.

To consider and vote upon approval of the Company’s 2026 Equity Incentive Plan.

4.

To consider and vote upon the ratification of the selection of Ernst & Young LLP to serve as AvalonBay’s independent auditors for 2026.

5.

To transact such other business as may be properly brought before the Annual Meeting and at any postponements or adjournments thereof.

The Board of Directors has fixed the close of business on March 23, 2026 as the record date for determining the stockholders entitled to receive notice of and to vote at the Annual Meeting. Only holders of record of AvalonBay’s common stock on that date will be entitled to receive notice of and to vote at the Annual Meeting and at any postponements or adjournments thereof.

Arlington, VirginiaBy Order of the Board of Directors

April 6, 2026Edward M. Schulman

Corporate Secretary

NOTICE

of Annual Meeting
of Stockholders

The meeting will be held in a virtual format via audio webcast only. You will not be able to attend the Annual Meeting physically, but you can attend online and vote and submit questions online before and during the meeting.

The Annual Meeting can be accessed via AvalonBay’s Annual Meeting website at www.virtualshareholdermeeting.com/AVB2026 beginning 15 minutes prior to the scheduled start time of 10:00 a.m., Eastern Time. You will need the 16-digit control number included in your Notice of Internet Availability of Proxy Materials, proxy card or voting instruction form. Technical support will be available by telephone beginning when the registration window opens and throughout the Annual Meeting.

To ensure access, all validated stockholders may submit questions in advance, beginning on April 6, 2026, by visiting www.proxyvote.com. Questions will be accepted on the Annual Meeting website, www.virtualshareholdermeeting.com/AVB2026, during the meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 20, 2026:

The Notice of Annual Meeting, Proxy Statement, Annual Report to Stockholders and Annual Report on Form 10-K for the year ended December 31, 2025, are available at www.proxyvote.com. This Proxy Statement and the accompanying Notice of Annual Meeting and proxy card are first being made available to stockholders on or about April 6, 2026.

Holders of record of AvalonBay common stock may vote during the meeting. However, we suggest that you authorize a proxy to vote your shares in advance of the meeting, using one of the following three methods, in case you are unable to attend:

BY INTERNET	BY TELEPHONE	BY MAIL
Go to www.proxyvote.com and follow the instructions	Call 800-690-6903	Sign the enclosed proxy card and mail it promptly in the enclosed postage-prepaid envelope
For more information on how to vote, see “Some Questions You May Have Regarding This Proxy Statement.”

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2026 PROXY STATEMENT

AvalonBay Communities	3
2026 PROXY STATEMENT

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Proxy Summary

This summary highlights certain information about AvalonBay Communities, Inc., a Maryland corporation (“AvalonBay” or the “Company”), and its 2026 Annual Meeting of Stockholders and summarizes information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider. Please read the entire Proxy Statement before voting. This Proxy Statement and the accompanying Notice of Annual Meeting and proxy card are first being made available to stockholders on or about April 6, 2026. For more complete information regarding AvalonBay’s 2025 performance, please review the Annual Report on Form 10-K for the year ended December 31, 2025, and the 2025 Annual Report to Stockholders, both of which are available online at www.proxyvote.com and on our website at investors.avalonbay.com. Materials located on or through our website and referenced in this Proxy Statement are not deemed to be part of this Proxy Statement and are not incorporated herein by reference.

2026 Annual Meeting of Stockholders Information

Date and Time: Wednesday, May 20, 2026, at 10:00 a.m., Eastern Time	Virtual Meeting Site: www.virtualshareholdermeeting.com/AVB2026	Record Date: March 23, 2026

Meeting Agenda and Voting Matters

Proposal	Board’s voting recommendation	Where to find more information
1. Election of Directors	FOR each nominee	page 9
2. Non-Binding, Advisory Resolution to Approve Executive Compensation	FOR	page 29
3. Approval of Company's 2026 Equity Incentive Plan	FOR	page 30
4. Ratification of Selection of Independent Auditors	FOR	page 85

AvalonBay Communities	5
2026 PROXY STATEMENT

Election of Directors

Our Board represents a broad range of ages, tenures, and experience, as shown below.

Name	Age	Director Since	Independent	Committees*
Glyn F. Aeppel	67	2013		IFC, NGCR
Terry S. Brown**	64	2015		CC, NGCR
Conor C. Flynn	45	2025
Ronald L. Havner, Jr.	68	2014		AC, IFC
Stephen P. Hills	67	2017		CC (Chair), IFC
Christopher B. Howard	57	2021		NGCR, IFC
Richard J. Lieb	66	2016		AC, CC
Nnenna Lynch	54	2021		AC, IFC (Chair)
Charles E. Mueller, Jr.	62	2022		AC (Chair), IFC
Timothy J. Naughton***	64	2005		IFC
Benjamin W. Schall	51	2021		IFC
Susan Swanezy	67	2016		NGCR (Chair), CC

*

IFC = Investment and Finance Committee, AC = Audit Committee, CC = Compensation Committee, NGCR = Nominating, Governance and Corporate Responsibility Committee.  The Committee assignments indicated above are as of the date of this proxy statement. The Board expects the following changes to be made promptly after the Annual Meeting if each nominee is elected: Mr. Flynn to join the AC and IFC; Messrs. Havner and Hills to join the NGCR and rotate off the AC and IFC, respectively; and Mr. Howard to become the Chair of the NGCR.

**	Mr. Brown is the Lead Independent Director
***	Mr. Naughton is the Chairman of the Board

Tenure	Age	Diversity and Independence

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2026 PROXY STATEMENT

Skills, attribute or experience:

Corporate Governance, Cybersecurity and Corporate Responsibility Best Practices

Commitment to Board refreshment, including guidelines on director and committee chairman tenure	No stockholder rights plan (“poison pill”) and policy regarding adoption of future plans

Annual Board, committee and director evaluations	Double-trigger restricted stock vesting in the event of a change in control

Annual election of all directors with a majority voting standard in uncontested elections	Policy on political contributions and government relations publicly available on website

Lead Independent Director	Reimbursement policy for director education programs and subscription for each director to governance newsletter

Independent Audit, Compensation, and Nominating, Governance and Corporate Responsibility (“NGCR”) Committees	Published a comprehensive corporate responsibility (“CR”) report every year for more than a decade

Regular executive sessions of independent directors	Annual vote to ratify independent auditor

Director and senior officer stock ownership guidelines	Annual advisory vote on executive compensation

Publicly available Insider Trading Policy, which includes robust anti-hedging, anti-speculation and no pledging policies	Annual evaluation of cybersecurity program by independent external consultants, which results are reported to the Audit Committee by management

Policy regarding stockholder approval of certain future severance agreements	Published EEO-1 data

Bylaws provide stockholders with proxy access rights and right to amend Bylaws	Published sustainability targets and other goals with regular reporting to Board and NGCR

Policy on recovery of incentive compensation (clawback policy)	Board Audit Committee oversight of cybersecurity risks and preparedness, and oversight of the Company’s response to cybersecurity incidents, if any

Mandatory, regular cybersecurity training for all associates; maintain cybersecurity insurance	The Audit Committee meets with senior IT associates regarding cybersecurity regularly, including during 2025

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2026 PROXY STATEMENT

Executive Compensation Highlights

AvalonBay’s compensation program for executives and other employees is designed to:

1.	Attract, retain, motivate and engage our employees	2.	Align the interests of management with the interests of stockholders	3.	Align pay with performance with clearly defined goals and measures of achievement	4.	Focus on total compensation, consisting of base salary and incentive compensation

Consistent with our total compensation philosophy, a substantial majority of the target pay for our named executive officers (“NEOs”) is variable and contingent on performance.

Target Total Compensation Mix

CEO 2025 Target Pay Mix	Other NEOs 2025 Average Target Pay Mix

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2026 PROXY STATEMENT

Proposal 1. Election of Directors

The Board of Directors (which we refer to as the “Board”) currently consists of 12 members. All of the current directors are nominated for re-election at the Annual Meeting. If elected, these 12 nominees will serve until the 2027 Annual Meeting of Stockholders and until their successors are elected and qualify. The Board anticipates that each of the nominees, if elected, will serve as a director. However, if any nominee is unable to serve or chooses not to serve, proxies will be voted for the election of such other person as the Board may recommend. You may not vote for more than 12 directors at the Annual Meeting.

Required Vote and Recommendation

Only holders of record of AvalonBay’s common stock as of the close of business on March 23, 2026 (the “Record Date”) are entitled to vote on this proposal. Proxies will be voted for all of the nominees unless contrary instructions are set forth on a properly executed proxy card. Under our Bylaws, a majority of the total votes cast as to each nominee is required to elect such nominee. Under Maryland law, abstentions and broker non-votes are not treated as votes cast and will have no effect on the result of the vote.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ALL OF THE NOMINEES.

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Information

The NGCR and the full Board are focused on ensuring that the composition of the Board continues to provide the diversity of background, experience, functional skills, expertise, and thought necessary to appropriately address the needs of AvalonBay and our stockholders.

The following table summarizes certain qualifications, skills and experiences of each director that the Board considered important in its decision to re-nominate that individual to the Board. Exclusion of a factor for a nominee does not necessarily mean the nominee does not possess that attribute. It means only that when the NGCR considered skills and experiences in the overall context of the members of the Board, certain attributes were not considered critical with respect to certain individuals.

Skills, attribute or experience	Naughton	Schall	Aeppel	Brown	Flynn	Havner	Hills	Howard	Lieb	Lynch	Mueller	Swanezy
Accounting/Financial Literacy	■	■	■	■	■	■	■	■	■	■	■	■
Real Estate Development	■	■	■	■	■	■				■	■
C-Level Management Experience	■	■		■	■	■	■	■	■		■
Financial/Capital Markets Experience	■	■	■	■	■	■			■		■	■
Marketing/Brand Management/ Consumer Focus			■	■			■	■
Non-AVB Public Board Experience	■	■	■		■	■			■	■		■
Public Company CEO Experience	■	■			■	■
Real Estate Investment & Finance	■	■	■	■	■	■			■	■	■	■
Leadership in Non-Corporate Settings (e.g. Military, Academia, Public Sector)								■		■
Technology, Information Security and Innovation							■	■

The biographies below describe each director’s qualifications and relevant experience in more detail.

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2026 PROXY STATEMENT

Director Nominees

The Committee assignments indicated for each nominee below are as of the date of this proxy statement. The Board expects the following Committee changes to be made promptly after the Annual Meeting if each nominee is elected: Mr. Flynn to join the AC and IFC; Messrs. Havner and Hills to join the NGCR and rotate off the AC and IFC, respectively; and Mr. Howard to become the Chair of the NGCR.

Glyn F. Aeppel	AvalonBay committees:	Other public company boards:
Age: 67 Director since: 2013 Independent	Investment and Finance Nominating, Governance and Corporate Responsibility Director Skills and Experiences	Simon Property Group, Inc. (since 2016) Maui Land and Pineapple Company (since 2022)

Professional background

Ms. Aeppel has more than 35 years of experience in property acquisitions, development and financing. She established a hotel investment and advisory company, Glencove Capital, in 2010, and serves as its President and Chief Executive Officer. From 2008 to 2010, Ms. Aeppel served as Chief Investment Officer of Andre Balazs Properties, an owner, developer and operator of luxury hotels. From 2006 to 2008, she served as Executive Vice President of Acquisitions and Development for Loews Hotels and as a member of its Executive Committee. From 2004 to 2006, she was a principal of Aeppel and Associates, a hospitality advisory development company, during which time she assisted Fairmont Hotels and Resorts in expanding in the United States and Europe. Earlier in her career, Ms. Aeppel held executive positions with Le Meridien Hotels, Interstate Hotels and Resorts, Inc., FFC Hospitality, LLC, Holiday Inn Worldwide and Marriott Corporation.

Other affiliations

Ms. Aeppel serves on the boards of three private companies: Exclusive Resorts, Gilbane, Inc. and Concord Hospitality Enterprises.

Education

B.A., Honors, Principia College

Master of Business Administration, Harvard Business School

Terry S. Brown	AvalonBay committees:	Other public company boards:
Age: 64 Director since: 2015 Lead Independent Director since: 2023	Compensation Nominating, Governance and Corporate Responsibility Director Skills and Experiences	None currently

Professional background

Mr. Brown is a Co-Founder and Managing Partner of Asana Partners, a private real estate investment company, which he helped found in 2015. Prior to that he was Chairman and Chief Executive Officer of EDENS, one of the country’s leading private owners, operators and developers of retail real estate. Mr. Brown joined EDENS as its Chief Executive Officer in 2002 after serving as Chief Executive Officer of Andersen Corporate Finance LLC (a broker-dealer subsidiary of Arthur Andersen LLP), where he was responsible for strategy and investment banking activities on a global basis across the real estate, manufacturing, technology, services and energy industries.

Education

Bachelor of Business Administration, University of Georgia, summa cum laude

Accounting/Financial Literacy	Real Estate Development	C-Level Management Experience	Financial/Capital Markets Experience	Marketing/Brand Management/Consumer Focus
Public Company CEO Experience	Non-AVB Public Board Experience	Real Estate Investment & Finance	Leadership in Non-Corporate Settings	Technology, Information Security and Innovation

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2026 PROXY STATEMENT

Conor C. Flynn	AvalonBay committees:	Other public company boards:
Age: 45 Director since: 2025 Independent	None* Director Skills and Experiences	Kimco Realty (since 2016)

*Mr. Flynn was appointed to the AvalonBay Board of Directors on November 10, 2025, and, as noted above, is expected to join the Audit Committee and IFC following the Annual Meeting if he is elected.

Professional background

Mr. Flynn has been the Chief Executive Officer and a member of the board of directors of Kimco Realty Corporation (“Kimco”), a publicly traded shopping center and mixed-use real estate investment trust (“REIT”), since 2016. Mr. Flynn joined Kimco in 2003 as an asset manager and has held a variety of other senior leadership roles with Kimco, including President, Chief Operating Officer, Chief Investment Officer and President, Western Region.

Other affiliations

Mr. Flynn is a member and past Chair of the Executive Board of the National Association of Real Estate Investment Trusts (“Nareit”) and is a member of the Real Estate Roundtable.

Education

B.A., Yale University

Master of Real Estate Development, Columbia University

Ronald L. Havner, Jr.	AvalonBay committees:	Other public company boards:
Age: 68 Director since: 2014 Independent	Audit Investment and Finance Director Skills and Experiences	Public Storage (since 2002)

Professional background

Mr. Havner served as the Chairman of the Board of Public Storage, a publicly traded self-storage facility REIT, from 2011 until April 2026. Mr. Havner was the Chief Executive Officer of Public Storage for 16 years, until he retired from that role in 2018, and he remains a director of the Board of Public Storage. From 2018 until 2023, Mr. Havner served as the non-executive Chairman of Shurgard Self Storage Limited, where he is currently chairman emeritus and a consultant. He has been nominated for election to the Shurgard Board of Directors at their annual general meeting of shareholders scheduled for May 13, 2026.

Other affiliations

Mr. Havner is a previous Chairman of the Board of Governors of Nareit.

Education

B.A. in Economics, University of California, Los Angeles

Accounting/Financial Literacy	Real Estate Development	C-Level Management Experience	Financial/Capital Markets Experience	Marketing/Brand Management/Consumer Focus
Public Company CEO Experience	Non-AVB Public Board Experience	Real Estate Investment & Finance	Leadership in Non-Corporate Settings	Technology, Information Security and Innovation

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Stephen P. Hills	AvalonBay committees:	Other public company boards:
Age: 67 Director since: 2017 Independent	Compensation (Chair) Investment and Finance Director Skills and Experience	None currently

Professional background

Mr. Hills joined the Georgetown University Law Center in 2016 as the Founding Director of the law school’s Business Law Scholars Program. Prior to joining Georgetown Law, Mr. Hills worked for 28 years with The Washington Post, where he had served since 2002 as President and General Manager.

Education

B.A., Yale University

Master of Business Administration, Harvard Business School

Christopher B. Howard	AvalonBay committees:	Other public company boards:
Age: 57 Director since: 2021 Independent	Nominating, Governance and Corporate Responsibility Investment and Finance Director Skills and Experience	None currently

Professional background

Dr. Howard has served as the Executive Vice President and Chief Operating Officer of Arizona State University since February 2022. Prior to that he served as the President of Robert Morris University (PA) from 2016 until January 2022. Before he was appointed to that position, Dr. Howard had been, since 2010, the President of Hampden-Sydney College and, before that, he served as Vice President for Leadership and Strategic Initiatives at the University of Oklahoma. Dr. Howard’s experience includes service in the military (he earned a Bronze Star for his service in Afghanistan in 2003) and in the private sector (he worked in a variety of capacities at both General Electric and Bristol-Myers Squibb).

Other affiliations

Dr. Howard serves and has served as a board member or trustee of a number of non-profits, including organizations focused on education and career advancement for military personnel and underprivileged youth.

Education

Distinguished Graduate of the U.S. Air Force Academy

D.Phil in Politics, University of Oxford, Rhodes Scholar

Master of Business Administration, Harvard Business School, with Distinction

Accounting/Financial Literacy	Real Estate Development	C-Level Management Experience	Financial/Capital Markets Experience	Marketing/Brand Management/Consumer Focus
Public Company CEO Experience	Non-AVB Public Board Experience	Real Estate Investment & Finance	Leadership in Non-Corporate Settings	Technology, Information Security and Innovation

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Richard J. Lieb	AvalonBay committees:	Other public company boards:
Age: 66 Director since: 2016 Independent	Audit Compensation Director Skills and Experience	Orion Office REIT (since 2021) Star Holdings (since 2019)

Professional background

Mr. Lieb retired from Greenhill & Co., LLC, a publicly traded investment bank, in July 2023. Prior to his retirement, he served at Greenhill as a Senior Advisor since 2019 and before that Mr. Lieb served in several senior positions, including as Head of the Real Estate, Gaming and Lodging Group from 2012 to 2019 and Chief Financial Officer from 2008 to 2012. Prior to joining Greenhill in 2005, Mr. Lieb spent more than 20 years with Goldman, Sachs & Co., where he headed the Real Estate Investment Banking Department from 2000 to 2005. Mr. Lieb previously served as a director of CBL and Associates Properties from February 2016 until November 2021, and as a director of Vereit, Inc. from February 2017 until November 2021.

Education

B.A., Wesleyan University

Master of Business Administration, Harvard Business School

Nnenna Lynch	AvalonBay committees:	Other public company boards:
Age: 54 Director since: 2021 Independent	Audit Investment and Finance (Chair) Director Skills and Experience	Blackstone Mortgage Trust, Inc. (since 2021)

Professional background

Ms. Lynch founded Xylem Projects, a real estate development venture focused on creating mixed-use projects that serve residents and neighborhoods, in 2018, and serves as Xylem’s Chief Executive Officer. Prior to founding Xylem Projects, Ms. Lynch was Head of Development at The Georgetown Company, a real estate investment and development company that she joined in 2014. Earlier in her career, Ms. Lynch served for six years as a Senior Policy Advisor in the Bloomberg mayoral administration in New York City where, among other duties, she led initiatives that resulted in the redevelopment and construction of new housing and commercial spaces. In both the private sector and as a public employee, Ms. Lynch helped to plan and create affordable housing in New York City.

Other affiliations

Ms. Lynch is on the board of directors of Stake Network, a private company. She also serves in leadership positions of two non-profits. She is Chair of the Board of Directors of New York Road Runners, a non-profit organization that organizes the New York City Marathon and other races, and she is Co-President of the Association of American Rhodes Scholars.

Education

B.A., Villanova University

Master’s degree in Social Anthropology, University of Oxford, Rhodes Scholar

Accounting/Financial Literacy	Real Estate Development	C-Level Management Experience	Financial/Capital Markets Experience	Marketing/Brand Management/Consumer Focus
Public Company CEO Experience	Non-AVB Public Board Experience	Real Estate Investment & Finance	Leadership in Non-Corporate Settings	Technology, Information Security and Innovation

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2026 PROXY STATEMENT

Charles E. Mueller, Jr.	AvalonBay committees:	Other public company boards:
Age: 62 Director since: 2022 Independent	Audit (Chair) Investment and Finance Director Skills and Experience	None currently

Professional background

Mr. Mueller retired in October 2021 from full-time executive leadership positions after serving, since 2018, as Chief Executive Officer at Progress Residential, one of the largest providers of single-family rental homes in the United States. Mr. Mueller remained as an employee and advisor to Progress Residential from October 2021 to March 2022. From 2015 to 2017, Mr. Mueller was President of Irvine Company Apartment Communities, an owner and operator of apartment communities across coastal California. From 2013 to 2015, Mr. Mueller was President and Chief Executive Officer of ConAm Management Corporation, a multifamily real estate investment and property management firm. From 1994 to 2013, Mr. Mueller held several positions with Archstone and its predecessors (collectively “Archstone”), including President, Chief Operating Officer and Chief Financial Officer. Prior to Archstone going private in 2007, it was one of the largest publicly traded multifamily REITs in the United States.

Other affiliations

Mr. Mueller serves on the board of several private and non-profit entities.

Education

B.A. University of Texas at Austin

Master of Business Administration, Southern Methodist University

Timothy J. Naughton	AvalonBay committees:	Other public company boards:
Age: 64 Director since: 2005 Chairman	Investment and Finance Director Skills and Experience	BXP, Inc. (since 2024) Park Hotels and Resorts, Inc. (since 2017)

Professional background

Mr. Naughton is AvalonBay’s Chairman of the Board. He served as Executive Chairman of the Board throughout 2022, as Chief Executive Officer from 2012 until January 2022, and as President from 2005 until January 2021. Mr. Naughton has served as the Company’s Chairman of the Board since 2013. Mr. Naughton’s prior roles at AvalonBay included Chief Operating Officer, Chief Investment Officer, and Regional Vice President – Development and Acquisitions. Mr. Naughton has been with AvalonBay and its predecessors since 1989. Mr. Naughton previously served as a director of Welltower, Inc. from 2013 until 2019.

Other affiliations

Mr. Naughton is a former Chairman of Nareit, a member of The Real Estate Round Table and a member and past chairman of the Multifamily Council of the Urban Land Institute (“ULI”). Mr. Naughton serves as a senior advisor to Navitas Capital, a property technology early stage venture capital firm, and Energy Impact Partners, a climate technology venture capital firm. He is a member of the advisory board of the University of Virginia’s White Ruffin Byron Center for Real Estate.

Education

B.A., University of Virginia, Phi Beta Kappa

Master of Business Administration, Harvard Business School

Accounting/Financial Literacy	Real Estate Development	C-Level Management Experience	Financial/Capital Markets Experience	Marketing/Brand Management/Consumer Focus
Public Company CEO Experience	Non-AVB Public Board Experience	Real Estate Investment & Finance	Leadership in Non-Corporate Settings	Technology, Information Security and Innovation

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2026 PROXY STATEMENT

Benjamin W. Schall	AvalonBay committees:	Other public company boards:
Age: 51 Director since: 2021 Chief Executive Officer	Investment and Finance Director Skills and Experience	None currently*

*On March 16, 2026, PulteGroup, a publicly-traded homebuilder, announced that Mr. Schall has been nominated for election to their Board of Directors at their Annual Meeting of Shareholders scheduled for April 29, 2026.

Professional background

Mr. Schall joined the Company as President and a director in January 2021, and became Chief Executive Officer effective January 3, 2022. Before joining the Company, Mr. Schall was the Chief Executive Officer and President and a trustee of Seritage Growth Properties, a publicly traded REIT principally engaged in owning, developing and managing a diversified portfolio of retail and mixed-use properties throughout the United States. Earlier in his career, Mr. Schall served as Chief Operating Officer of Rouse Properties, Inc., a publicly traded mall and retail REIT (since acquired), from 2012 to 2015, and as Senior Vice President of Vornado Realty Trust, a publicly traded REIT that owns, manages and develops office and retail assets, before that.

Other affiliations

Mr. Schall is a member of the Executive Board of Nareit, an Executive Committee member of the National Multifamily Housing Council (“NMHC”), a member of The Real Estate Roundtable, and a Board Member of the Economic Club of DC. He serves as Co-Chair of the Board of University Settlement, a non-profit service provider in New York City.

Education

B.A., Swarthmore College

Master of Business Administration, Harvard Business School

Susan Swanezy	AvalonBay committees:	Other public company boards:
Age: 67 Director since: 2016 Independent	Nominating, Governance and Corporate Responsibility (Chair) Compensation Director Skills and Experience	Digital Realty Trust, Inc. (since 2024)

Professional background

Ms. Swanezy was a partner from 2010 until March 2024 at Hodes Weill & Associates L.P., a global advisory firm focused on the real estate investment management industry. Previously, Ms. Swanezy served as Managing Director, Global Head of Capital Raising for Real Estate Products at Credit Suisse Group AG. She also held a variety of positions at Deutsche Bank AG and its affiliates, including Partner and Managing Director – Client Relations for RREEF, the real estate investment management business of Deutsche Bank’s Asset Management division. In addition to her real estate experience, Ms. Swanezy brings a deep network of relationships and knowledge of both the public and private capital markets.

Education

B.S., Georgetown University School of Foreign Service

Accounting/Financial Literacy	Real Estate Development	C-Level Management Experience	Financial/Capital Markets Experience	Marketing/Brand Management/Consumer Focus
Public Company CEO Experience	Non-AVB Public Board Experience	Real Estate Investment & Finance	Leadership in Non-Corporate Settings	Technology, Information Security and Innovation

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2026 PROXY STATEMENT

Corporate Governance

Independence of the Board

The New York Stock Exchange (“NYSE”) has adopted independence standards for companies listed on the NYSE, which apply to AvalonBay. These standards require a majority of the Board to be independent and every member of the Audit Committee, Compensation Committee and NGCR to be independent. NYSE standards provide that a director is considered independent only if the Board “affirmatively determines that the director has no material relationship with the listed company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the company).” In addition, the NYSE prescribes certain other “independence” standards.

To determine which of its members is independent, the Board uses the standards prescribed by the NYSE and also considers whether a director had any other past or present relationships with AvalonBay that created conflicts or the appearance of conflicts. Based on its most recent review, the Board affirmatively determined that all directors who served on the Board during 2025, all currently serving directors and all nominees for director are independent, except in each case for Mr. Naughton and Mr. Schall.

Our Board has made a determination as to each independent director that no relationship exists which, in the opinion of the Board, would interfere with the exercise of the director’s independent judgment in carrying out his or her responsibilities as a director. In making these determinations, our Board reviewed and discussed information provided by the directors and the Company regarding each director’s business and personal activities as they may relate to the Company, its management and/or its independent registered public accounting firm.

NYSE rules provide for additional independence standards that apply to members of the Audit Committee and the Compensation Committee. The Board has determined that each current and proposed member of these committees satisfies these additional standards.

Leadership Structure and Lead Independent Director

Timothy J. Naughton serves as AvalonBay’s non-executive Chairman of the Board. Mr. Naughton previously served for many years as the Company’s Chief Executive Officer. He served as Executive Chairman throughout 2022 and retired from being an officer of the Company on January 1, 2023, continuing as non-executive Chair. Our current CEO, Benjamin W. Schall, joined the Company in 2021 and became CEO on January 3, 2022. Mr. Naughton’s role as Chairman of the Board, working with the Lead Independent Director, assures continuity of leadership at the Board level while strengthening the bridge between the Board, our Chief Executive Officer, and management.

To help ensure sound corporate governance practices, the Board established the position of Lead Independent Director. Mr. Brown has served as the Lead Independent Director since May 2023. The Lead Independent Director presides at all meetings of the Board at which the Chairman is not present, serves as a liaison between the Chairman of the Board and/or the Chief Executive Officer, on the one hand, and the independent directors, on the other, reviews or establishes, and approves, meeting agendas for the Board, has the authority to call meetings of the independent directors, confers with the Chairman of the Board and the Chief Executive Officer regularly, and acts as a contact person for stockholders and others who wish to communicate with the independent directors.

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Succession Planning for Directors and Board Refreshment

The Board considers a variety of factors when choosing candidates for Board appointment or nomination. While we value long-tenured directors with significant institutional knowledge of AvalonBay and its operations, the Board also believes it is important to ensure there are regular opportunities for new directors who may bring fresh perspective, relevant experiences, and skills that align with our long-term strategy. Consistent with this philosophy, we have recruited four new independent directors to join the Board in the past five years as part of a deliberate board refreshment process.

AvalonBay’s Corporate Governance Guidelines incorporate term expectations that reflect the Board’s view of the importance of succession planning. Specifically, the Corporate Governance Guidelines express an expectation that (i) an independent director will not be re-nominated after completing 12 full years of service or within the several years that follow; (ii) the Lead Independent Director will serve in that role for approximately three to five years; and (iii) committee chairs will serve for approximately three to five years. In each case, the guideline is flexible and the exact timing for any transition will depend on the needs of the Board at the time and whether an appropriate successor has been identified and nominated.

Evaluation and Nomination of Director Candidates

One of the key functions of the NGCR is identifying and nominating candidates for service on the Board. In this regard, the NGCR considers the factors set forth in the Corporate Governance Guidelines, which include the nominee’s business and professional background; history of leadership or contributions to other organizations; functional skill set and expertise; general understanding of marketing, finance, accounting and other elements relevant to the success of a publicly-traded company; and service on other boards of directors. Given the current business, opportunities and challenges confronting our industry, the NGCR pays particular attention to the skills and experience described in the Director Skills/Experience Matrix provided above.

When recommending a slate of nominees for director and identifying new candidates for service, the NGCR considers whether the Board as a whole has and will continue to have an adequate distribution and representation of relevant skills, backgrounds and experience. In addition to professional history and expertise, the Board may consider diversity of background, skills, experience and thought in evaluating and recommending candidates for election. The Board believes that diversity is important because a variety of points of view can contribute to a more effective decision-making process.

The NGCR may employ a variety of methods for identifying and evaluating nominees for director. In considering whether to recommend re-nomination of a current director for another term, the NGCR considers whether the skills, commitment and performance of the individual director are such that the individual’s continued service on the Board is desirable. The NGCR also may assess the size of the Board, the need for particular expertise, and whether any vacancies are expected, due to retirement or otherwise.

The NGCR will consider potential candidates for director who come to the committee’s attention through current Board members, professional search firms, stockholders or other sources. When compiling a pool of candidates to review and interview for a new director search, the NGCR endeavors to include, and requests that any search firm it engages endeavor to include, candidates with a diversity of race, ethnicity and gender. AvalonBay has in the past engaged and may in the future engage a third party firm to help identify and/or evaluate potential director nominees.

Nominees Recommended by Stockholders

The NGCR will consider candidates properly recommended by stockholders using the same criteria that apply to candidates from other sources. Following verification of the stockholder status of the party or parties proposing a candidate, the NGCR makes an initial analysis of the candidate’s qualifications based on the criteria summarized above to determine whether the candidate is suitable for service on the Board before deciding whether to undertake a complete evaluation of the candidate. If a stockholder provides any materials in connection with the nomination of a director candidate, such materials are forwarded to the NGCR as part of its review. The Board may also consider the specific information required to be provided by nominating stockholders pursuant to the requirements of AvalonBay’s Bylaws. Stockholders may also nominate directors in accordance with the proxy access provisions of AvalonBay’s Bylaws. For more information on stockholder nominations, see “Other Matters—Stockholder Nominations for Directors and Proposals for Annual Meetings.”

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Board of Directors Risk Management Oversight

We have a number of practices with regard to Board oversight of risk management matters. The charter of each Board committee provides that the committee will, from time to time and to the extent the committee deems appropriate, review risk and compliance matters relevant to the committee and report the results of such review to the full Board. As required by NYSE rules, the charter of the Audit Committee states that the Audit Committee will assist with Board oversight of risk and compliance matters, and in any event will review AvalonBay’s perceived major financial risk exposures and the steps management has taken to monitor and control such exposures. At most regularly scheduled Board meetings, the Board reviews key matters relating to AvalonBay’s finances, liquidity, operations and investment activity. On an annual basis, the Board and/or the Audit Committee engages in a broader discussion about Company-wide risk management.

The Audit Committee (and on occasion the full Board in lieu of the Audit Committee) also reviews matters related to cybersecurity. The Board has delegated primary oversight of cybersecurity risks to the Audit Committee, including those related to data privacy and network security. The Audit Committee’s charter provides that the Audit Committee will meet no less frequently than annually with personnel from the Company’s information technology group and senior management to discuss the Company’s strategy and standards to defend its IT networks, business systems and information against cyber-attacks, cyber intrusions, unauthorized disclosures of personally identifiable information or Company data, and similar disruptions, and senior management also provides periodic reports to the Audit Committee and/or the full Board in addition to this annual requirement. The Audit Committee also has oversight responsibility of management’s preparedness for and response to any cybersecurity incidents and, in connection therewith, the Audit Committee may retain consultants and advisors and take and approve other actions and expenditures as deemed reasonable and appropriate by the Audit Committee. The Company has not experienced any material cybersecurity incidents to date. For additional information regarding the Company’s cybersecurity risk management, strategy and governance, see Item 1C. “Cybersecurity” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 (the “Form 10-K”), as filed with the Securities and Exchange Commission (the “SEC”) on February 27, 2026.

Although it is not the primary reason the Board’s current leadership structure was implemented, AvalonBay and the Board believe the current leadership structure—including both a Chairman of the Board and a separate Lead Independent Director—helps facilitate these risk oversight functions by providing multiple channels for risk-related concerns and comments.

Board Oversight of Corporate Responsibility Matters

Environmental	Social	Governance

The NGCR oversees goal setting, efforts and progress on environmental matters, including with respect to climate change and carbon emissions, energy management, waste management, and water scarcity.

The Audit Committee (“AC”) oversees the reliability and adequacy of the Company’s CR reporting.

The Investment and Finance Committee (“IFC”) incorporates sustainability matters into its review of portfolio allocation and individual transaction proposals and considers how investment proposals incorporate green building principles.

The Compensation Committee (“CC”) considers the inclusion of environmental goals in compensation programs.

The NGCR oversees matters pertaining to employee inclusion and diversity, health and safety, human rights and labor standards, community relations and philanthropy, and employee engagement and culture.

The AC oversees matters relating to data protection and privacy.

The CC oversees matters relating to human capital management and workforce pay equity, and also considers how related goals are incorporated into compensation programs.

The Board as a whole oversees customer satisfaction matters.

The NGCR oversees matters relating to stockholder rights and engagement, business ethics, political activity and government relations, and board composition, structure, and succession matters.

The AC oversees material legal compliance matters as needed.

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Stockholder Engagement and Responsiveness

We consider our relationship with our stockholders to be an important part of AvalonBay’s success and we value the outlook and opinions of our investors. Each year, our management and, in some instances, certain of our independent directors, engage with stockholders to discuss our practices and policies with respect to board governance, compensation, corporate responsibility and other matters. These discussions may address matters such as Board composition and refreshment, stockholder rights, the structure for executive compensation, sustainability efforts and other strategic and governance topics. Feedback received from these engagements is conveyed to and discussed with the full Board and relevant committees. These conversations help to ensure that management and the Board understand and consider the issues that are most important to our stockholders and to enable AvalonBay to address them effectively.

In addition to conversations with our stockholders, AvalonBay management occasionally receives and responds to correspondence from stockholders and stockholder advocacy groups and, when appropriate, shares this correspondence with the NGCR and the full Board. The Board also considers the votes of stockholders at our Annual Meeting and discusses potential issues raised through that forum.

Board and Committee Self-Evaluation

Each year the Board conducts a self-evaluation in which the Lead Independent Director talks to each director individually regarding his or her view of how the Board overall and each of our directors is performing and the effectiveness of the Board’s processes and governance practices. Topics discussed may include whether there are additional items that should be added to agendas, whether management is providing the Board with the information it needs to effectively review AvalonBay’s performance and risks, whether meetings feature a healthy level of debate and participation, whether the composition of the Board is appropriate, whether the Board is adequately monitoring AvalonBay’s strategic direction, and the performance and development of management. This feedback is then discussed in an executive session of the Board.

In addition, each of the Board’s committees annually conducts a review of its charter and a self-assessment of the performance of committee duties under its charter over the previous year. The review generally includes the role of the committee within AvalonBay, the committee’s structure and functioning, and the committee’s charter and fulfillment of delegated responsibilities.

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Committees of the Board of Directors

The Board has four committees: the Audit Committee, the Compensation Committee, the Nominating, Governance and Corporate Responsibility Committee, and the Investment and Finance Committee. With the exception of the Investment and Finance Committee, the committees are made up entirely of independent directors. The charters for the Audit, Compensation, and Nominating, Governance and Corporate Responsibility Committees are available in the Investor Relations section of our website under “Corporate Governance Documents.”

Audit Committee

Members: Mueller (Chair), Havner, Lieb and Lynch.

Meetings in 2025: 8

The Board of Directors has determined that each of Messrs. Havner, Lieb and Mueller is an “audit committee financial expert” as defined by the SEC. In the case of Mr. Havner, this determination was based on his past experience as a Certified Public Accountant and Chief Financial Officer and Chief Executive Officer of a public company. For Mr. Lieb, the determination was based on his past experience as Chief Financial Officer of Greenhill & Co. and his experience with Goldman Sachs. For Mr. Mueller, the determination was based on his past experience as the Chief Financial Officer of Archstone, which was one of the largest publicly traded multifamily REITs in the United States. The designation of each of Messrs. Havner, Lieb and Mueller by the Board as an “audit committee financial expert” is not intended to be a representation that they are experts for any particular purpose, nor is it intended to impose on them any duties, obligations or liabilities that are greater than the duties, obligations or liabilities imposed on them as members of the Audit Committee and the Board in the absence of this designation. The Board has determined that all members of the Audit Committee are “independent” and financially literate under the rules of the NYSE.

Responsibilities:

The Audit Committee, among other functions, has the sole authority to appoint and replace the independent auditors; is responsible for the compensation and oversight of the work of the independent auditors; reviews the results of the audit engagement with the independent auditors; and reviews and discusses with management and the independent auditors AvalonBay’s quarterly and annual financial statements and major changes in accounting and auditing principles. The Committee also reviews the Company’s cybersecurity and other information security risks, controls and procedures, including those related to data privacy and network security, and any specific cybersecurity issues that could affect the adequacy of the Company’s internal controls; meets no less frequently than annually with personnel from the Company’s information technology group and senior management to discuss trends in cyber risks and the Company’s strategy and standards to defend its IT networks, business systems and information against cyber attacks, cyber intrusions, unauthorized disclosures of personally identifiable information or Company data, and similar disruptions (collectively, “cybersecurity incidents”); and provides oversight of management’s preparedness for and response to cybersecurity incidents and, in connection therewith, may retain consultants and advisors and take and approve other actions and expenditures as deemed reasonable and appropriate by the Committee. The Committee also oversees material legal compliance matters as needed; reviews the overall enterprise risk management oversight performed by the Board; and oversees matters pertaining to the reliability and adequacy of the Company’s corporate responsibility disclosures.

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Compensation Committee
Members: Hills (Chair), Brown, Lieb and Swanezy. Meetings in 2025: 4 The Board has determined that the members of the Compensation Committee are “independent” under the rules of the NYSE.

Responsibilities:

The Compensation Committee, among other functions, reviews, designs and determines management compensation structures, programs and amounts; establishes corporate and management performance goals and objectives; reviews human capital management; and reviews and makes recommendations to the Board regarding AvalonBay’s incentive compensation plans. The Compensation Committee also reviews employment agreements and arrangements with senior officers when the Board determines it is appropriate to have such agreements. In addition, our equity incentive plan provides that the Compensation Committee, in its discretion, may delegate to the Chief Executive Officer all or part of the Committee’s authority to grant awards to individuals who are not subject to the reporting and other provisions of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), subject to limitations and guidelines set by the Committee from time to time.

Nominating, Governance and Corporate Responsibility Committee

Members: Swanezy (Chair), Aeppel, Brown and Howard.

Meetings in 2025: 5

The Board has determined that the members of the Nominating, Governance and Corporate Responsibility Committee are “independent” under the rules of the NYSE.

Responsibilities:

The Nominating, Governance and Corporate Responsibility Committee’s functions include identifying individuals qualified to become Board members; recommending to the full Board each year a slate for nomination for election to the Board; considering policies relating to Board and committee meetings; reviewing and recommending changes to director compensation; recommending the establishment or dissolution of Board committees; and reviewing and considering succession plans with respect to the positions of Chairman of the Board, Chief Executive Officer (including through periodic evaluation and discussion with the Board of internal candidates for such succession), and for the Board of Directors as a whole as well as its committees. The NGCR also reviews policies and activities in the areas of environmental sustainability, inclusion and diversity, employee engagement and culture, community relations and philanthropy, health and safety, political activity and government relations.

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Investment and Finance Committee
Members: Lynch (Chair), Aeppel, Havner, Hills, Howard, Mueller, Naughton and Schall. Meetings in 2025: 6

Responsibilities:

The Investment and Finance Committee reviews and monitors the acquisition, disposition, development and redevelopment of AvalonBay’s communities. The IFC may also, from time to time, review financial matters, proposals and policies on behalf of the Board. The IFC has authority, subject to certain limits and guidelines set by the Board of Directors and Maryland law, to approve investment and financing activity. The IFC also incorporates corporate responsibility/sustainability matters into its reviews and considers how investment proposals incorporate green building principles.

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Meetings and Attendance

The Board met seven times during 2025. The Board generally schedules regular executive sessions at each of its meetings during which the independent directors meet without management participation. The Lead Independent Director presides over executive sessions of the Board.

Each director attended at least 75% of the total number of meetings of the Board and meetings of the Board committees of which he or she was a member during the periods served during 2025. The Board’s policy is that every director should attend our annual meetings of stockholders. All of the directors attended the virtual 2025 Annual Meeting of Stockholders.

Governance Documents

The Board has adopted a Code of Business Conduct and Ethics that applies to the Board and all AvalonBay executives and employees. In addition, the Board has adopted Corporate Governance Guidelines that govern many of its practices and policies. These documents are available on the Investor Relations section of our website (www.avalonbay.com) under “Corporate Governance Documents,” together with the following additional documents:

●	Charters for each of the Compensation, Audit, and Nominating, Governance and Corporate Responsibility Committees
●	Director Independence Standards
●	Policy on Political Contributions and Government Relations
●	Compensation Recovery Policy (“clawback”)
●	Insider Trading Policy
●	Policy Regarding Shareholder Approval of Future Severance Agreements
●	Policy Regarding Shareholder Rights Agreements
●	Senior Officer Stock Ownership Guidelines
●	Sanctions Compliance and Anti-Corruption Policy

To the extent required by the rules of the SEC and the NYSE, we will disclose amendments and waivers relating to these documents in the same place on our website. Additional information on corporate governance policies is included in the Compensation Discussion & Analysis section of this Proxy Statement under the heading “Compensation Policies.” The information contained on, or available through, our website is not incorporated by reference into this Proxy Statement.

Contacting the Board

Any stockholder or other interested party may contact any of our directors, including the Lead Independent Director or our independent directors as a group, by writing to them at the following address. All communications addressed to one or more directors will be forwarded as addressed.

[Name of Director or Group of Directors]

c/o AvalonBay Communities, Inc.

4040 Wilson Boulevard, Suite 1000

Arlington, VA 22203

Attention: Corporate Secretary (Legal Department)

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Human Capital Management

Our purpose as a company is to create a better way to live, and all AvalonBay associates, from those based at our communities to those at our regional and corporate offices, have a role to play in bringing our purpose to life.

We believe that AvalonBay’s culture is a differentiator that leads to success in fulfilling our purpose. Our company culture centers around our core values and cultural norms, which are touchstones that help guide our behavior and decision-making and support associate engagement.

As of January 31, 2026, we had 3,041 employees, of which approximately 99% were employed on a full-time basis. Approximately 61% of our associates work on-site at our operating communities. At January 31, 2026, 36% of our associates self-identified as White, 30% as Hispanic, 17% as Black, 7% as Asian, and 10% as other ethnicities, two or more ethnicities or did not respond. At January 31, 2026, 60% of our associates self-identified as male and 40% as female. We publish our latest EEO-1 report on our public Corporate Responsibility website.

At AvalonBay we believe that our associates are our most important resource and support their professional development and career advancement. To support their progress, our managers and associates have ongoing performance and career development conversations and memorialize them in a year-end performance review and development goals. We train and develop our associates in a variety of ways, including online, instructor-led and on-the-job learning. Our learning management system, Workday Learning, offers approximately 700 courses providing functional, technical, management, ethics, compliance, cyber-awareness and safety training. In addition, our tuition assistance program supports our associates by providing them with reimbursement, subject to program rules and limitations, for undergraduate and graduate degree programs or for coursework leading to professional certifications/designations. We also support leadership development and succession planning across key operational and corporate roles.

Each year we conduct an Associate Perspective Survey, which enables AvalonBay to better understand how associates view the Company, their managers, and their overall experience. Based on the survey results, we endeavor to improve in areas that are deemed by associates as opportunities for growth. The 2025 survey showed that associate engagement was maintained at strong levels, consistent with the prior year.

We prioritize workplace safety across our operating communities, construction sites, and offices, and we strive to maintain a positive safety culture and work environment for all associates. To support this, our associates complete regular safety training courses on a variety of topics, and our risk management group tracks incident reports across our operations.  Additionally, the safety department leads a Safety Committee, which continually evaluates and improves our safety programs. We monitor our operational safety performance through monthly maintenance checkups and our construction safety performance through our Site Safety Observation program. Our safety team closely tracks project-level safety metrics at construction sites, and construction safety compliance is tied to compensation for both our construction team and CEO.

The Board, through its Compensation Committee, reviews management’s human resources practices, including talent management and training. The NGCR reviews matters related to inclusive work practices and our workforce inclusion and diversity. The Board actively supports activities that encourage an inclusive culture at AvalonBay and receives periodic updates regarding human capital matters.

Additional information on each of these areas relating to human capital management can be found under the “About Us – Corporate Responsibility” section of our website at www.avalonbay.com. Materials located on AvalonBay’s website and referenced herein are not deemed to be part of this Proxy Statement and are not incorporated herein by reference.

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Transactions with Related Persons, Promoters and Certain Control Persons

Our Code of Business Conduct and Ethics prohibits employees, including executive officers and directors, from engaging in activities that create a conflict of interest with AvalonBay unless all relevant details have been disclosed and an appropriate mitigation or waiver permitting the conduct has been received. An activity constitutes a conflict of interest under the Code if (i) the activity could adversely affect or compete with AvalonBay, (ii) any interest, connection or benefit to the employee or director from the activity could reasonably be expected to cause such employee or director to consider anything other than the best interest of AvalonBay when deliberating and voting on Company matters, (iii) any interest, connection or benefit to the employee or director from the activity could give such employee or director or a member of his or her family or other closely related individuals an improper benefit that was obtained on account of his or her position within AvalonBay, or (iv) the employee or director is placing his or her own interests above the Company’s interest. Mitigations and waivers for executive officers or directors may only be granted by the Board or a designated committee of the Board, and any mitigation or waiver granted to an executive officer or director will be disclosed to the extent required by law or NYSE rules. The NGCR (or any other committee of independent directors that is designated) is responsible for overseeing the administration of the Code for executive officers and directors.

The Board has also adopted a written policy relating to the review, approval and ratification of transactions with related persons. The policy applies to any transaction required to be disclosed by the Company pursuant to Item 404 of Regulation S-K (or any successor provision) promulgated by the SEC. Generally, unless the transaction is one that is pre-approved under the related party transaction policy, prior to entering into a related party transaction the Company must submit the proposed transaction (along with appropriate background information) for review by the NGCR (or a subcommittee of the NGCR). In deciding whether to approve the transaction, the NGCR (or subcommittee) will take into account, among other factors that it deems appropriate, whether the transaction is on terms no less favorable to the Company than terms generally available in a transaction with an unaffiliated third-party under the same or similar circumstances, whether the transaction is otherwise consistent with the interests of the Company and its stockholders, and the extent of the related person’s interest in the transaction.

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Director Compensation

The compensation for our non-employee directors is described below. Directors who are also employees do not receive additional compensation for serving on the Board. Our Board and NGCR periodically assess the total compensation for non-employee directors relative to the compensation provided by similarly sized REITs, by our multifamily peer group, and by a group of cross-industry similarly-sized companies. Following its most recent review, the Board approved additional annual retainers for non‑employee directors serving on Board committees, effective for service commencing following the 2026 Annual Meeting, as shown in the table below.

Type of compensation[1]	Amount before Annual Meeting	Amount after Annual Meeting	How and when paid
Annual retainer	$100,000	$100,000	Quarterly installments, in cash or, at the director’s election, in the form of deferred stock units
Additional retainer for Committee membership (per committee)	$0	$7,500	Quarterly installments, in cash or, at the director’s election, in the form of deferred stock units
Annual equity retainer: Restricted stock (or, at the director’s election, deferred stock units)	$200,000	$200,000

Granted on the fifth business day following the annual meeting

Number of shares or units determined based on the closing price of AvalonBay’s common stock as reported by the NYSE on the grant date, vesting in equal quarterly installments over one year from the grant date

Additional retainer for Audit Committee chair	$30,000	$30,000	Quarterly installments, in cash or, at the director’s election, in the form of deferred stock units
Additional retainer for Compensation Committee chair	$25,000	$25,000	Quarterly installments, in cash or, at the director’s election, in the form of deferred stock units
Additional retainer for chairs of the Investment and Finance Committee and the Nominating, Governance and Corporate Responsibility Committee	$20,000	$20,000	Quarterly installments, in cash or, at the director’s election, in the form of deferred stock units
Additional retainer for Lead Independent Director	$50,000	$50,000	Quarterly installments, in cash or, at the director’s election, in the form of deferred stock units
Additional retainer for Non-Executive Chairman	$250,000	$250,000	Quarterly installments, in cash or, at the director’s election, in the form of deferred stock units
(1)	Share and unit awards are determined based on the dollar values described above and the closing stock price on the date of grant, rounded to the nearest whole number.

The annual equity retainer granted to non-employee directors in the form of shares of restricted stock (or deferred stock units) vests in four quarterly installments over a one-year period, subject to accelerated vesting upon departure from the Board except in the case of a voluntary departure by the director during the director’s elected term that is not due to death or disability or the director’s removal for cause. If a director elects to receive deferred stock units in lieu of restricted stock, the director will receive shares of stock in respect of the vested portion of the deferred stock units following termination of service as a director. For deferred stock units, dividends equivalent to the dividends paid on shares of common stock are “reinvested” and credited in the form of additional deferred stock units.

Director Stock Ownership Guidelines

Under our Corporate Governance Guidelines, non-employee directors are generally required to hold shares (or deferred stock units) having a value that equals or exceeds five times the annual cash retainer paid to non-employee directors. Directors have five years from the commencement of their service as a director to comply with such requirement. As of April 1, 2026, all the non-employee directors who have served on the Board for five years or more were in compliance with this requirement.

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The following table provides information on the compensation of our directors for the fiscal year ended December 31, 2025.

Director Compensation Table

					Change in Pension
					Value and
					Nonqualified
	Fees Earned			Non-Equity	Deferred
	or Paid in	Stock	Option	Incentive Plan	Compensation	All Other
	Cash	Awards	Awards	Compensation	Earnings	Compensation	Total
	($)(1)	($)(2)	($)	($)	($)	($)	($)
Name (a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Glyn F. Aeppel	100,000	200,045	—	—	—	—	300,045
Terry S. Brown	—	350,426	—	—	—	—	350,426
Conor C. Flynn(3)	—	110,977					110,977
Ronald L. Havner, Jr.	—	300,315	—	—	—	—	300,315
Stephen P. Hills	112,500	200,045	—	—	—	—	312,545
Christopher B. Howard	—	300,315	—	—	—	—	300,315
Richard J. Lieb	112,500	200,045	—	—	—	—	312,545
Nnenna Lynch	120,000	200,045	—	—	—	—	320,045
Charles E. Mueller, Jr.	—	330,457	—	—	—	—	330,457
Timothy J. Naughton(4)	350,000	200,045	—	—	—	—	550,045
Susan Swanezy	120,000	200,045	—	—	—	—	320,045
(1)	The amounts in the table above include the following cash fees paid in 2025:

				Non-Executive
	Annual	Committee		Chairman of the
	Retainer	Chair Fee	Lead Director Fee	Board Fee	Total Payment
Name	($)	($)	($)	($)	($)
Glyn F. Aeppel	100,000	—	—	—	100,000
Stephen P. Hills	100,000	12,500	—	—	112,500
Richard J. Lieb	100,000	12,500	—	—	112,500
Nnenna Lynch	100,000	20,000	—	—	120,000
Timothy J. Naughton	100,000	—	—	250,000	350,000
Susan Swanezy	100,000	20,000	—	—	120,000
(2)	The amounts in column (c) reflect the grant date fair value of the shares of restricted stock or deferred stock units granted to each director in 2025. For Messrs. Brown, Flynn, Havner, Howard, and Mueller, the amount also includes elections to receive deferred stock units in lieu of cash payments totaling $100,000 for each director, with the exception of Mr. Flynn who received a prorated amount of $5,769 in connection with his partial year of service. This column also includes the grant date fair value of deferred stock units received in lieu of cash retainer for service as Committee Chairpersons or Lead Independent Director during 2025 as follows: Mr. Mueller - $30,000 (Audit Committee Chair) and Mr. Brown - $50,000 ( Lead Independent Director).

As of December 31, 2025, each non-employee director held 486 shares of unvested restricted stock or unvested deferred stock units with the exception of Mr. Flynn who held 600 unvested deferred stock units.

(3)	Mr. Flynn has served as a director since November 10, 2025.
(4)	Mr. Naughton has served as non-executive Chairman of the Board since January 1, 2023.

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Proposal 2. Non-Binding, Advisory Resolution to Approve Executive Compensation

Section 14A(a)(1) of the Exchange Act generally requires each public company to include in its proxy statement a non-binding, advisory resolution subject to stockholder vote to approve the compensation of the Company’s named executive officers. The Compensation Discussion and Analysis as presented below describes AvalonBay’s executive officer compensation program and decisions made by the Compensation Committee and the Board with respect to the 2025 compensation of our named executive officers. We believe the compensation program achieves our goals of (i) attracting, retaining, motivating and engaging experienced and effective executives, (ii) aligning the interests of management with the interests of our stockholders, (iii) aligning pay with performance, with clearly defined goals and measures of achievement, and (iv) focusing on total compensation, consisting of base salary and incentive compensation.

We have held a non-binding, advisory vote on the compensation of our NEOs (known as a “Say-on-Pay Vote”) at each Annual Meeting of Stockholders since 2011. At our 2023 Annual Meeting of Stockholders, our stockholders voted on a proposal regarding the frequency of holding a Say-on-Pay Vote, among other matters. A majority of the votes cast on the frequency proposal were cast in favor of holding a Say-on-Pay Vote every year, which was consistent with the recommendation of our Board. Our Board currently intends for the Company to hold a Say-on-Pay Vote every year at least until the 2029 Annual Meeting of Stockholders, which is the next required non-binding, advisory vote on the frequency of holding a Say-on-Pay Vote. At that meeting we plan to hold an advisory vote regarding the frequency of future Say-on-Pay Votes.

While the vote on the following resolution is advisory and will not bind us to take any particular action, our Compensation Committee and our Board will carefully consider the stockholder Say-on-Pay Vote in making future decisions regarding our compensation program. The Board is asking stockholders to adopt the following resolution:

“RESOLVED, that the compensation paid to AvalonBay’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, compensation tables and any related material disclosed in this Proxy Statement, is hereby APPROVED, on a non-binding, advisory basis, by the stockholders of AvalonBay.”

Required Vote and Recommendation

Only holders of record of AvalonBay’s common stock as of the close of business on the Record Date are entitled to vote on this proposal. Proxies will be voted for adoption of the resolution approving the compensation disclosed unless contrary instructions are set forth on the proxy card. A majority of the votes cast on the proposal at the Annual Meeting is required to provide non-binding, advisory approval of the compensation paid to AvalonBay’s named executive officers. Under Maryland law, abstentions and broker non-votes are not treated as votes cast. Accordingly, an abstention or broker non-vote will have no effect on the result of the vote.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RESOLUTION TO APPROVE, ON A NON-BINDING, ADVISORY BASIS, THE COMPENSATION PAID TO AVALONBAY’S NAMED EXECUTIVE OFFICERS.

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Proposal 3. 2026 Equity Incentive Plan

Stockholders are being asked to approve AvalonBay’s 2026 Equity Incentive Plan (the “2026 Plan”), a new stockholder-approved plan that will be the primary vehicle for granting equity awards to eligible employees, directors, and other service providers. If the 2026 Plan is approved, the Company will cease to issue any new grants under its existing Second Amended and Restated 2009 Equity Incentive Plan (the “Amended 2009 Plan”), which was last approved by stockholders in 2017 and is nearing its expiration date. All new awards granted following stockholder approval will be made under the 2026 Plan.

On February 26, 2026, the Board, upon the recommendation of the Compensation Committee, approved the 2026 Plan. The effective date of the 2026 Plan will be the date of stockholder approval; for ease of exposition, in the discussion below it is assumed that the 2026 Plan is approved on, and therefore the effective date of the 2026 Plan will be, the date of the Annual Meeting: May 20, 2026.

A copy of the 2026 Plan is attached as Appendix II to this proxy statement and is incorporated herein by reference.

Required Vote and Recommendation

Only holders of record of common stock as of the close of business on the Record Date are entitled to vote on this proposal. Proxies will be voted for approval of the AvalonBay Communities, Inc. 2026 Equity Incentive Plan unless contrary instructions are set forth on the enclosed proxy card. This proposal requires the affirmative vote of a majority of all of the votes cast on the matter. Under Maryland law, abstentions and broker non-votes are not treated as votes cast. Accordingly, an abstention or broker non-vote will have no effect on the result of the vote.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE AVALONBAY COMMUNITIES, INC. 2026 EQUITY INCENTIVE PLAN.

Why Approve the 2026 Plan?

●	The current Amended 2009 Plan was last approved by stockholders in 2017 and is set to expire on May 15, 2027, after which no additional awards may be granted thereunder. If the 2026 Plan is adopted, no additional awards will be issued under the Amended 2009 Plan. By adopting the 2026 Plan at the Annual Meeting ahead of the scheduled expiration of the Amended 2009 Plan, the Company will be better able to plan for its compensation program.
●	Equity aligns pay with performance & stockholders: Equity is a core element of our long-term incentive program and aligns employees’ and directors’ interests with stockholders by emphasizing long-term value creation.
●	Talent attraction and retention: In competitive labor markets, equity awards are a critical tool for recruiting and retaining key talent across levels and geographies and supporting succession planning across the organization.
●	Our 2026 Plan contains stockholder friendly provisions:
o	No stock option or stock appreciation rights (“SAR”) repricing without stockholder approval
o	No discounted options/SARs or reload options
o	Transparent share counting provision
o	One-year minimum vesting for employee awards, with limited exceptions as described in the plan document
o	Robust clawback provision
o	Responsible change of control provisions
o	Fixed share cap with no evergreen feature

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o	No payment of cash dividends on unearned performance awards

Requested Share Authorization & Share Pool Design

Share Reserve: We are requesting authorization of 4,000,000 shares of common stock for issuance under the 2026 Plan (the “Share Reserve”). The Share Reserve is a fixed cap with no “evergreen” automatic increases. No shares from the Amended 2009 Plan will roll over. However, if an award issued under the 2026 Plan or Amended 2009 Plan is forfeited, cash-settled or expires unexercised or unearned (such as unvested restricted shares that are forfeited, stock options that expire unexercised, or shares underlying performance awards that are unearned), the shares subject to such award will be available for future issuance under the 2026 Plan. If any shares are granted after March 15, 2026, the shares will count towards the 2026 Plan (assuming the 2026 Plan is approved by stockholders).

In determining the number of proposed shares issuable under the 2026 Plan, the Compensation Committee and the Board considered a number of factors, including historical equity award grant practices, reasonable expected dilution compared to other S&P 500 REITs, and projected share usage.

Transparent Share Counting: Shares used to pay exercise prices or withholding taxes for options/SARs will not return to the pool; net-settled SARs also do not recycle.

Plan Term: No awards may be granted more than 10 years after the date of stockholder approval.

Key Data— Potential Dilution

The table below summarizes the potential dilution based on the proposed new share request and outstanding awards as of March 15, 2026 (which is after our February 26, 2026 annual equity awards and March 1, 2026 vesting of annual equity awards and settlement of 2023-2025 performance awards):

Component (As of March 15, 2026)	Total Shares	Basic Dilution(1)
A. Stock Options Issued and Outstanding (2)	294,892	0.21%
B. Restricted Stock Outstanding	191,066	0.14%
C. Performance Shares Outstanding (at Target)	262,887	0.19%
D. Restricted Stock Units Outstanding	100,542	0.07%
Total Stock Awards Outstanding (A+B+C+D)	849,387	0.61%
E. Reserved for New Awards if 2026 Equity Incentive Plan is approved on May 20, 2026 (3)	4,000,000	2.87%
F. Available Shares under Amended 2009 Plan on May 15, 2026 Note: If the 2026 Plan is approved, no additional shares will be issued under the Amended 2009 Plan following such approval	0	0.00%
G. Total New Awards + Total Stock Awards Outstanding (A+B+C+D+E+F)	4,849,387	3.48%
(1)	In each case, numerator equals the number of awards shown in the row and denominator equals the number of common shares outstanding on March 15, 2026 of 139,258,978.
(2)	For options outstanding as of March 15, 2026, the weighted average exercise price is $182.99 and the weighted average contractual life is 5.72 years.
(3)	If any shares are granted after March 15, 2026, the shares will count towards the 2026 Plan (assuming the 2026 Plan is approved by stockholders).

The proposed basic dilution of 3.48% is reasonable, which will support AvalonBay’s pay for performance philosophy and will align with stockholders’ interests.

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Key Data— Share Usage—Historical Burn Rate

The “annual burn rate” is one measure of how fast a company uses the supply of shares authorized for issuance under its stock plan. The following table sets forth our historic use of equity during the years ended December 31, 2023, 2024 and 2025, which demonstrates our responsible use of stock-based compensation:

Fiscal Year	Stock Options (#)	Time-Based Restricted Stock (Annual & Discretionary) (#)	Restricted Stock Units (#)	Earned Performance Awards (#)	Total Awards Granted (#)	Weighted Common Shares Outstanding (#)	Annual Burn Rate (%)
	(A)	(B)	(C)	(D)	(E)=(A)+(B)+(C)+(D)	(D)	(E)/(D)
2025	9,473	79,928	11,781	103,332	204,514	142,826,382	0.14%
2024	13,759	104,081	12,078	146,725	276,643	142,458,604	0.19%
2023	15,744	93,146	13,988	60,016	182,894	141,643,788	0.13%
					Three-year Average		0.16%

Expected Duration of Share Reserve: Based on our historical and projected usage, the requested Share Reserve is expected to last through the expiration of the 2026 Plan, subject to factors like stock price, participation, grant mix/levels, hiring, forfeitures, and compensation practice changes.

Historical Award Recipients and Award Types: The 2026 Plan provides a variety of equity and equity-based awards, including stock options, performance awards, restricted stock and restricted stock units. Our awards generally consist of restricted stock and performance shares to eligible employees. The Board of Directors may elect to receive their annual retainers or quarterly cash retainers in restricted stock or restricted stock units .

Governance & Plan Design Highlights

●	No option/SAR repricing (including cash buyouts or exchange for lower-priced awards) without stockholder approval. Repricing of stock options and SARs and cash buyouts of underwater stock options and SARs is prohibited without stockholder approval.
●	Transparent share counting. The 2026 Plan does not allow for reuse of shares tendered, exchanged or withheld to cover option exercise costs, any award shares withheld to cover taxes, or shares underlying an award of stock appreciation rights once such stock appreciation rights are exercised.
●	Minimum vesting: equity awards generally vest no earlier than one year, subject to limited exceptions under which no more than five percent of the Share Reserve may be granted with less than the minimum one-year vesting.
●	Dividends are paid on earned performance awards, and no dividends are paid on stock options.
●	Double trigger Change-in-Control (“CIC”) where there is no automatic vesting upon a CIC and restricted stock awards accelerate only if not assumed/substituted or upon qualifying termination within 24 months post-CIC; performance awards settle at target upon CIC.
●	Awards are subject to clawback under the Company’s Compensation Recovery Policy.

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Summary of the Material Terms of the 2026 Plan

The following description of certain features of the 2026 Plan is intended to be a summary only. The summary is qualified in its entirety by the full text of the 2026 Plan that is attached hereto as Appendix II.

Administration

The Compensation Committee, consisting entirely of independent directors, will administer the 2026 Plan, including selecting participants; determining award types, sizes, and terms; interpreting the 2026 Plan; and making all necessary determinations. The Compensation Committee may delegate to our Chief Executive Officer (or other executive officers) the authority to grant awards to employees who are not subject to the reporting and other provisions of Section 16 of the Securities Exchange Act of 1934 (the “Exchange Act”) and not a Covered Employee under Section 162(m) of the Code, subject to certain limitations and guidelines.

Eligibility

Persons eligible to participate in the 2026 Plan will be those full-time officers, employees, non-employee directors and other key persons of the Company and its subsidiaries as selected from time to time by the Compensation Committee in its discretion. As of the date of this proxy statement, the Company has approximately 3,000 employees, approximately 75 of whom are officers, and eleven non-employee Board directors.  With respect to Company associates, the Company's recent practice has been to generally make equity incentive awards to associates who have attained the title of officer, senior director or (in field offices) director; approximately 140 associates are eligible to receive awards pursuant to this practice.

Stock Options

The 2026 Plan permits the granting of (1) options to purchase common stock intended to qualify as incentive stock options under Section 422 of the Code and (2) options that do not so qualify. No more than 2,000,000 shares will be issued in the form of incentive stock options. Options granted under the 2026 Plan will be non-qualified options if they fail to qualify as incentive options or exceed the annual limit on incentive stock options. Incentive stock options may only be granted to employees of the Company and its subsidiaries. Non-qualified options may be granted to any persons eligible to receive incentive options and to non-employee directors and key persons. The option exercise price of each option will be determined by the Compensation Committee but may generally not be less than 100% of the fair market value of the common stock on the date of grant. Fair market value for this purpose will be the last reported sale price of the shares of common stock on the NYSE on the date of grant. The exercise price of an option may not be reduced after the date of the option grant, other than to appropriately reflect changes in our capital structure.

The term of each option will be fixed by the Compensation Committee and may not exceed ten years from the date of grant.

Stock Appreciation Rights

The Compensation Committee may award stock appreciation rights subject to such conditions and restrictions as the Compensation Committee may determine. Stock appreciation rights entitle the recipient to shares of common stock equal to the value of the appreciation in the stock price of a designated number of shares of our common stock over the exercise price. The exercise price is the fair market value of the common stock on the date of grant.

Restricted Stock

The Compensation Committee may award shares of common stock to participants subject to such conditions and restrictions as the Compensation Committee may determine. These conditions and restrictions may include the achievement of certain performance goals and/or continued employment with us through a specified restricted period.

Restricted Stock Units

The Compensation Committee may award restricted stock units to any participants. Restricted stock units are ultimately payable in the form of shares of common stock and may be subject to such conditions and restrictions as the Compensation Committee may determine.

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These conditions and restrictions may include the achievement of certain performance goals and/or continued employment with the Company through a specified vesting period. In the Compensation Committee’s sole discretion, it may permit a participant to make an advance election to receive a portion of his or her future cash compensation or other Award otherwise due in the form of a restricted stock unit award, subject to the participant’s compliance with the procedures established by the Compensation Committee and requirements of Section 409A of the Code. During the deferral period, the deferred stock awards may be credited with dividend equivalent rights.

Unrestricted Stock Awards

The Compensation Committee may also grant shares of common stock which are free from any restrictions under the 2026 Plan. Unrestricted stock may be granted to any participant in recognition of past services or other valid consideration and may be issued in lieu of cash compensation due to such participant. However, any such grant of restricted stock that is made to employees must comply with the limitation that no more than 5% of the awards reserved and available for issuance as of May 20, 2026 may, in total, be issued without regard to the minimum one-year vesting period.

Performance Share Awards

The Compensation Committee may grant performance share awards to any participant which entitle the recipient to receive shares of common stock upon the achievement of certain performance goals and such other conditions as the Compensation Committee shall determine. Currently, our performance awards have a three-year performance period.

Dividend Equivalent Rights

The Compensation Committee may grant dividend equivalent rights to participants which entitle the recipient to receive credits for dividends that would have been paid if the recipient had held specified shares of common stock. Dividend equivalent rights may be granted as a component of another award (other than a stock option or stock appreciation right) or as a freestanding award. Dividend equivalent rights may be settled in cash, shares of common stock or a combination thereof, in a single installment or installments, as specified in the award.

Other Equity-Based Awards

The Compensation Committee may grant awards of units in an affiliate of the Company, including LTIP units and AOLTIP units, which may be convertible into, exchangeable for or redeemable into shares of Common Stock.  Such units may be issued subject to vesting requirements, which, if they are not met, may result in the automatic forfeiture of any such units issued. LTIP units and AOLTIP units are intended to qualify as “profits interests” for U.S. federal income tax purposes, and AOLTIP units are intended to be similar to stock options from an economic perspective.  Like stock options, AOLTIP units operate in a manner that generally permits holders to realize the benefit of any increase in the per share value of our Common Stock above the value at the time the AOLTIP units are granted.

Cash-Based Awards

The Compensation Committee may grant cash bonuses under the 2026 Plan to participants. The cash bonuses may be subject to the achievement of certain performance goals. However, as cash-based awards, any such cash bonuses will not reduce the number of shares of common stock available for issuance under the 2026 Plan.

Sale Event

The 2026 Plan provides that upon the effectiveness of a “sale event” as such term is defined in the 2026 Plan, and except as otherwise provided by the Compensation Committee in an award agreement, all awards will be terminated unless the parties agree to assume or continue the awards with appropriate adjustments. In the event that awards are assumed, continued or substituted in connection with a Sale Event, then the award will become fully vested and nonforfeitable in the event that the grantee's employment or other business relationship with the Company is terminated (i) by the Company without cause or (ii) by the grantee for Good Reason, in either case in connection with or within 24 months following the Sale Event, except as may otherwise be provided in the relevant award agreement. In case awards are not assumed, the Company may make or provide for a cash payment to participants holding options and stock

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appreciation rights equal to the difference between the per share cash consideration and the exercise price of the options or stock appreciation rights.

Adjustments for Stock Dividends, Stock Splits, Etc.

The 2026 Plan requires the Compensation Committee to make appropriate adjustments to the number of shares of common stock that are subject to the 2026 Plan, and to any outstanding awards and/or to the price for each share of common stock subject to outstanding awards of stock options and stock appreciation rights to reflect stock dividends, stock splits, extraordinary cash dividends and similar events.

Tax Withholding

Participants in the 2026 Plan are responsible for the payment of any federal, state or local taxes that the Company is required by law to withhold upon the exercise of options or stock appreciation rights or vesting of other awards. Subject to approval by the Compensation Committee, participants may elect to have tax withholding obligations satisfied by authorizing the Company to withhold shares of common stock to be issued pursuant to the exercise or vesting.

Amendments and Termination

The Board may at any time amend or discontinue the 2026 Plan and the Compensation Committee may at any time amend or cancel any outstanding award for the purpose of satisfying changes in the law or for any other lawful purpose. However, no such action may adversely affect any rights under any outstanding award without the holder’s consent. To the extent required under the rules of the NYSE, any amendments that materially change the terms of the 2026 Plan will be subject to approval by our stockholders. Amendments shall also be subject to approval by our stockholders if and to the extent determined by the Compensation Committee to be required by the Code to preserve the qualified status of incentive options.

Effective Date of 2026 Plan

The Board adopted the 2026 Plan on February 26, 2026, and the Plan becomes effective on the date it is approved by stockholders. No awards may be granted under the 2026 Plan after May 20, 2036.  If the 2026 Plan is not approved by stockholders, the plan as currently in effect will continue until it expires, and awards may be granted thereunder, in accordance with its terms.

New Plan Benefits

All awards under the 2026 Plan are made at the discretion of the Compensation Committee (or, with respect to non-employee directors, the NGCR which periodically assesses the compensation of our non-employee directors). Therefore, the future benefits and amounts that will be received or allocated to such individuals under the 2026 Plan are not determinable at this time. No awards have been made under the 2026 Plan that are contingent upon approval of the Plan by the shareholders. Consequently, no new plan benefits table is included in this proxy statement.

Tax Aspects Under the Tax Code

The following is a summary of the principal federal income tax consequences of certain transactions under the 2026 Plan. It does not describe all federal tax consequences under the 2026 Plan, nor does it describe state or local tax consequences.

Incentive Options.  No taxable income is generally realized by the optionee upon the grant or exercise of an incentive option. If shares of Common Stock issued to an optionee pursuant to the exercise of an incentive option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then (i) upon sale of such shares, any amount realized in excess of the option price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (ii) the Company will not be entitled to any deduction for federal income tax purposes. The exercise of an incentive option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.

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If shares of Common Stock acquired upon the exercise of an incentive option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a “disqualifying disposition”), generally (i) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares of Common Stock at exercise (or, if less, the amount realized on a sale of such shares of Common Stock) over the option price thereof, and (ii) we will be entitled to deduct such amount. Special rules will apply where all or a portion of the exercise price of the incentive option is paid by tendering shares of Common Stock.

If an incentive option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a non-qualified option. Generally, an incentive option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (or one year in the case of termination of employment by reason of disability). In the case of termination of employment by reason of death, the three-month rule does not apply.

Non-Qualified Options.  No income is realized by the optionee at the time the option is granted. Generally (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the shares of Common Stock on the date of exercise, and we receive a tax deduction for the same amount, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares of Common Stock have been held. Special rules will apply where all or a portion of the exercise price of the non-qualified option is paid by tendering shares of Common Stock. Upon exercise, the optionee will also be subject to Social Security taxes on the excess of the fair market value over the exercise price of the option.

Restricted Stock. Unless a participant has made an election under Section 83(b) of the Internal Revenue Code to be taxed at grant, restricted stock is taxable as ordinary income in the taxable year in which the restrictions lapse. At that time, the participant will have taxable ordinary income and the Company will be entitled to a deduction. The amount subject to taxation (and deductible by the Company) is the fair market value of the shares reduced by any amount paid for the shares. Any accumulated dividends are also subject to taxation (and deductible by the Company) when the restrictions lapse.

Restricted Stock Units. RSUs are taxable to the recipient as ordinary income when the stock is payable to the recipient, even if the RSUs become non-forfeitable at an earlier date. Dividend equivalents that accumulate before the RSU is payable are paid and taxable when the RSUs become payable. The Company is not entitled to a deduction until the stock is payable.

Other Awards. The Company generally will be entitled to a tax deduction in connection with an award under the 2026 Plan in an amount equal to the ordinary income realized by the participant at the time the participant recognizes such income. Participants typically are subject to income tax and recognize such tax at the time that an award is exercised, vests or becomes non-forfeitable, unless the award provides for a further deferral or qualifies as a “profits interest” for U.S. federal income tax purposes.

Parachute Payments. The vesting of any portion of an option or other award that is accelerated due to the occurrence of a change of control may cause a portion of the payments with respect to such accelerated awards to be treated as “parachute payments” as defined in the Code. Any such parachute payments may be non-deductible to the Company, in whole or in part, and may subject the recipient to a non-deductible 20 percent federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

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Equity Compensation Plan Information

The following table gives information about equity awards under the Amended 2009 Plan and the 1996 Non-Qualified Employee Stock Purchase Plan (the “ESPP”) as of December 31, 2025:

	(a)		(b)		(c)
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders (1)	883,105	(2)	$183.28	(3)	4,497,534
Equity compensation plans not approved by security holders (4)	—		N/A		529,908
Total	883,105		$183.28	(3)	5,027,442
(1)	Consists of the Amended 2009 Plan.
(2)	Includes 98,775 deferred restricted stock units granted under the Amended 2009 Plan, which, subject to vesting requirements, will convert in the future to common stock on a one-for-one basis. Also includes the maximum number of shares that may be issued upon settlement of outstanding multi-year performance awards awarded to officers and maturing on December 31, 2025, 2026 and 2027. Does not include 167,179 shares of restricted stock that are outstanding and that are already reflected in the Company's outstanding shares. Each share issued pursuant to awards other than options will reduce the number of shares under the Amended 2009 Plan by 2.17 shares.
(3)	Excludes performance awards and deferred units granted under the Amended 2009 Plan, which, subject to vesting requirements, will convert in the future to common stock on a one-for-one basis.
(4)	Consists of the ESPP.

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Compensation Discussion and Analysis

This Compensation Discussion and Analysis (“CD&A”) describes how the Board, the Compensation Committee and the Company think about compensation for the Company’s executive officers and what decisions were made in setting 2025 compensation, including how we established goals and aligned compensation with performance and stockholder interests.

Specifically, the CD&A describes the compensation of the following individuals, who were our named executive officers (“NEOs”) in 2025:

Name	Title
Benjamin W. Schall	Chief Executive Officer and President
Kevin P. O’Shea	Chief Financial Officer
Matthew H. Birenbaum	Chief Investment Officer
Sean J. Breslin	Chief Operating Officer
Pamela R. Thomas	Executive Vice President - Portfolio and Asset Management

Executive Summary

Our Company Performance

Our core Funds from Operations (“Core FFO”) per share increased by 2.1% in 2025, and Same Store Residential Rental Revenue and Same Store Residential Net Operating Income (“NOI”) increased by 2.5% and by 1.9%, respectively, as compared to the prior year. Our three-year TSR was 6.3%, outperforming the Nareit Apartment REIT index by approximately 240 basis points. We started over $1.6 billion of development projects with a projected initial stabilized yield of 6.1%. We largely match-funded this development activity with cost-effective long-term capital. We also allocated $488 million of capital towards accretive stock repurchases, representing approximately 2.7 million shares.

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2025 KEY HIGHLIGHTS

Operating Activity

Our Same Store Residential NOI increased by 1.9%. We continued our implementation of various operating initiatives designed to elevate the customer experience and increase operational efficiency. By embracing technology and streamlining our processes, we aim to deliver outstanding service to residents while optimizing how our properties are managed.

1.9% 2025 SAME STORE RESIDENTIAL NOI GROWTH

Development Activity

We completed four new wholly owned development communities, containing 1,320 apartment homes for an aggregate total capitalized cost of approximately $560 million. Our 2025 development completions delivered a 6.5% projected initial stabilized yield, exceeding our original pro forma underwriting by 0.3%. We also started the development of 11 new apartment communities, which are expected to contain 3,888 apartment homes in total when completed, for an aggregate projected total capitalized cost of approximately $1.64 billion.

6.5% PROJECTED INITIAL STABILIZED YIELD ON 2025 DEVELOPMENT COMPLETIONS

Dividend

During 2025, we paid quarterly dividends at a rate of $1.75 per share. In January 2026, we declared the first quarter dividend for 2026 at a rate of $1.78 per share, a 1.7% increase over the prior rate.

$7.00 DIVIDENDS/SHARE PAID

Balance Sheet Management

We raised approximately $2.5 billion of capital, including $1.35 billion of unsecured notes and entry into a variable rate term loan. At year-end, our Net Debt-to-Core-EBITDAre was 4.7x and unencumbered NOI was 95% as a percent of total NOI. During the year, we maintained our A-/A3 credit ratings from S&P and Moodys, and also received a positive outlook from S&P.

4.7X NET DEBT-TO-CORE EBITDAre

Portfolio Management

We sold nine wholly owned communities, containing 2,102 apartment homes, for an aggregate sales price of approximately $810 million. We also acquired 12 wholly owned communities largely in our expansion regions, containing 3,376 apartment homes, for an aggregate purchase price of approximately $826 million. We ended the year with approximately 75% of our stabilized portfolio NOI in suburban submarkets, making progress towards our long-term goal of 80%.

75% SUBURBAN PORTFOLIO AT YEAR END 2025

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Corporate Responsibility

We were named a 2025 Regional Sector Leader by GRESB. Our Sustainable Development Policy focuses on value-enhancing sustainability features intended to support long-term asset performance and operational efficiency. We also align development and operating practices with voluntary third-party standards, including the U.S. Green Building Council’s LEED® rating systems. 76 AvalonBay communities have achieved one or more sustainability certifications.

In 2025, we issued our 14th annual Corporate Responsibility Report, which summarizes our program and illustrates emissions reduction targets aligned with a 1.5°C pathway, climate-related management, and the expansion of our solar portfolio to 69 installations. We publish an annual Corporate Responsibility Report that provides updated information regarding our initiatives, targets, goals, and progress, and is available on the Company’s website under “About Us – Corporate Responsibility” at www.avalonbay.com. We expect to publish our 2025 Corporate Responsibility Report in mid-2026.

Recognized as Regional Sector Leader for Americas Listed Residential in the 2025 GRESB Development Benchmark

Employee Engagement

Our overall associate engagement score, as measured by a third-party survey firm, was at 83.6% based on an 87% response rate, and we were also named as a USA TODAY Top Workplace and a regional top workplace by the Washington Post and other organizations in 2025.

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Overview of our Executive Compensation Program

AvalonBay’s compensation program is designed to:
1. Attract, retain, motivate, and engage our employees	2. Align the interests of management with the interests of stockholders	3. Align pay with performance with clearly defined goals and measures of achievement	4. Focus on total compensation, consisting of base salary and incentive compensation

Consistent with our total compensation philosophy, a substantial majority of the target pay for our NEOs is variable and contingent on performance.

Target Total Compensation Mix

CEO 2025 Target Pay Mix	Other NEOs 2025 Average Target Pay Mix

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The individual components of direct compensation for the NEOs are summarized below.

Type	Component	Description	Connection to the Company’s Business Strategy and Philosophy
Fixed Compensation	Base Salary	Payable in cash. Generally established in February and effective in March.	Attract and retain key talent
Performance-Based Compensation	Annual Cash Incentive Awards

Earned based on achievement against pre-determined one-year corporate and individual goals and evaluation of performance for the CEO, and achievement against pre-determined corporate, individual, and business unit goals and evaluation of performance for the remaining NEOs.

Drive Company and business unit performance Motivate individual performance
Annual Stock Bonus

Earned based on performance against pre-determined one-year corporate goals for the CEO, and business unit goals and performance for the remaining NEOs. Awarded in the form of restricted stock with three-year ratable vesting.

Drive Company and business unit performance Attract and retain key talent
Long-Term Performance Units

Earned based on the Company’s relative total shareholder return (“TSR”) and relative operating performance against defined real estate indices and multi-family peer group for a three-year performance period. Settled at the end of the performance period in unrestricted stock and a cash payment reflecting the dividends paid on the number of shares earned during the performance period.

Align executive officers’ compensation with the interests of stockholders Maximize the Company’s performance and reward management’s long-term perspective
Stock Options

Stock options are not part of our current recurring compensation framework, although prior to the end of a calendar year officers may elect to receive all or a portion of their upcoming stock bonus in the form of stock options that are equal in value to the restricted shares of stock foregone. If no such election is made, the stock bonus is delivered in the form of restricted stock. As a result of elections he made, Mr. Schall received 25% of his stock bonuses in the form of stock options in each of the past three years.

Align executive officers’ compensation with the interests of stockholders

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Our Compensation Programs Incorporate Best Practices

The Board implements and maintains leading practices in the Company’s executive compensation programs.

What we do
Pay for performance	At least 50% of our NEOs’ target total direct compensation is performance-based and tied to pre-established performance goals aligned with our short-term and long-term objectives.

Rigorous performance goals	We use rigorous, objective performance-based Company goals in our incentive plans.

Annual say-on-pay vote	We have conducted an annual advisory say-on-pay vote on our NEO compensation since 2011.

Annual compensation peer group review	We review competitive market information when considering executive pay.

Caps on annual and long-term incentives	Performance-based incentive awards have maximum achievement levels to mitigate the risk that executives will make unwise decisions in pursuit of excessive rewards.

Limited perquisites	We provide limited perquisites to officers in the Company.

Limited employment agreements	We do not have employment agreements with officers.

Compensation Recovery Policy (“clawback” policy)

We have adopted a compensation recovery (or “clawback”) policy (the “Compensation Recovery Policy”), which requires recovery from current and former executive officers of certain incentive-based compensation in the event of a required restatement of previously issued financial statements.

Director and senior officer stock ownership guidelines

Our stock ownership guidelines require significant ownership of AvalonBay stock by officers holding the title of senior vice president or higher, and by our non-employee directors, to align the long-term interests of our officers and non-employee directors with those of our stockholders.

Independent Compensation Committee consultant	The Compensation Committee engages an independent compensation consultant to advise on executive and director compensation matters.

Prohibition on certain transactions in Company stock by directors and officers

Our Anti-Hedging and Anti-Speculation Policy, which applies to all directors, officers and employees, prohibits hedging and the use of derivative securities and similar transactions relating to our securities. Our No Pledging Policy prohibits our directors and officers from holding AvalonBay securities in a margin account or pledging our securities as collateral for loans.

What we don’t do
No single-trigger vesting of restricted shares or options	We do not maintain any plans that require automatic acceleration of time-based vesting restricted share or option awards upon a change in control of AvalonBay.

No excise tax gross-ups on change in control payments	We do not maintain any plans that require excise tax gross-ups or other payment or reimbursement of excise taxes in connection with a change in control of AvalonBay.

No tax gross-ups on perquisites	We do not provide our NEOs with any tax gross-ups on perquisites, other than in limited circumstances for expense reimbursement associated with approved business-related relocations.

No discounting of stock options or repricing of underwater options	Our equity compensation plan expressly prohibits discounting the exercise price of stock options and repricing underwater stock options without stockholder approval.

No guaranteed bonuses	Our annual incentive plan is entirely performance-based, and our NEOs are not guaranteed any minimum levels of payment under that plan.
No “evergreen” share replenishment	Our equity compensation plan does not contain an “evergreen” feature pursuant to which the shares authorized for issuance can be automatically replenished.

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2025 Stockholder Advisory Vote on Executive Compensation

At the 2025 Annual Meeting of Stockholders, the Company’s executive officer compensation for 2024 was approved by approximately 94.6% of the votes cast on the matter. The Compensation Committee and the Company considered these results to be an endorsement by stockholders of the Company’s compensation structure, target levels and actual executive compensation.

Chief Executive Officer & President 2025 Compensation At-A-Glance

Benjamin W. Schall Chief Executive Officer & President

Fiscal 2025 Total Compensation

Chief Executive Officer 2025 Compensation At-A-Glance

Fiscal 2025 Target Total Compensation: $9,750,000		CEO 2025 Target Pay Mix
Base Salary:	$1,000,000
Cash Bonus 2025 target:	$1,750,000 (175% of base salary)
Stock Bonus 2025 target:	$2,100,000(1)
Performance award target for 2025-2027 performance period:	$4,900,000

(1)	Mr. Schall elected to receive 25% of his earned annual stock bonus in the form of a stock option with a total Black-Scholes value equal in amount to 25% of his earned stock bonus. The exercise price of the stock option is equal to our closing stock price on the date of grant.

Cash Bonus

Mr. Schall’s target cash bonus was 175% of base salary in 2025, with 80% of the target cash bonus based on corporate performance and 20% based on individual performance. The achievement levels for corporate performance and individual factors for 2025 were determined to be 104.8% and 112.0% of target, respectively, resulting in a final cash bonus for 2025 of $1,815,540.

Stock Bonus

Mr. Schall’s target stock bonus for 2025 was $2,100,000. The performance measures used in calculating the stock bonus reflect different elements of the Company’s performance and are not duplicative of the performance measures used to evaluate corporate performance under the annual cash bonus program. Details on these performance measures can be found later in the CD&A under Annual Stock Bonus. The quantitative achievement level for these stock bonus performance measures for 2025 was 110.7% of target. This resulted in a payout of $2,296,494. Mr. Schall elected to receive 25% of the earned stock bonus value (i.e., $574,123 of the $2,296,494 award) in the form of a stock option and the remainder in the form of restricted stock. The restricted stock and stock options vest ratably over three years from the date of grant. Under applicable SEC rules, these awards will be disclosed in the 2027 proxy statement Summary Compensation Table as the actual grant of stock and options, though based on 2025 achievement, occurred in 2026.

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2025-2027 Performance Awards

Mr. Schall’s target performance award for the 2025-2027 performance period was $4,900,000, with 55% of the target award tied to relative three-year TSR metrics against REIT indices, and 45% of the target award tied to three-year financial operating metrics relative to a multifamily peer group. Additional details on Mr. Schall’s 2025-2027 performance award is provided later in the CD&A.

Settled 2023-2025 Performance Awards

Mr. Schall’s target performance award for the 2023-2025 performance period was $4,200,000. Fifty five percent (55%) of the target award was tied to relative three-year TSR metrics comparisons, and 45% of the target award was tied to three-year financial operating metrics relative to a multifamily peer group. The Compensation Committee determined achievement under the award at 134.6% of target. Mr. Schall’s award was settled on February 26, 2026, in 33,996 shares of fully vested stock valued at $6,108,062 based on the closing price of the Company’s common stock on the NYSE on such date of $179.67, plus a cash amount of $693,518 representing cumulative dividends accrued on the earned shares from the date of grant of the performance award through the date of its settlement.

2025 Target Compensation

In February 2025, the Compensation Committee approved an increase to Mr. Schall’s 2025 target total compensation from $9,000,000 to $9,750,000, an increase of 8.3%, after reviewing the Company’s and Mr. Schall’s performance and considering other factors such as Mr. Schall’s tenure in the position and compensation for CEOs at peer companies. The increase to Mr. Schall's target total compensation for 2025 was in the form of variable compensation, including target annual cash bonus, annual stock bonus and multiyear performance award. A substantial majority of Mr. Schall’s target total pay is in the form of performance-based compensation at 90% and the remainder is fixed at 10%.

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Our Compensation Decision-Making Process

Who is Involved in Compensation Decisions

Independent Compensation Committee	Board of Directors
●
Reviews and approves the setting and achievement of performance goals for corporate bonus programs and multi-year performance awards
●
Reviews and approves the target and actual total compensation of the CEO and executive officers

●
Reviews and approves the Company’s business plan, which establishes budgets used for setting annual goals
●
Reviews the Compensation Committee’s determinations for annual compensation and achievement of goals

Independent Compensation Consultant	Shareholders and Other Key Stakeholders
●
Provides guidance on executive compensation programs in light of prevailing market practice

Ferguson Partners Consulting L.P. was the Compensation Committee’s independent compensation consultant in 2025

● Provide feedback on various executive pay practices and governance during periodic meetings with management and through the annual say-on-pay vote

Chief Executive Officer
● Makes recommendations and provides input with respect to compensation for the NEOs other than himself

How We Review Market Compensation

In determining the total direct compensation for each NEO, the Compensation Committee generally considers a number of factors, including:

●	the scope of the officer’s responsibilities within the Company and in relation to comparable officers at various companies within the peer group described below;
●	the experience of the officer within our industry and at the Company;
●	performance of the Company and performance of the officer and the officer’s contribution to the Company;
●	the Company’s financial budget and general level of total compensation increases throughout the Company for the coming year;
●	historical compensation information for the individual officer;
●	the recommendation of the CEO (other than with regard to his own compensation); and
●	data regarding compensation paid to officers with comparable titles, positions or responsibilities at REITs that are considered by the Compensation Committee to be comparable for these purposes.

Although the Compensation Committee reviews the officers’ compensation relative to the peer group, target compensation is not mechanically set at a particular percentage of the peer group average. An officer’s target compensation may vary from the peer group data for the following reasons:

●	the officer’s role and experience within the Company may be different from the role and experience of comparable officers at the peer companies;
●	the actual compensation for comparable officers at the peer companies may be the result of over-performance or under-performance by the peer group;

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●	the performance goals for comparable officers at peer companies may not have the same rigor as those established by the Compensation Committee; and
●	the Company’s performance may vary significantly from the performance of peers.

The Compensation Committee believes that the ultimate decision as to appropriate target compensation for a particular officer should be made based on the full review described above.

How We Select and Use Peer Groups

Peer Group for Market Compensation Purposes

The Compensation Committee uses a peer group when evaluating the appropriate levels of executive compensation. In determining the peer group composition, the Compensation Committee considers the following elements:

●	Asset focus (multifamily/complexity of operations): a meaningful portfolio of multifamily properties and/or intense property management operations
●	Size: defined as total capitalization (equity plus debt), generally within 0.5x to 2.0x of AvalonBay
●	Talent: companies with which we could compete for talent

The peer group for 2025 compensation decisions consisted of the companies listed below.

Total Capitalization (Equity + Debt)

($ in billions as of Dec. 31, 2025)

Source: S&P Global

The Compensation Committee regularly reviews the peer group to ensure the members of the peer group remain relevant to our business.

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Peer Groups for Performance Award Measurement Purposes

The Compensation Committee uses a different peer group and select REIT indices for determining performance under the executives’ performance awards. The REIT indices and peer group emphasize multifamily peers rather than similarly sized REITs from varying sectors since the performance metrics—operating performance and shareholder return—are more appropriately compared with direct competitors in our specific sector of the real estate industry.

For the portion of the 2025-2027 performance awards that may be earned based on three-year relative TSR, we used two indices. The FTSE Nareit Equity Apartments Index represents REITs in the U.S. multifamily housing industry. The FTSE Nareit Equity REITs Index represents a comprehensive group of REITs that spans the U.S. commercial real estate industry, and includes all investment and property sectors other than REITs that have been designated as Timber REITs or Infrastructure REITs.

For the portion of the 2025-2027 performance awards that may be earned based on operating metrics, the peer group consisted of the following multifamily REITs:

●	Camden Property Trust
●	Equity Residential
●	Essex Property Trust, Inc.
●	Mid-America Apartment Communities, Inc.
●	UDR, Inc.

These companies were selected primarily for their status as publicly traded entities within the multifamily industry, with a size and geographic presence comparable to AvalonBay.

How We Establish Goals and Determine Achievement for Incentive Compensation

Setting Goals

At the beginning of each year, the Board reviews and concurs with the Company’s business plan and budget, and management proposes to the Compensation Committee corporate goals for that year for the corporate component of the annual cash bonus program and the multi-year performance program. The Compensation Committee reviews the budget and the proposed goals, adopts any revisions to the proposed goals it deems appropriate, and approves the final corporate goals. The approved targets are intended to be rigorous, and our annual goals are consistent with our business outlook provided to the investment community and our business plan.

Annual business unit goals, which align with the Company’s business plan, are drafted by the head of each business unit and reviewed, modified, and approved by the Chief Executive Officer and presented to the Compensation Committee.

The individual goals for the annual bonus program are determined in a similar manner. The goals for the Chief Executive Officer are determined and approved by the Compensation Committee. Goals for the other NEOs are determined by the Chief Executive Officer.

Determining Achievement

At the end of each year, the CEO reviews and reports to the Compensation Committee his assessment of the achievement of the corporate goals for both the annual bonus program and the long-term incentive program, as well as achievement of the business unit and individual goals and performance for the annual bonus program for the other NEOs. Actual bonus awards and compensation changes for the CEO, and all executive officers, are approved by the Compensation Committee.

Compensation Consultant

The Compensation Committee has engaged Ferguson Partners Consulting L.P. (“FPC”), an executive compensation consulting firm, to provide advice regarding executive compensation, including trends and changes in executive and Board compensation, regulations, and governance practices. FPC discusses the impact of these trends and changes on the Company, particularly in light of the Company’s

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compensation structure and levels, and provides general commentary regarding the Company’s executive compensation structure, goals and levels.

In 2025, FPC also provided certain services to the Company’s management related to benchmarking pay for selected officer-level associates. The decision to engage FPC for these additional services was made by management.

The Compensation Committee considered whether FPC’s and its affiliate’s work for the Company raised any conflict of interest, taking into account relevant factors in accordance with SEC guidelines. One of the factors considered was the prior engagement of FPC by management. The Committee determined that, in light of the nature of the advisory work that FPC does for the Company, the total fees paid to FPC and its affiliates for various services, and the policies that FPC and its affiliates have put in place to prevent compensation advisor conflicts of interest, the engagement of FPC and its affiliate does not create any material conflict of interest.

2025 Compensation Framework and Decisions

With respect to 2025 compensation matters for our NEOs, the Compensation Committee reviewed and approved the following: (i) base salaries, (ii) target cash and stock bonuses, (iii) criteria and metrics for the 2025 annual cash and annual stock bonuses to be paid in 2026, and (iv) 2025-2027 multi-year performance awards. These reviews and determinations are discussed below.

Base Salary

The Compensation Committee reviews the executive officers’ base salaries annually by considering information from the relevant peer group, internal pay equity, and each executive’s position, experience, demonstrated abilities, and level of achievement. In establishing the base salary for each NEO, the Compensation Committee reviewed a reference market rate after considering comparator group company data and evaluated whether that rate should be adjusted based on differences in the scope of the NEO’s position as compared to the scope of comparable positions in the industry and the comparator group companies. The reference market rate is for review purposes only, and base salaries are not determined by the reference market rate. None of the NEOs received a base salary increase in 2025.

The table below sets forth the 2025 annual base salaries for the NEOs.

Base Salary
Name	($)
Mr. Schall	1,000,000
Mr. O’Shea	628,000
Mr. Birenbaum	680,000
Mr. Breslin	680,000
Ms. Thomas	550,000

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Annual Cash Incentive Program

Our annual cash bonus program emphasizes short-term goals. The performance measures we assessed to determine payouts under the 2025 Annual Cash Incentive Program are described below.

Annual Cash Incentive Mix

For each metric, the payout is as follows:

Performance level	Payout percentage
Below threshold	No payout
Threshold	50%
Target	100%
Maximum or better	200%

Payouts for achievement of each metric are based on linear interpolation for results between threshold and target or target and maximum and payout is 0% for achievement below threshold.

Core FFO per Share

Core FFO per share is a key measure of the Company’s performance and is, with some variation among REITs, an industry-wide measure. Similar to last year, the Company has an annual metric for this measure as well as a semi-annual metric that measures Core FFO per share versus budget in the first half (“1H”) and versus reforecast in the second half (“2H”) of the year. The annual and the semi-annual year goals are not duplicative of each other because of the difference in time periods. As the year progresses, the second half target goal may increase or decrease, depending on the Company’s outlook for the remainder of the year.

							% of
Performance Measure	Weight		Threshold	Target Range	Max	Actual	Payout
2025 Annual Core FFO per Share	20%		$10.89	$11.29 – 11.49	$11.89	$11.24	93.7%

							% of
Performance Measure	Weight	2025	Threshold	Target Range	Max	Actual	Payout
		1H	$5.34	$5.54 – 5.64	$5.84	$5.65	105.0%

2025 Semi-annual Core FFO per Share*	30%	2H	$5.49	$5.69 – 5.79	$5.99	$5.59	75.0%

		Total					90.0%

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Development Yield

Development continues to drive value creation at AvalonBay. The Development Yield metric is based on projected NOI divided by total capitalized cost for communities completed during the year that have largely completed lease-up, as compared to our original budgeted yield for such developments. The target goal is based on meeting our pre-established budgeted yield for each development community. Performance is determined based on the weighted average of the stabilized development yields compared to the weighted average of the original budgeted yields for the basket of annual completions. The yields are weighted based on total capitalized cost. The original budgeted development yield is established at construction start for each property based on each property’s projected NOI divided by total capitalized cost. In this case, the actual variance in stabilized yield compared to original budgeted yield for the 2025 development communities resulted in above target payout with respect to that metric.

Performance Measure	Weight	Threshold	Target	Max	% of Target Payout
2025 Development Yield	15%				146.3%

GRESB

GRESB is an organization that reviews CR data, scores and benchmarks on the real estate and infrastructure industries. The GRESB score is an overall measure of CR performance, including commitment, disclosure, and implementation. Our CR goals include reductions in Scope 1, 2 and 3 greenhouse gas emissions, reductions in waste and water, improvement in our score measuring associate engagement and satisfaction, and increases in our annual community philanthropic investments.

AvalonBay’s 2025 GRESB score of 83.8 is based on an 80% weighting to the Standing Investment benchmark and a 20% weighting to Development (out of a possible 100). This score reflects the Company’s continued progress on the emissions reduction targets and our public commitment to a low-carbon and renewable energy future. AvalonBay maintains its commitment to energy efficiency, increased renewable energy production, and leveraging third-party environmental certification to support the development of communities that align with its long-term environmental goals, among other factors.

Performance Measure	Weight	Threshold	Target	Max	% of Target Payout
GRESB	7.5%				106.4%

Customer Satisfaction – Mid-Lease Net Promoter Score (“NPS”) and Online Reputation Sentiment

Mid-Lease NPS

Mid-Lease NPS measures customer feedback from residents who have an active six-month or longer lease agreement and are at the midpoint of that lease term. The NPS is calculated by determining the percentage of Promoters (responding residents who provided a 9 or 10 rating) and subtracting the percentage of Detractors (responding residents who provided a rating of 6 or below). Residents are surveyed through an independent third-party platform.

For 2025, AvalonBay continued using semi-annual measures for the mid-lease NPS metric with each period weighing 50%. The target range was set at 29-33 for each period with a threshold goal of 25 corresponding to a 50% payout, and a maximum goal of 37 corresponding to a 200% payout. The final weighted NPS for 2025 was 33.5 (34 for the first half and 33 for the second half), resulting in a weighted 112.5% achievement.

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Online Reputation Sentiment

Online reputation sentiment measures the average rating of new reviews within the calendar year for all AvalonBay communities (including communities in lease-up or undergoing redevelopment) and that are still live on Google as of the end of the calendar year. This information is monitored and scored by a third party.

Our online reputation sentiment was 4.4 out of 5.0 stars in 2025, which was above the target goal of 4.25. The positive online reputation sentiment continued to be driven by the outstanding service of AvalonBay’s maintenance teams and the responsiveness of on-site leasing staff through their interactions with prospects and residents.

Performance Measure	Weight	Threshold	Target	Max	% of Target Payout
First-Half Mid-Lease NPS	1.875%				125.0%
Second-Half Mid-Lease NPS	1.875%				100.0%
Online Reputation Sentiment	3.75%				130.0%

Qualitative Performance Metrics

The following metrics represent qualitative assessments of AvalonBay’s performance.

Strategic & Corporate Technology Initiatives

Determining our progress on strategic and corporate initiatives requires a qualitative judgment about our achievement on multi-year corporate investments and projects. Our 2025 strategic and corporate initiatives included:

●	Continuing to innovate and transform our operations through seamless, digital and self-service experience, enhanced neighborhood and centralized staffing models, and a modernized technology stack including AI solutions to deliver excellent customer service and reduce administrative and cost burdens at the same time.
●	Making accretive investments in established and expansion regions, increasing development through in-house development and the Developer Funding Program (the “DFP”), and continuing to leverage our Structured Investment Program (the “SIP”) to drive earnings.
●	Continuing to progress towards our long-term target of increased portfolio allocation in expansion regions.
●	Focusing on reducing environmental impact and operating expenses, through reducing emissions across all scopes, expanding solar programs, assessing and piloting lower embodied carbon construction products or approaches, and reducing water consumption and waste diversion.

The Compensation Committee considered the Company’s performance against these and other initiatives and determined that achievement for 2025 was 100% of target. In making this determination, factors considered included the following:

●	We continued to develop and enhance digital, self-service applications to support prospective and existing customer experiences when touring, searching for an apartment, applying, and leasing or renewing. Digital applications featured improvements that were implemented to enhance our website experience, flexible touring options and self-service leasing and renewal capabilities. We added smart access with keyless entry at more communities, deployed digital notice to vacate enhancements, and enhanced our digital touring features. We launched pilots of resident self-service options for adding pets and parking to leases, a new parking revenue app and a new resident app at more communities. We continue to optimize our neighborhood and centralized staffing

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models by implementing management reporting, benchmarks and controls for the maintenance function. We also piloted a new leasing operations model across select neighborhoods.
●	We exceeded development start volume for the year in both established and expansion regions. We started three new communities under the Developer Funding Program and continued to grow the Structured Investment Program. We also achieved 100% in-house construction management in expansion regions (other than for DFP developments) by the end of 2025.
●	We met our transaction volume targets for the year as we continued to conduct asset-level strategy reviews, and evaluate the portfolio for optimization opportunities via dispositions and accretive capital investments.
●	We continued our focus on reducing the environmental impact on the communities in which we do business. By the end of 2025, 94 solar projects were active with 69 installations. Lower embodied carbon construction materials were tested and implemented in four new developments. Progress on California de‑turfing efforts is underway, with upcoming pilots designed to transition properties to native, low‑water landscaping. We expanded water‑saving initiatives through new fixture technologies and smart metering projects and completed leak‑management pilots that will scale to additional regions next year.

Effectiveness of Management

This qualitative measure considers capital allocation and balance sheet and liquidity management and is weighted 10%. In 2025, we continued to build out the pipeline of development opportunities, carefully managing liquidity through match-funding and land exposure using option contracts. Our balance sheet ratios continue to remain strong with Net Debt-to-Core-EBITDAre at 4.7x (based on the annualized fourth quarter 2025) and 95% unencumbered NOI. The Company is well poised to capitalize on growth opportunities should they arise.

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Effectiveness of management is weighted 10%. Based on the above, the Compensation Committee determined that the achievement on effectiveness of management was 100%.

Cash Bonus Performance Measures
Metric		Weight	Performance (% of target)	Weighted payout
Annual Core FFO per Share	20%		93.7%	18.7%
Semi-annual Core FFO per Share	30%		90.0%	27.0%
Development Yield	15%		146.3%	22.0%
GRESB Score	7.5%		106.4%	8.0%
Mid-Lease NPS	3.75%		112.5%	4.2%
Online Reputation Sentiment	3.75%		130.0%	4.9%
Corporate and Strategic Initiatives	10%		100.0%	10.0%
Effectiveness of Management	10%		100.0%	10.0%
Total Payout	100.0%			104.8%

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Business Unit and Individual Component of the Bonus Program

Set forth below are descriptions for each NEO’s business unit responsibilities and achievements in 2025, as applicable.

Mr. Schall

Key Responsibilities:

As the CEO of the Company, Mr. Schall is responsible for the overall performance of the Company and therefore his annual cash bonus is weighted heavily towards corporate performance, with individual performance linked to his leadership and effective advancement of the Company’s long-term goals.

Major achievements in 2025 included:

●	Provided effective leadership in advancing the Company’s current year and longer-term goals and initiatives, including with respect to development and investments, portfolio allocation, and operating and technology platform strategies, while maintaining disciplined capital strategies.
●	Oversaw recycling of capital from lower-growth assets into higher-growth expansion regions, with an increased emphasis on suburban markets.
●	Continued the Company’s strong focus on customer satisfaction and associate engagement.
●	Developed effective relationships with shareholders and other stakeholders.

The individual performance achievement for Mr. Schall was determined to be 112.0% of target.

Mr. O’Shea

Key Responsibilities:

Mr. O’Shea’s business unit goals were based on the achievements of the Financial Services Group, for which Mr. O’Shea has direct supervisory responsibility. The Financial Services Group includes the areas of capital markets, accounting, financial reporting, financial planning and analysis, risk management, tax, internal audit (for which he has administrative oversight), and investor relations.

Major achievements in 2025 included:

●	Strengthened financial flexibility by renewing and upsizing the unsecured credit facility to $2.5 billion, extending tenor and reducing spreads, and expanding the commercial paper program to enhance access to floating rate debt markets.
●	Executed cost effective financing via $1.35 billion of debt issuance, supported by disciplined market execution and value capturing hedging.
●	Advanced strategic capital allocation objectives by executing stock repurchases and providing structuring support for a portfolio acquisition in an expansion market through a DownREIT.
●	Improved risk, insurance and treasury management via enhancements to insurance and captive programs and upgraded cash management to reduce costs.

For 2025, the overall achievement for Mr. O’Shea’s business unit was determined to be 108.0% of target.

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Mr. Birenbaum

Key Responsibilities:

Mr. Birenbaum’s business unit goals were based on the achievements of Development, Investments, Construction (including Capital Projects and Construction Support Services), and Market Research groups, for which Mr. Birenbaum has direct oversight responsibility.

Major achievements in 2025 included:

●	Accelerated start volume in development and construction in California and other regions via both the Company’s internal volume and DFP activity. Maintained future development rights pipeline with additions of new sites, allowing for additional starts over the next two years if capital conditions are supportive, all while keeping land inventory and capitalized pursuit costs constrained through a continued focus on risk management. Moved to self-perform construction in all expansion regions (other than for DFP developments), while adding strong construction talent in Texas and North Carolina. Continued to harvest strong buyout savings on projects under construction.
●	Expanded portfolio trading activity meaningfully. Grew expansion region and suburban allocation through a combination of portfolio trading and development start activity.
●	Refined build-to-rent product standards and branding.

For 2025, the overall achievement for Mr. Birenbaum’s business unit was determined to be 123.8% of target.

Mr. Breslin

Key Responsibilities:

Mr. Breslin’s business unit goals were based on the achievements of Residential Services, Revenue Management, Digital Technology and Data Analytics, Operating Initiatives, Marketing, Engineering, Enterprise Technology (including cybersecurity), and Call Center Operations, for which Mr. Breslin has direct oversight responsibility.

Major achievements in 2025 included:

●	Assumed leadership responsibility for the Company’s customer service operation.
●	Achieved digital objectives across various customer-facing platforms.
●	Developed a future state neighborhood service model for office operations and deployed it to pilot communities. Deployed flexible touring technology platform, which includes remote leasing support, and enhanced Smart Operations platform (i.e., automated resolution of various preventative maintenance tasks).
●	Achieved the highest, full year Net Promoter Score while realizing the lowest resident turnover in the Company’s history.

For 2025, the overall achievement for Mr. Breslin’s business unit was determined to be 109.2% of target.

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Ms. Thomas

Key Responsibilities:

Ms. Thomas’ business unit goals were based on the achievements of Asset Management, Mixed Use, and Sustainability, for which Ms. Thomas has direct oversight responsibility.

Major achievements in 2025 included:

●	Continued expansion and refinement of Asset Management’s responsibilities to include completion of asset strategy reviews, semi-annual asset valuations, and disposition recommendations. Achieved strong performance on key goals, including with respect to NOI-Enhancing Capital investment opportunities, and cost-saving initiatives such as audits of ground lease payments, obligations under historic entitlements, HOA charges and retail utility billbacks, resulting in operating savings.
●	Introduced a framework to better assess jurisdictional risk and support more informed capital allocation decisions.
●	Oversaw execution of commercial lease transactions, which had a meaningful increase in new leases as compared to the prior year.

For 2025, the overall achievement for Ms. Thomas’ business unit was determined to be 118.2% of target.

Annual Cash Bonus

	Weight of Each Component (%)
Name	Corporate	Business Unit	Individual
Mr. Schall	80%	—	20%
Mr. O’Shea	40%	40%	20%
Mr. Birenbaum	40%	40%	20%
Mr. Breslin	40%	40%	20%
Ms. Thomas	40%	40%	20%

Target Bonus Opportunities and Actual Bonuses

					Business
				Corporate	Unit		Actual Cash
	Threshold	Target	Maximum	Achievement	Achievement	Individual	Bonus
Name	($)	($)	($)%		%	%	($)(1)
Mr. Schall	875,000	1,750,000	3,500,000	104.8%	NA	112.0%	1,815,540
Mr. O’Shea	471,000	942,000	1,884,000	104.8%	108.0%	105.0%	999,650
Mr. Birenbaum	510,000	1,020,000	2,040,000	104.8%	123.8%	110.0%	1,157,088
Mr. Breslin	510,000	1,020,000	2,040,000	104.8%	109.2%	105.0%	1,087,320
Ms. Thomas	412,500	825,000	1,650,000	104.8%	118.2%	107.0%	912,450
(1)	Payouts are based on base salary earned, and the target amounts are based on % of base salary.

Annual Stock Bonus

Mr. Schall’s 2025 annual stock bonus component consisted of the following one-year performance measures. Annual stock bonuses for Messrs. O’Shea, Birenbaum, and Breslin and Ms. Thomas were based on the achievement of their respective business unit goals, as described above.

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Performance Measure	Weight	Threshold (Payout 50%)	Target (Payout 100%)	Max (Payout 200%)	% of Target Payout
Semi-annual Same Store Residential Revenue vs. Target*	First Half 12.5%				100.0%
	Second Half 12.5%				100.0%
Annual Same Store Controllable OpEx vs. Target	10%				100.0%
Same Store Base Rental Revenue vs. Submarket Composite	25%				100.0%
Review and Assessment of Development Completions Against Plan in Terms of Capital Cost	15%				200.0%/117.4%**
Review and Assessment of Construction (based on completions)	Budget 8.33%				200.0%/132.5%**
	Safety 8.33%				177.3%
	Quality 8.34%				100.0%
Total	100%				129.8%
Total after Downward Adjustment (see explanation below)					110.7%
*

Based on the first and the second half year’s results relative to Same Store Residential Revenue budgeted at the beginning of each period, respectively. Each half year achievement is weighted equally at 12.5%.

**	Adjusted down to the lower figure per the discussion below.

These performance measures intentionally do not duplicate the performance measures for the corporate annual cash bonus program to ensure that the CEO focuses on all aspects of the Company’s business, including residential services, development and construction. Consistent with the semi-annual Core FFO metric used in the annual bonus plan, the Same Store Revenue metric was set and reviewed on a semi-annual basis instead of annually. The annual same store controllable operating expense metric is measured against budget as established at the beginning of the year and is designed to complement the Same Store Residential Revenue metric by incorporating the expense components of Net Operating Income. The base rental revenue metric compares our growth against a submarket composite based on stabilized communities. The Development metric focuses on completions against plan in terms of capital cost. The Construction metrics measure budget, safety and quality of completed communities.

For 2025, although Development completions occurred in advance of the goal and at lower-than-expected cost, the low volume of completions made this achievement have an outsized impact on the related performance measure. Because of this dynamic, and the favorable buyout environment in Construction, the Compensation Committee determined it was appropriate to apply negative discretion to align payouts for these components with the underlying performance of the Development and Construction Business Units. Specifically, Development performance was reduced to 117.4% of target and Construction performance was reduced to 132.5% of target. The revised performance resulted in a reduction of the total achievement from 129.8% to 110.7%.

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Once the final achievement for the annual stock bonus is determined, the number of shares of restricted stock earned by each NEO is calculated and awarded in February of the year following the performance period. The restricted stock vests ratably over three years after the grant date as long as the NEO remains employed by the Company through each vesting date. Vesting will be accelerated in the event of a termination due to death, disability, retirement, or termination by the Company without cause. For Mr. Schall’s 2025 stock bonus, in accordance with an election made prior to the end of the prior calendar year and as permitted under the Company’s compensation program for officers, Mr. Schall received 25% of his earned stock bonus value in the form of a stock option that follows the same vesting schedule as restricted stock; the option has a total Black-Scholes value equal to 25% of the value of the earned stock bonus.

Annual Stock Bonus (based on business unit performance for NEOs other than Mr. Schall)

					Actual Stock
	Threshold	Target	Maximum	Achievement	Bonus
Name	($)	($)	($)%		($)
Mr. Schall	1,050,000	2,100,000	4,200,000	110.7%	2,296,494
Mr. O’Shea	521,500	1,043,000	2,086,000	108.0%	1,107,399
Mr. Birenbaum	585,000	1,170,000	2,340,000	123.8%	1,424,131
Mr. Breslin	585,000	1,170,000	2,340,000	109.2%	1,256,180
Ms. Thomas	298,400	596,800	1,193,600	118.2%	696,324

Annual stock bonus awards (and the option award in lieu of stock as described above) in respect of 2025 service will be disclosed in the 2027 proxy statement Summary Compensation Table as they were granted in February 2026.

New Hire Replacement Stock Awards

Ms. Thomas was hired in July 2024 and did not receive a maturing 2022-2024 performance award. Instead, she received a restricted stock award on March 1, 2025 as part of her new hire package, with a value of $275,000, which fully vested on March 1, 2026.

Multi-Year Performance Award Program

Under our multi-year, long-term incentive award program, performance awards are granted each year with a target number of performance units and the number of units earned may be reduced or increased from the target number at the end of the three-year performance period depending on achievement against established metrics. For the 2025–2027 performance period, payouts will be determined based on the Company’s performance against two relative TSR metrics and two relative financial operating metrics, as described below. The performance units that are earned at the end of the performance period will be settled in shares of common stock and a cash payment equal to the dividends that would have been earned on that number of shares from the grant date of the award through its settlement date.

The performance awards strengthen the alignment of executive compensation with long-term stockholder value creation. The two indices selected for the relative TSR metric represent the broader REIT industry and the REIT apartment industry, which we believe are complementary investment vehicles for our investors. The operating metrics for the 2025–2027 Performance Awards—Core FFO per share growth and Net Debt to Recurring EBITDA ratio, each measured relative to the performance of our peers—motivate our officers to focus on critical operating performance objectives that we believe will contribute to sustainable stockholder returns over the long term. The three-year Core FFO per share growth has a higher weight because it is a key financial metric for the Company.

The targets set for the four performance metrics are intended to be challenging. Achievement of maximum performance levels would require meaningful outperformance over the performance period.

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2025–2027 Performance Awards

The metrics included in the performance awards made in 2025 with a three-year performance period ending on December 31, 2027, are as follows:

	Performance Level and Payouts(1) (relative performance stated as percentage points above or below index performance)
TSR Metrics (Weighted 55%)	Threshold 50% payout	Target 100% payout	Max 200% payout	Percent of Total Metrics

Relative to FTSE Nareit Apartment Index				35.75%

Relative to FTSE Nareit Equity REITs Index				19.25%

	Performance Level and Payouts(1) (relative performance stated as (i) percentage points above or below average peer performance(2) or (ii) difference between AVB performance and average peer performance)
Operating Metrics (Weighted 45%)	Threshold 50% payout	Target 100% payout	Max 200% payout	Percent of Total Metrics

Core FFO per share growth vs. peers				24.75%

3-yr Net Debt-to-Core EBITDA vs. Peers				20.25%
(1)	For results between threshold and target, or between target and maximum, payouts will be determined using straight-line interpolation. There is no payout for performance below threshold.
(2)	The peers used in calculating the operating metrics are Camden Property Trust, Equity Residential, Essex Property Trust, Inc., Mid-America Apartment Communities, Inc., and UDR, Inc. Operating metrics for companies that are acquired during the performance period will be factored in for the portion of the performance period that they were publicly traded companies that published operating results. A peer company may also be excluded for a period of time in the case of a business reorganization, merger, split or other transaction after which results are no longer comparable.

The target, threshold and maximum number of performance units granted in 2025 that may be earned for the 2025–2027 performance period are shown below.

		2025 – 2027 TSR Metric Units			2025 – 2027 Operating Metric Units
	Target Dollar
	Value	Threshold	Target(1)	Maximum	Threshold	Target(1)	Maximum
Name	($)	(#)	(#)	(#)	(#)	(#)	(#)
Mr. Schall	4,900,000	6,010	12,019	24,038	4,917	9,834	19,668
Mr. O’Shea	1,553,000	1,905	3,809	7,618	1,559	3,117	6,234
Mr. Birenbaum	1,759,000	2,158	4,315	8,630	1,765	3,530	7,060
Mr. Breslin	1,759,000	2,158	4,315	8,630	1,765	3,530	7,060
Ms. Thomas (2)	895,200	1,098	2,196	4,392	899	1,797	3,594
(1)	To derive the target number of TSR Metric units and the number of Operating Metric units, 100% of the target dollar value allocable to that metric was divided by the 20 trading day average closing stock price of the Company’s common stock ending on December 31, 2024, of $224.2260. For the Summary Compensation Table, the value of the TSR Metric target units was determined using a Monte Carlo value of $224.11 for each unit, and the value of the Operating Metric units was determined based on the closing stock price on the grant date on February 26, 2025 of $221.58. The shares of stock issued upon settlement of awards are not subject to further additional time vesting requirements and will be delivered together with a cash payment representing the dividends that were paid on the number of earned shares from the date of grant of the award through the date of its settlement.

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Settlement of 2023–2025 Performance Awards

Our 2023–2025 Performance Awards were structured similarly to the 2025–2027 Performance Awards, with a focus on TSR metrics and operating metrics.

TSR Metrics (Weighted 55%)	Weight	Threshold	Target	Max	% of Target Payout
Relative to FTSE Nareit Equity REITs Index	19.25%				87.5%
Relative to FTSE Nareit Apartment Index	35.75%				161.0%

TSR Metrics %					135.3%

Operating Metrics (Weighted 45%)	Weight	Threshold	Target	Max	% of Target Payout
Core FFO per share growth vs. Peers	22.5%				153.0%
3-yr Net Debt-to-Core EBITDA vs. Peers	22.5%				114.7%

Operating Metrics %					133.8%
Overall Achievement %					134.6%

The following table shows the actual performance units earned at the completion of the three-year performance period ended December 31, 2025. These awards were settled in unrestricted shares of stock.

		Overall		Cash Dividend
	Target Number	Performance	Actual Number of	Equivalent Paid	Total Dollar Value of
	of Performance	Achievement	Performance Units	Based on Earned	Earned Perf Units as
Name	Units	Awarded (%)	Earned	Units ($)	of Feb. 26, 2026 ($)
Mr. Schall	25,252	134.6%	33,996	693,518	6,801,580
Mr. O’Shea	7,936	134.6%	10,684	217,954	2,137,548
Mr. Birenbaum	9,018	134.6%	12,141	247,676	2,429,050
Mr. Breslin	9,018	134.6%	12,141	247,676	2,429,050
Ms. Thomas	3,873	134.6%	5,214	54,226	991,025

Realized Pay for 2025 Performance

The following chart shows one of the ways our Compensation Committee evaluated compensation paid to the NEOs for service and performance with respect to 2025. This chart differs from the Summary Compensation Table. The Summary Compensation Table includes several items that are driven by accounting and reporting requirements that do not necessarily reflect the compensation actually realized by our NEOs during or with respect to 2025. The primary differences between the 2025 compensation of our NEOs as reported in this Realized Pay for 2025 Performance Table and as reported in the Summary Compensation Table are the following: (i) the Summary Compensation Table uses the grant date fair value of restricted stock awarded in February 2025 with respect to 2024 service, whereas the Realized Pay for 2025 Performance Table uses the grant date fair value of restricted stock awarded in February 2026 with respect to 2025 service, and (ii) the Summary Compensation Table uses the grant date fair value of the 2025–2027 performance awards that were awarded in February 2025, whereas the Realized Pay for 2025 Performance Table uses the value (as of the date of settlement) of the

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unrestricted shares, and cash in respect of accrued dividends, received by each NEO upon settlement of the maturing 2023–2025 performance awards.

1.	Cash bonus reflects the cash awards made in February 2026 with respect to performance under the annual cash bonus program in 2025 in the following amounts: Mr. Schall - $1,815,540, Mr. O’Shea - $999,650, Mr. Birenbaum - $1,157,088, Mr. Breslin - $1,087,320, and Ms. Thomas - $912,450.
2.	Represents 2025 earned annual stock bonuses in the following amounts: Mr. Schall - $2,296,494, Mr. O’Shea - $1,107,399, Mr. Birenbaum - $1,424,131, Mr. Breslin - $1,256,180, and Ms. Thomas - $696,324. Mr. Schall elected to receive 25% of his 2025 earned stock bonus in the form of a stock option, and accordingly 25% of the amount for Mr. Schall was issued in the form of a stock option in lieu of restricted shares of stock.
3.	For performance awards, target value reflects the dollar value used by the Company in February 2023 to determine the target number of 2023–2025 performance award units granted to the NEO. For performance awards, realized value reflects the February 2026 settlement value of the 2023–2025 performance awards (which consists of unrestricted shares and a dividend equivalent cash payment on those shares) in the following amounts: Mr. Schall - $6,801,580, Mr. O’Shea - $2,137,548, Mr. Birenbaum - $2,429,050, Mr. Breslin - $2,429,050, and Ms. Thomas - $991,025. The value of the unrestricted shares received by each NEO upon settlement of the 2023–2025 performance awards was calculated using a price of $179.67 per share, the closing price of the Company’s common stock on the NYSE on February 26, 2026.

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Other Benefits

Pursuant to our Deferred Compensation Plan, certain employees, including the NEOs, may defer up to 25% of annual base salary and up to 50% of annual cash bonus on a pre-tax basis and receive a tax-deferred return on those deferrals. Deferral elections are made by eligible employees during an open enrollment period each year for amounts to be earned in the following year. Participating employees direct the deemed investment of their deferral accounts by selecting among certain available investments in mutual funds.

We have an employee stock purchase plan that provides our employees the opportunity to purchase our common stock at a 15% discount to the lower of the closing price of the common stock, as reported on the NYSE, on the first business day of the purchase period or the closing price of the common stock on the last day of the purchase period. There were two purchase periods in 2025: January 1 through June 10 and July 1 through December 10. Employees had the opportunity to purchase up to $12,500 of our common stock at the discounted rate during each of the two purchase periods.

We maintain a 401(k) retirement savings plan and we match 50% of the contributions up to the first eight percent of a participant’s eligible compensation (subject to certain tax limitations). We offer medical, dental and vision insurance plans, with a portion of the cost paid by the employee. We also provide 100% paid parental leave, mental and physical wellness programs, life insurance, accidental dismemberment insurance, and short-term and long-term disability insurance for each employee.

Compensation Policies

Senior Officer Stock Ownership Guidelines

The Company believes it is important for senior officers to hold Company stock. To that end, the Board has established the Senior Officer Stock Ownership Guidelines for officers who are at the senior vice president level or above. These guidelines provide that the following classes of senior officers are expected to maintain ownership of common stock (including unvested restricted shares) equal to the indicated multiple of base salary. Stock that counts towards satisfaction of these guidelines includes shares owned by the officer or his or her immediate family sharing the same household, including shares of restricted stock still subject to vesting as well as shares purchased through the Company’s employee stock purchase program. Shares underlying stock options or multi-year performance awards do not count toward satisfaction of these guidelines.

CEO	6 times
Chief Financial Officer and Executive Vice Presidents	3 times
Senior Vice Presidents	1.5 times

Covered officers must achieve the required ownership within five years of the date they become subject to these guidelines. The full text of the Senior Officer Stock Ownership Guidelines, which includes a retention policy for officers who have not achieved the required ownership level, is posted on the Investor Relations section of the Company’s website (www.avalonbay.com) under “Corporate Governance Documents.” All of our covered officers who have been in office for at least five years are in compliance with the stock ownership guidelines.

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Anti-Hedging and Anti-Speculation Policy

The Board has adopted the following Anti-Hedging and Anti-Speculation Policy, which applies to all officers, employees, and directors:

“Associates (including officers) and members of the Board of Directors of the Company may not, directly or indirectly (including, without limitation, through trading done by immediate family members sharing the person’s household and/or not financially independent of such person or through trading done through an account over which the person has investment power or authority):

1.	Sell Company equity securities short (i.e., sell Company equity securities that are not owned by the seller at the time of sale).
2.	Buy or sell securities or financial instruments that are derivatives of Company equity securities, including, without limitation, puts, calls, futures contracts and options (other than receiving employee stock options under an equity compensation plan of the Company).
3.	Purchase financial instruments or engage in other transactions for the purpose of speculating in Company equity securities, including, without limitation, financial instruments and transactions designed for the purpose of providing the economic equivalent of profiting from a change in the value of Company equity securities.
4.	Purchase financial instruments or engage in other transactions for the purpose of hedging or offsetting a decrease in the price of Company equity securities, including, without limitation, prepaid variable forward contracts, equity swaps and collars.”

No Pledging Policy

The Board has also adopted the following No Pledging Policy:

“No officer and no member of the Board of Directors of the Company may, directly or indirectly (including, without limitation, through accounts owned by immediate family members sharing the person’s household and/or not financially independent of such person or through trading done through an account over which the person has investment power or authority), purchase Company equity securities on margin, hold Company equity securities in a margin account, or borrow money from a broker or other lender that is secured by Company equity securities.”

Severance Policy

The Board has adopted a Policy Regarding Shareholder Approval of Future Severance Agreements (the “Severance Policy”). The Severance Policy generally provides that the Company will not, without stockholder approval or ratification, enter into or bind the Company to the terms of any severance agreement with a senior executive officer that provides for severance benefits (as defined therein) in excess of 3.0 times the sum of the officer’s base salary plus annual bonus. The full text of the Severance Policy is posted on the Investor Relations section of the Company’s website (www.avalonbay.com) under “Corporate Governance Documents.”

Compensation Recovery Policy (“Clawback” Policy)

The Board has adopted a compensation recovery (or “clawback”) policy (the “Compensation Recovery Policy”), which requires recovery from executive officers of incentive-based compensation that is earned, granted or vested based on the achievement of a financial reporting measure in the event of a required restatement of previously issued financial statements. The recoverable compensation includes any compensation received after the effective date of the Compensation Recovery Policy and in the three-year fiscal period preceding the date the Company was required to prepare the restatement that is in excess of the amount that would have been earned, paid or vested had it been calculated based on the restated financial statements. Recovery is required regardless of fault or a covered officer’s role in the financial reporting process. Further, the Company has maintained the provisions of its prior compensation recoupment policy allowing the Board or the Compensation Committee discretion to require forfeiture or reimbursement of incentive compensation paid or awarded to any officer holding the title of senior vice president or above and not covered by mandatory clawback under the Compensation Recovery Policy. The Compensation Recovery Policy has been filed as Exhibit 97 to the Form 10-K, and is posted on the Investor Relations section of the Company’s website (www.avalonbay.com) under “Corporate Governance Documents.” At no time during or after the year ended December 31, 2025 was the Company required to prepare an accounting restatement that required recovery of erroneously awarded compensation pursuant to the Compensation Recovery Policy, nor was there, on December 31, 2025, an outstanding balance of erroneously awarded compensation to be recovered from the application of the policy to a prior restatement.

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Dates and Pricing of Stock and Option Grants

The Compensation Committee approves the number of shares underlying options or the number of shares of restricted stock to award to officers as part of their annual compensation. The award date for options and stock grants is a date in February set by the Compensation Committee, but that date may be delayed if there is a pending announcement by the Company of material non-public information, such as an earnings release. In all cases, our stock and options are granted: (i) on the date described above; (ii) the first business day of the month following the date of (or a date set in connection with) a new employee’s start with the Company, as approved by the Chief Executive Officer or the Compensation Committee in advance of the start date; or (iii) the first business day of the month following the date of approval by the Chief Executive Officer for retention or recognition purposes (under his delegated authority to grant equity awards to certain employees of up to a Board-authorized maximum value of $500,000). Option exercise prices are equal to the NYSE closing price of our common stock on the date of grant. Accordingly, we do not time the disclosure of material non-public information for the purpose of affecting the value of executive compensation.

Under Item 402(x)(2) of Regulation S-K, companies are required to provide a tabular disclosure on a grant-by-grant basis of each option awarded to the NEOs within the period beginning four business days before the filing of a periodic report on Form 10-Q or Form 10-K, or a Form 8-K that discloses material non-public information, and ending one business day after such filing. During fiscal 2025, the Compensation Committee awarded stock options to the CEO at its regularly scheduled February meeting, which occurred within four business days prior to the filing of our Annual Report on Form 10-K. We are therefore providing the following tabular disclosure.

Name	Title	Grant Date	Number of Shares Underlying the Award	Exercise Price	Grant Date Fair Value (1)

Percentage change in the
closing market price of the
shares underlying the award
between the trading day
ending immediately prior to
the filing of the Form 10-K and
the trading day beginning
immediately following the
filing of the Form 10-K

Mr. Schall	CEO	2/26/2025	9,473	$221.58	$482,365	2.10%
(1)	The amount reflects the grant date fair value of stock option awards made pursuant to the Company’s Second Amended and Restated 2009 Equity Incentive Plan in the fiscal years ended December 31, 2025, computed in accordance with FASB ASC Topic 718, disregarding the effect of forfeitures related to service-based vesting.

Insider Trading Policies and Procedures

We have insider trading policies and procedures (the “Insider Trading Policy”) that govern the purchase, sale and other dispositions of our securities by directors, officers, and employees, as well as by the Company itself. We believe these policies and procedures are reasonably designed to promote compliance with insider trading laws, rules and regulations and applicable listing standards. A copy of our Insider Trading Policy has been filed as Exhibit 19.1 to the Form 10-K, and is posted on the Investor Relations section of the Company’s website (www.avalonbay.com) under “Corporate Governance Documents.”

Pursuant to our Insider Trading Policy, all officers and directors must receive prior authorization for any purchase or sale of our common stock (unless made pursuant to a previously approved Rule 10b5-1 plan, by automatic dividend reinvestment, or through our employee stock purchase plan), which, in the case of open market transactions, is generally only given during approved trading windows that are established in advance based upon earnings release dates.

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Risk Considerations

The Compensation Committee reviewed and considered risks arising from the Company’s compensation policies and practices for its employees. This review included consideration of the following specific elements of the Company’s executive compensation policies and procedures:

●	preexisting, defined goals are set for annual bonuses and long-term incentive awards;
●	annual goals contain multiple financial targets, including performance against a pre-approved budget;
●	performance goals include both absolute performance and performance relative to industry peers;
●	annual goals balance financial and non-financial performance;
●	incentive plans incorporate goals for corporate, business unit, and individual performance;
●	performance goals include achievement against both single year and multi-year metrics;
●	executive compensation is structured as a mix of salary, cash bonus, and equity awards;
●	equity awards vest over time with a minimum vesting period of one year;
●	the provisions of the Compensation Recovery Policy;
●	bonus and long-term equity programs include maximum payout levels;
●	all unvested equity awards are forfeited upon a termination of employment for cause or voluntary termination under certain circumstances;
●	the metrics that determine our incentive awards include a goal addressing appropriate leverage ratios; and
●	while awards are generally made in relation to performance against specific goals, the Compensation Committee retains the discretion to adjust annual bonuses of cash and restricted stock as may be warranted by specific circumstances.

Following this review, the Compensation Committee concluded that any risks arising from the Company’s compensation policies and practices are not reasonably likely to have a material adverse effect on the Company at this time.

Compensation Committee Report

The Compensation Committee of the Board of Directors of AvalonBay Communities, Inc., a Maryland corporation, has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K of the Securities and Exchange Commission with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

Submitted by the Compensation Committee

Stephen P. Hills (Chair)
Terry S. Brown
Richard J. Lieb
Susan Swanezy

Compensation Committee Interlocks and Insider Participation

Stephen P. Hills, Terry S. Brown, Richard J. Lieb, and Susan Swanezy each served on the Compensation Committee during 2025. Mr. Hills was elected Chair of the committee on May 21, 2025, succeeding Mr. Lieb, who ceased serving as Chair on that day. No member of the Compensation Committee has served as an officer or employee of the Company or any of its subsidiaries or had any relationship requiring disclosure herein. None of our executive officers serves as a member of the board of directors or compensation committee of any company that has one or more of its executive officers serving as a member of our Board or Compensation Committee. No member of the Compensation Committee has any other business relationship or affiliation with the Company or any of its subsidiaries (other than service as a director).

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Executive Compensation Tables

Summary Compensation Table

The table below summarizes the compensation amounts paid in or earned by each of the NEOs for the fiscal years ended December 31, 2025, 2024, and 2023, as applicable.

Executives are eligible to defer a portion of their salaries and bonuses under our Nonqualified Deferred Compensation Plan. The amounts shown below are before any deferrals under the Nonqualified Deferred Compensation Plan.

								Change in
								Pension Value
								and
							Non-Equity	Nonqualified
Name and					Stock	Option	Incentive Plan	Deferred	All Other
Principal		Salary	Bonus		Awards	Awards	Compensation	Compensation	Compensation	Total
Position	Year	($)(1)	($)		($)(2)(3)	($)(4)	($)(5)	Earnings(6)	($)(7)	($)
(a)	(b)	(c)	(d)		(e)	(f)	(g)	(h)	(i)	(j)
Benjamin W. Schall	2025	1,000,000	—		6,319,735	482,365	1,815,540	—	45,860	9,663,500
Chief Executive	2024	1,000,000	—		5,777,068	446,833	1,831,800	—	34,372	9,090,073
Officer & President	2023	1,000,000	—		6,029,666	378,140	2,040,600	—	31,281	9,479,687
Kevin P. O’Shea	2025	628,000	—		2,570,880	—	999,650	—	37,820	4,236,350
Chief Financial	2024	628,000	—		2,373,390	—	1,087,445	—	35,231	4,124,066
Officer	2023	622,615	—		2,485,578	—	1,171,513	—	31,593	4,311,299
Matthew H. Birenbaum	2025	680,000	—		2,887,912	—	1,157,088	—	37,820	4,762,820
Chief Investment	2024	680,000	—		2,565,644	—	1,172,184	—	35,231	4,453,059
Officer	2023	674,231	—		2,909,080	—	1,221,302	—	31,593	4,836,206
Sean J. Breslin	2025	680,000	—		2,951,948	—	1,087,320	—	37,631	4,756,899
Chief Operating	2024	680,000	—		2,672,697	—	1,197,063	—	34,997	4,584,757
Officer	2023	674,231	—		2,886,851	—	1,264,587	—	31,314	4,856,983
Pamela R. Thomas (8)	2025	550,000	—		1,577,942	—	912,450	—	50,455	3,090,847
Executive Vice President	2024	253,846	818,750	(9)	2,466,147	—	—	—	41,044	3,579,787
Portfolio and Asset Management
(1)	The amounts shown as salary in column (c) reflect actual payments received in each indicated year, which may vary slightly from the salary described in the Compensation Discussion and Analysis as a result of (i) the number of payroll periods in each calendar year and (ii) the fact that salary increases do not go into effect until early March of each year (except for 2024, in which year the salary increases went into effect in February).
(2)	The amounts in column (e) include restricted stock awards actually granted during the fiscal year for service in the prior fiscal year. For example, the row for 2025 includes the value of stock awards made in February 2025 with respect to 2024 service. The amounts in column (e) also include the grant date fair value of the performance award granted for that year. For example, the row for 2025 includes the 2025–2027 performance award that was granted in February 2025.
(3)	The amounts in column (e) reflect the aggregate grant date fair value for awards made in the fiscal years ended December 31, 2025, December 31, 2024, and December 31, 2023, as applicable, computed in accordance with FASB ASC Topic 718, disregarding the effect of forfeitures related to service-based vesting, for restricted stock awards and performance unit awards made pursuant to the Company’s Second Amended and Restated 2009 Equity Incentive Plan. The value of restricted stock awards is based solely on the closing price of our common stock on the NYSE on the date of grant and no assumptions were used in the calculation of this value. The value of performance unit awards based on operating metrics made in 2025, for the measurement period January 1, 2025 – December 31, 2027, is based on the closing price of our common stock on the NYSE on February 26, 2025, the date of grant, of $221.58. The value of performance unit awards based on TSR metrics made in 2025 for the measurement period 2025–2027 is based on the Monte Carlo value on February 26, 2025 of $224.11. The total realizable value of the performance unit awards granted in 2025, if earned at maximum on the date of grant, for the NEOs is: Mr. Schall—$9,745,192; Mr. O'Shea—$3,088,600; Messrs. Birenbaum and Breslin—$3,498,424; and Ms. Thomas—$1,780,650.

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(4)	The amounts in column (f) reflect the aggregate grant date fair value of stock option awards made pursuant to the Company’s Second Amended and Restated 2009 Equity Incentive Plan in the fiscal years ended December 31, 2023, 2024, and 2025, computed in accordance with FASB ASC Topic 718, disregarding the effect of forfeitures related to service-based vesting. These amounts were determined as of the option grant date using a Black-Scholes stock option valuation model. The assumptions used to estimate the grant date fair value of options granted in February 2025 are shown below:

Assumption
Risk-free interest rate	4.06%
Average life	5 years
Volatility	30.08%
Dividend yield	3.50%
Fair value per share	$50.92
(5)	The amounts shown in column (g) reflect annual cash bonus awards to the NEOs determined by the Compensation Committee in February of the following year based upon the achievement of the performance metrics established in the year indicated, as more fully described in the Compensation Discussion and Analysis above.
(6)	All earnings under the Company’s nonqualified deferred compensation program are determined by reference to returns of actual mutual funds and the Company does not consider such earnings to be above market.
(7)	For 2025, the amounts shown in column (i) include, for each NEO (a) amounts contributed by the Company to the NEOs’ 401(k) accounts in the amount of $11,750 each for Messrs. Schall, O'Shea, Birenbaum, Breslin, and Ms. Thomas; (b) medical benefit premiums paid by the Company (inclusive of Health Savings Account contributions) in the amount of $23,646 for Mr. Schall; $23,377 for Messrs. O'Shea, Breslin, and Birenbaum; and $15,049 for Ms. Thomas; and (c) the premiums paid by the Company for a standard term life insurance policy in the face amount of $750,000 for: Mr. Schall—$1,136; Messrs. O’Shea and Birenbaum—$2,693; Mr. Breslin—$2,504, and Ms. Thomas—$1,937. The amount shown for Mr. Schall also includes a security benefit of $9,328. The amount shown for Ms. Thomas also includes a relocation benefit, including tax gross up, of $21,719 in connection with her relocation upon hire.
(8)	Ms. Thomas’s employment with the Company began in July 2024, and her reported 2024 compensation includes certain transitional bonuses and awards.
(9)	The amount shown includes the following amounts that were paid to Ms. Thomas pursuant to the terms of her offer letter: (i) a one-time signing bonus in the amount of $200,000 made to Ms. Thomas in connection with her hire and (ii) a guaranteed annual cash bonus in respect of 2024 service of $618,750.

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2026 PROXY STATEMENT

Grants of Plan-Based Awards

The table below sets out the grants of plan-based awards made to the NEOs in 2025 under the Equity Incentive Plan.

									All Other	All Other
									Stock	Option
			Estimated Future Payouts Under			Estimated Future Payouts			Awards:	Awards:	Exercise	Grant Date
			Non–Equity Incentive Plan			Under Equity Incentive Plan			Number of	Number of	or Base	Fair Value
			Awards(1)			Awards(2)			Shares of	Securities	Price of	of Stock
									Stock or	Underlying	Options	and Option
	Award	Grant	Threshold	Target	Maximum	Threshold	Target	Maximum	Units	Options	Awards	Awards
Name	Type	Date	(#)	(#)	(#)	(#)	(#)	(#)	(#)(3)	(#)(4)	($/Share)	($)(2)(5)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)	(m)
Mr. Schall	Annual (Cash & Stock)	2/26/2025	1,925,000	3,850,000	7,700,000	—	—	—	—	—	—	—
	Stock Options	2/26/2025	—	—	—	—	—	—	—	9,473	221.58	482,365
	RSA - Annual Incentive	2/26/2025	—	—	—	—	—	—	6,531	—	—	1,447,139
	Performance Units - CY25‑27	2/26/2025	—	—	—	10,927	21,853	43,706	—	—	—	4,872,596
Mr. O’Shea	Annual (Cash & Stock)	2/26/2025	992,500	1,985,000	3,970,000	—	—	—	—	—	—	—
	RSA - Annual Incentive	2/26/2025	—	—	—	—	—	—	4,633	—	—	1,026,580
	Performance Units - CY25‑27	2/26/2025	—	—	—	3,463	6,926	13,852	—	—	—	1,544,300
Mr. Birenbaum	Annual (Cash & Stock)	2/26/2025	1,095,000	2,190,000	4,380,000	—	—	—	—	—	—	—
	RSA - Annual Incentive	2/26/2025	—	—	—	—	—	—	5,139	—	—	1,138,700
	Performance Units - CY25‑27	2/26/2025	—	—	—	3,923	7,845	15,690	—	—	—	1,749,212
Mr. Breslin	Annual (Cash & Stock)	2/26/2025	1,095,000	2,190,000	4,380,000	—	—	—	—	—	—	—
	RSA - Annual Incentive	2/26/2025	—	—	—	—	—	—	5,428	—	—	1,202,736
	Performance Units - CY25‑27	2/26/2025	—	—	—	3,923	7,845	15,690	—	—	—	1,749,212
Ms. Thomas	Annual (Cash & Stock)	2/26/2025	710,900	1,421,800	2,843,600	—	—	—	—	—	—	—
	RSA - Annual Incentive	2/26/2025	—	—	—	—	—	—	1,862	—	—	412,582
	RSA - Sign-On	3/1/2025	—	—	—	—	—	—	1,216	—	—	275,035
	Performance Units - CY25‑27	2/26/2025	—	—	—	1,997	3,993	7,986	—	—	—	890,325
(1)	The amounts shown in columns (d), (e) and (f) reflect the threshold, target, and maximum payment levels for 2025 under our annual bonus plan, which were established on February 26, 2025. The annual bonus is paid in cash and restricted stock. The actual cash bonuses received by each of the NEOs for performance in 2025, paid in 2026, are set out in column (g) of the Summary Compensation Table. Under applicable SEC rules, earned stock bonuses will be disclosed in the 2027 proxy statement Summary Compensation Table as the actual grant of restricted stock based on 2025 achievement occurred in 2026.
(2)	The amounts shown in columns (g), (h) and (i) reflect the threshold, target and maximum number of performance units awarded in 2025 under the long‑term incentive performance program. The grant date fair value of 2025–2027 awards is based on the closing price on February 26, 2025, the grant date, of $221.58 for the operating metric portion of the award and the Monte Carlo value of $224.11 for the TSR metric portion of the award. Cash dividends will be accrued and paid at the end of the performance period based on the actual number of performance units earned.
(3)	The shares of restricted stock shown in column (j) granted on February 26, 2025, represent the actual number of shares of restricted stock granted to the NEOs, with respect to performance in 2024, and do not represent compensation for performance in 2025. The shares of restricted stock shown in column (j) granted on March 1, 2025, reflect a one-time award to Ms. Thomas pursuant to the terms of her offer letter. Dividends are payable on the shares at the same rate as dividends paid on all outstanding shares of our common stock.
(4)	The stock option has an exercise price equal to the closing stock price on the date of grant at $221.58 per share, vests ratably over a three-year period ending March 1, 2028, and has a 10-year term.
(5)	For the February 26, 2025 grants of restricted stock, the value was calculated based on the closing price of the common stock on the date of grant of $221.58. For the March 1, 2025 grant of restricted stock, the value was calculated based on the closing price of the common stock on the date of grant of $226.18. For the February 26, 2025 stock option grant, the grant date fair value of the option award was determined as of the option grant date using a Black-Scholes stock option valuation model. The assumptions used to determine the grant date fair value are described in footnote (4) to the Summary Compensation Table.

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2026 PROXY STATEMENT

Outstanding Equity Awards at Fiscal Year-End

The table below sets out outstanding equity awards held by the NEOs as of December 31, 2025.

		Option Awards (1)					Stock Awards(2)
											Equity
				Equity						Equity	Incentive
				Incentive						Incentive	Plan Awards:
				Plan						Plan	Market or
				Awards:					Market	Awards:	Payout Value
		Number of	Number of	Number of					Value of	Number of	of Unearned
		Securities	Securities	Securities			Number of		Shares or	Unearned	Shares, Units
		Underlying	Underlying	Underlying			Shares or		Units of	Shares, Units or	or Other
		Unexercised	Unexercised	Unexercised	Option		Units of Stock		Stock That	Other Rights	Rights That
		Options	Options	Unearned	Exercise	Option	That Have Not		Have Not	That Have Not	Have Not
		(#)	(#)	Options	Price	Expiration	Vested		Vested	Vested	Vested
Name	Grant Date	Exercisable	Unexercisable	(#)	($)	Date	(#)		($)(9)	(#)(10)	($)(9)
(a)		(b)	(c)	(d)	(e)	(f)	(g)		(h)	(i)	(j)
Mr. Schall	2/17/2022	8,304	—	—	236.14	2/17/2032	—		—	—	—
	2/23/2023	6,715	3,358	—	177.83	2/23/2033	36,123	(3)(4)	6,549,461	—	—
	2/13/2024	4,217	8,434	—	172.11	2/13/2034	5,193	(5)	941,543	24,855	4,506,460
	2/26/2025	—	9,473	—	221.58	2/26/2035	6,531	(6)	1,184,136	21,853	3,962,167
Mr. O’Shea	2/25/2021	13,966	—	—	180.32	2/25/2031	—		—	—	—
	2/23/2023	—	—	—	—	—	12,460	(3)(4)	2,259,123	—	—
	2/13/2024	—	—	—	—	—	3,958	(5)	717,625	7,573	1,373,061
	2/26/2025	—	—	—	—	—	4,633	(6)	840,009	6,926	1,255,753
Mr. Birenbaum	2/25/2021	17,458	—	—	180.32	2/25/2031	—		—	—	—
	2/23/2023	—	—	—	—	—	14,317	(3)(4)	2,595,815	—	—
	2/13/2024	—	—	—	—	—	3,994	(5)	724,152	8,598	1,558,903
	2/26/2025	—	—	—	—	—	5,139	(6)	931,752	7,845	1,422,377
Mr. Breslin	2/25/2021	17,458	—	—	180.32	2/25/2031	—		—	—	—
	2/23/2023	—	—	—	—	—	14,276	(3)(4)	2,588,382	—	—
	2/13/2024	—	—	—	—	—	4,408	(5)	799,214	8,598	1,558,903
	2/26/2025	—	—	—	—	—	5,428	(6)	984,151	7,845	1,422,377
Ms. Thomas	8/1/2024	—	—	—	—	—	6,153	(4)(7)	1,115,600	3,873	702,214
	2/26/2025	—	—	—	—	—	1,862	(6)	337,599	3,993	723,971
	3/1/2025	—	—	—	—	—	1,216	(8)	220,473	—	—
(1)	Option awards in columns (b) and (c) vest ratably over three years beginning on March 1 of the year following the date of the grant, except for the non-routine supplementary option awards granted in 2021, which cliff vested on March 1, 2023.
(2)	Stock awards in column (g) vest ratably over three years beginning on March 1 of the year following the date of the grant, except for the August 1, 2024, award issued to Ms. Thomas, which vests ratably over two years beginning on August 1 of the year following the date of grant, and the March 1, 2025, award issued to Ms. Thomas, which cliff vested on March 1 of the year following the date of the grant. Dividends are payable on the shares at the same rate as dividends paid on all outstanding shares of our common stock. Column (g) also includes earned performance units for the 2022 – 2024 period that cliff vested on March 1, 2025. Cash dividends are accrued and paid at the end of the performance period based on the actual number of performance units earned.
(3)	Represents the annual stock bonus award issued in 2023 in respect of 2022 performance that vests ratably beginning on March 1, 2024.
(4)	Represents performance unit awards that were earned for the 2023–2025 performance period, which were earned as of December 31, 2025, and cliff vested on March 1, 2026.
(5)	Represents the annual stock bonus award issued in 2024 in respect of 2023 performance that vests ratably beginning on March 1, 2025.
(6)	Represents the annual stock bonus award issued in 2025 in respect of 2024 performance that vests ratably beginning on March 1, 2026.
(7)	Represents a sign-on stock award issued in 2024 that vests ratably beginning on August 1, 2025.
(8)	Represents a sign-on stock award issued in 2025 that cliff vested on March 1, 2026.
(9)	Based on the closing price of our common stock as reported on the NYSE on December 31, 2025, the last trading day of 2025, of $181.31 per share.
(10)	The amounts in column (i) consist of performance units awarded to the NEO at target performance for the 2024–2026 performance period and the 2025–2027 performance period. The actual number of earned units will be determined at the end of the respective performance period and settled in unrestricted shares of common stock and a cash payment equal to the dividends earned on such number of shares from the grant date to the settlement date on March 1, 2027, and March 1, 2028, respectively.

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2026 PROXY STATEMENT

Option Exercises and Stock Vested

The following table identifies the number of shares underlying options exercised during 2025 for each of the NEOs, the value realized on such exercises, the number of shares of restricted stock and performance awards that vested during 2025 for each NEO and the value of such shares on the date of vesting.

	Option Awards		Stock Awards
	Number of Shares	Value Realized on	Number of Shares	Value Realized on
	Acquired on Exercise	Exercise	Acquired on Vesting	Vesting
Name	(#)	($)	(#)	($)(1)
(a)	(b)	(c)	(d)	(e)
Mr. Schall	—	—	31,272	7,073,101
Mr. O’Shea	—	—	12,688	2,869,772
Mr. Birenbaum	—	—	14,708	3,326,655
Mr. Breslin	—	—	14,539	3,288,431
Ms. Thomas	—	—	939	173,189
(1)	The value in column (e) reflects shares of restricted stock and earned performance awards for the January 1, 2022 – December 31, 2024 period that vested on March 1, 2025. The closing price of our common stock, as reported on the NYSE for March 1, 2025, was $226.18 per share. In the case of Ms. Thomas, this additionally represents the first half of Ms. Thomas’ sign-on bonus that vested on August 1, 2025. The closing price of our common stock, as reported on the NYSE for August 1, 2025, was $184.44 per share.

Nonqualified Deferred Compensation

Pursuant to our Deferred Compensation Plan, certain employees of the Company, including the NEOs, may defer up to 25% of annual base salary and up to 50% of annual cash bonus on a pre-tax basis and receive a tax-deferred return on those deferrals. Deferral elections are made by eligible employees during an open enrollment period each year for amounts to be earned in the following year. Participating employees direct the deemed investment of their deferral accounts by selecting among certain available investment funds. The table below shows the investment funds available under the Deferred Compensation Plan and their annual rate of return for the calendar year ended December 31, 2025. Since the investment funds are all publicly available, we do not consider any of the earnings credited under the Deferred Compensation Plan to be “above market”.

Name of Fund	2025 Rate of Return (%)
American Funds Europacific Growth R6 (RERGX)	29.18
American Funds New World R6 (RNWGX)	28.60
Cohen & Steers Instl Realty Shares (CSRIX)	3.09
Columbia Dividend Opportunity Inst (CDOAX)	15.89
Fidelity® 500 Index (FXAIX)	17.86
Fidelity® Government MMkt K6 (FNBXX)	4.12
Fidelity® International Index (FSPSX)	31.96
Fidelity® Mid Cap Index (FSMDX)	10.57
Fidelity® Small Cap Index (FSSNX)	12.93
Fidelity® US Bond Index (FXNAX)	7.13
Janus Henderson Triton N (JGMNX)	9.80
JHancock Disciplined Value Mid Cap R6 (JVMRX)	11.39
JPMorgan Large Cap Growth R6 (JLGMX)	14.40
MFS Value R3 (MEIHX)	12.86
PIMCO Total Return Instl (PTTRX)	9.33
T. Rowe Price Mid-Cap Growth I (RPTIX)	3.74
T. Rowe Price Retirement 2005 (TRRFX)	11.34
T. Rowe Price Retirement 2010 (TRRAX)	11.75
T. Rowe Price Retirement 2015 (TRRGX)	12.13
T. Rowe Price Retirement 2020 (TRRBX)	12.53
T. Rowe Price Retirement 2025 (TRRHX)	12.98
T. Rowe Price Retirement 2030 (TRRCX)	14.38
T. Rowe Price Retirement 2035 (TRRJX)	16.10
T. Rowe Price Retirement 2040 (TRRDX)	17.46
T. Rowe Price Retirement 2045 (TRRKX)	18.51
T. Rowe Price Retirement 2050 (TRRMX)	18.81
T. Rowe Price Retirement 2055 (TRRNX)	18.94
T. Rowe Price Retirement 2060 (TRRLX)	18.97
Undiscovered Managers Behavioral Val R6 (UBVFX)	1.84

AvalonBay Communities	71
2026 PROXY STATEMENT

Benefits under our Deferred Compensation Plan will be paid out on the earlier of (i) the employee’s death or (ii) at the election of the employee (a) the date six months, 66 months, or 126 months following termination of employment (depending upon the employee’s properly made election), (b) in ten annual installments beginning in the seventh month following departure from the Company, or (c) in one lump sum (or four annual installments) on a specified date that is at least five years after the deferral year while the employee is still employed with the Company. Benefits may be paid out earlier in the event of an “Unforeseeable Financial Emergency” as determined by our Retirement Planning Committee (a committee of management designated by the Compensation Committee of the Board) in its sole discretion and in accordance with tax law requirements.

Aggregate
	Executive	Registrant	Aggregate	Withdrawals/	Aggregate
	Contributions in	Contributions in	Earnings in Last	Distributions in	Balance at Last
	Last Fiscal Year	Last Fiscal Year	Fiscal Year	Last Fiscal Year	Fiscal Year End
Name	($)(1)	($)	($)	($)	($)
(a)	(b)	(c)	(d)	(e)	(f)
Mr. Schall	707,950	—	459,034	—	3,469,253
Mr. O’Shea	—	—	—	—	—
Mr. Birenbaum	—	—	—	—	—
Mr. Breslin	239,413	—	163,229	—	1,354,974
Ms. Thomas	55,000	—	4,244	—	59,279
(1)	All contributions in column (b) are also included as compensation to the NEOs in the Salary and/or Non-Equity Incentive Plan Compensation columns of the Summary Compensation Table.

Potential Payments Upon Termination or Sale Event

The summaries below are qualified in their entirety by reference to the complete plans and agreements which have been included as exhibits to the Company’s SEC filings.

The Company is not party to employment agreements with any of the NEOs. Mr. Schall entered into an employment agreement to cover his first three years of employment, but that agreement expired as described below.

Mr. Schall’s Former Employment Agreement

Mr. Schall joined AvalonBay in January 2021 as President, with an announced plan for him to transition to the role of Chief Executive Officer approximately one year later (which occurred on January 3, 2022). In connection with his hiring, the Company and Mr. Schall entered into an employment agreement with a term that expired by its terms in January 2024, although provisions relating to equity awards granted during the term of the employment agreement continue to apply with respect to those awards (principally to expand the definition of a termination without cause to include a departure by Mr. Schall for “Good Reason” as defined in the agreement).

Officer Severance Plan for Sale Events

We adopted an Officer Severance Plan that provides for severance in the event of certain terminations of employment following a Sale Event (as defined therein). Under this program, in the event an officer’s employment is terminated by the Company (other than for cause or as a result of death or disability) in connection with or within 24 months of a Sale Event, such officer will generally receive a multiple of his Covered Compensation (defined as the sum of his or her annual base salary plus the officer’s current target annual cash bonus as of the termination date) depending on the officer’s title: for the Chief Executive Officer and President, the multiple is three times; for the Chief Financial Officer or an Executive Vice President, the multiple is two times; and for other officers the multiple is one times. The terminated officer would also receive (i) a cash payment representing the pro rata value of his or her annual bonus (cash and stock) for the portion of the year worked, valued at target, (ii) accelerated vesting of the officer’s unvested restricted stock and options, and (iii) payment of COBRA insurance premiums for up to 18 months.

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2026 PROXY STATEMENT

Other Severance Arrangements

Our agreements with our directors and officers governing compensatory stock option and restricted stock awards provide for vesting if a “Sale Event” with respect to the Company occurs and the participant’s employment or other business relationship with the Company terminates for Good Reason or without Cause in connection with or within 24 months following the Sale Event (as each such term is defined therein).

In addition, upon death, Disability, termination by the Company without Cause, or the Retirement of an employee (as defined in the award agreements under the Equity Incentive Plan), (a) all of such employee’s options shall automatically become fully exercisable and shall be exercisable for one year thereafter and (b) all of such employee’s restricted shares of stock shall automatically vest 30 days following the triggering event; provided, at the Company’s option, that a separation agreement is executed and effective during such 30-day period. Retirement of an employee, as defined in the award agreements under the Equity Incentive Plan, generally means the termination of employment, other than for Cause, when the sum of the following equals or exceeds 70 years: (i) the number of full months (converted to years) of employment and other business relationships with the Company and any predecessor company (must be at least 120 months) and (ii) the employee’s age on the date of termination (must be at least 50 years old). Under this formula, Messrs. O’Shea, Birenbaum and Breslin are currently eligible for retirement. To qualify for retirement, the employee must also give six months’ prior written notice to the Company of the employee’s intention to retire and enter into a release and a two year non-solicitation and one year non-competition agreement.

Our current performance award agreements provide that, following one full year of employment during the performance period, a pro rata portion of the award will be earned at the end of the performance period based on actual achievement if there is a separation of employment due to death, Disability, Retirement, or a termination by the Company without Cause. If a Sale Event occurs during a performance period, then all outstanding performance awards vest at their target number of units and stock is issued for such number of units. The executive will also receive a cash payment for the dividends that would have been payable on the underlying shares in proportion to the actual number shares earned.

AvalonBay Communities	73
2026 PROXY STATEMENT

Severance Benefits

The tables below, together with the footnotes thereto and the additional information below, reflect the payments and benefits that the NEOs would have been eligible to receive in the event of their termination of employment with the Company on December 31, 2025, under the indicated circumstances. Where applicable, values are based on the Company’s closing common stock price on December 31, 2025, the final trading day of the fiscal year, of $181.31.

Benjamin W. Schall, Chief Executive Officer
							Termination
		Termination					Without Cause or
		Without Cause					For Good Reason
	For Cause or	(Unrelated to a		Death or		Qualified	(Related to a
Executive Benefits and Payments	Voluntary	Sale Event)		Disability		Retirement(1)	Sale Event)
Upon Termination	($)	($)		($)		($)	($)
Severance (Cash)	—	—	(2)	—		—	8,250,000	(3)
Restricted Stock Vesting	—	2,511,325		2,511,325		—	2,511,325
Performance Awards Vesting	—	11,463,517	(4)	11,463,517	(4)	—	15,821,931	(5)
Vesting of Stock Options	—	89,279	(6)	89,279	(6)	—	89,279	(6)
Health Benefits	—	14,203	(7)	14,203	(7)	—	42,609	(8)
Prorated Cash and Stock Bonus (at target for Sale Event, at actual for other scenarios)	—	4,112,034	(9)	4,112,034	(9)	—	3,850,000	(10)

Kevin P. O’Shea, Chief Financial Officer
								Termination
		Termination						Without Cause or
		Without Cause						For Good Reason
	For Cause or	(Unrelated to a		Death or		Qualified		(Related to a
Executive Benefits and Payments	Voluntary	Sale Event)		Disability		Retirement(1)		Sale Event)
Upon Termination	($)	($)		($)		($)		($)
Severance (Cash)	—	—	(2)	—		—		3,140,000	(11)
Restricted Stock Vesting	—	1,879,641		1,879,641		1,879,641		1,879,641
Performance Awards Vesting	—	3,575,378	(4)	3,575,378	(4)	3,575,378	(4)	4,936,873	(5)
Vesting of Stock Options	—	—	(6)	—	(6)	—	(6)	—	(6)
Health Benefits	—	15,627	(7)	15,627	(7)	15,627	(7)	46,882	(8)
Prorated Cash and Stock Bonus (at target for Sale Event, at actual for other scenarios)	—	2,107,049	(9)	2,107,049	(9)	2,107,049	(9)	1,985,000	(10)

Matthew H. Birenbaum, Chief Investment Officer
								Termination
		Termination						Without Cause or
		Without Cause						For Good Reason
	For Cause or	(Unrelated to a		Death or		Qualified		(Related to a
Executive Benefits and Payments	Voluntary	Sale Event)		Disability		Retirement(1)		Sale Event)
Upon Termination	($)	($)		($)		($)		($)
Severance (Cash)	—	—	(2)	—		—		3,400,000	(11)
Restricted Stock Vesting	—	2,050,435		2,050,435		2,050,435		2,050,435
Performance Awards Vesting	—	4,060,348	(4)	4,060,348	(4)	4,060,348	(4)	5,603,809	(5)
Vesting of Stock Options	—	—	(6)	—	(6)	—	(6)	—	(6)
Health Benefits	—	15,627	(7)	15,627	(7)	15,627	(7)	46,882	(8)
Prorated Cash and Stock Bonus (at target for Sale Event, at actual for other scenarios)	—	2,581,219	(9)	2,581,219	(9)	2,581,219	(9)	2,190,000	(10)

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2026 PROXY STATEMENT

Sean J. Breslin, Chief Operating Officer
								Termination
		Termination						Without Cause or
		Without Cause						For Good Reason
	For Cause or	(Unrelated to a		Death or		Qualified		(Related to a
Executive Benefits and Payments	Voluntary	Sale Event)		Disability		Retirement(1)		Sale Event)
Upon Termination	($)	($)		($)		($)		($)
Severance (Cash)	—	—	(2)	—		—		3,400,000	(11)
Restricted Stock Vesting	—	2,170,462		2,170,462		2,170,462		2,170,462
Performance Awards Vesting	—	4,060,348	(4)	4,060,348	(4)	4,060,348	(4)	5,603,809	(5)
Vesting of Stock Options	—	—	(6)	—	(6)	—	(6)	—	(6)
Health Benefits	—	15,627	(7)	15,627	(7)	15,627	(7)	46,882	(8)
Prorated Cash and Stock Bonus (at target for Sale Event, at actual for other scenarios)	—	2,343,500	(9)	2,343,500	(9)	2,343,500	(9)	2,190,000	(10)

Pamela R. Thomas, Executive Vice President
							Termination
		Termination					Without Cause or
		Without Cause					For Good Reason
	For Cause or	(Unrelated to a		Death or		Qualified	(Related to a
Executive Benefits and Payments	Voluntary	Sale Event)		Disability		Retirement(1)	Sale Event)
Upon Termination	($)	($)		($)		($)	($)
Severance (Cash)	—	—	(2)	—		—	2,750,000	(11)
Restricted Stock Vesting	—	728,322		728,322		—	728,322
Performance Awards Vesting	—	1,745,595	(4)	1,745,595	(4)	—	2,493,991	(5)
Vesting of Stock Options	—	—	(6)	—	(6)	—	—	(6)
Health Benefits	—	11,037	(7)	11,037	(7)	—	33,110	(8)
Prorated Cash and Stock Bonus (at target for Sale Event, at actual for other scenarios)	—	1,608,774	(9)	1,608,774	(9)	—	1,421,800	(10)
(1)	Upon termination of any employee’s employment due to a qualified retirement as described above, in addition to the accelerated vesting of restricted stock (full) and performance awards (pro rata), the employee will receive their prorated annual bonus (cash and stock) paid in cash, six months of Company-paid COBRA premiums, and choice of retirement gift from an online catalog. Retirement benefits are available on the same terms to all associates. Neither Mr. Schall nor Ms. Thomas met the eligibility requirements for retirement on December 31, 2025. As such, estimated payments are not reported for either in the table above.
(2)	The Compensation Committee of the Board of Directors from time to time reviews and establishes severance guidelines in the case of a termination by the Company without cause of an executive officer. The guidelines do not constitute a contractual right of an executive and are subject to change without notice as business needs and practices evolve. The Company may require that certain conditions be met before providing severance to an executive, such as requiring the executive to execute a general release, to continue employment with the Company for a period of time, to provide on-going cooperation on various matters, etc. The severance amount suggested in the guideline may be decreased, or eliminated, on a case-by-case basis depending on the nature of the executive’s termination (e.g., reorganization, poor performance, etc.).

In the absence of a decrease in the current guideline amount, the guidelines suggest a cash severance payment of two times base plus target cash bonus in the case of Mr. Schall ($5,500,000 as of December 31, 2025) and one and one-half times base plus target cash bonus in the case of the non-PEO named executive officers ($2,355,000, $2,550,000, $2,550,000 and $2,062,500 for Messrs. O’Shea, Birenbaum, Breslin, and Ms. Thomas respectively, as of December 31, 2025).

Outstanding equity awards would vest in accordance with their terms as is the case with other equity award participants who are terminated without cause. The executive officers would also receive six months of Company-paid COBRA medical insurance premiums, unless covered under another employer, and Company-paid outplacement services for up to 6-months of up to $5,000.

(3)	In accordance with the terms of the Company’s Officer Severance Plan, the amount represents three times Covered Compensation (base salary and the current year target annual cash bonus) for Mr. Schall.
(4)	For 2023–2025 awards, value based on actual achievement, which includes a cash payment equal to the accrued dividends that would have been payable on such number of shares earned. For 2024–2026 and 2025–2027 awards, value assumes prorated vesting based on portion of the performance period completed and achievement assumed at target, as well as a cash payment equal to the accrued dividends that would have been payable on such number of shares earned.
(5)	Value based on full vesting of unvested performance awards at target, as well as a cash payment equal to the accrued dividends that would have been payable on such number of target shares.
(6)	Mr. Schall’s stock options granted on February 17, 2023, February 23, 2024, and February 13, 2025 vest ratably over a three year period with the first portion of each grant vested on March 1, 2024, March 1, 2025, and March 1, 2026, respectively. The options automatically vest on the date of termination in the event of a termination by the Company without cause, due to death or disability, or a termination for good reason in connection with a sale event. If Mr. Schall’s employment or other business relationship terminates for any other reason before the vesting dates, the options are forfeited. If the stock option exercise price is greater than the current stock price, the awarded stock options will have a zero intrinsic value.

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2026 PROXY STATEMENT

In the case of the option granted to Mr. Schall on February 23, 2023: based on the December 31, 2025, stock price of $181.31 and the stock option exercise price of $177.83, this stock option has an intrinsic value of $3.48 per share in the event of a termination. For the option granted to Mr. Schall on February 13, 2024: based on the December 31, 2025, stock price of $181.31 and the stock option exercise price of $172.11, this stock option has an intrinsic value of $9.20 per share in the event of termination. For the option granted to Mr. Schall on February 26, 2025: based on the December 31, 2025, stock price of $181.31 and the stock option exercise price of $221.58, this stock option has zero intrinsic value in the event of termination.

Messrs. O’Shea, Birenbaum, Breslin, and Ms. Thomas held no unvested stock options as of December 31, 2025.

(7)	COBRA medical insurance premiums will be paid by the Company for up to six months in the event of a death, qualified disability or qualified retirement.
(8)	Reflects company-paid medical insurance premiums for up to 18 months, based on the executive’s healthcare elections as of December 31, 2025.
(9)	Zero cash and stock payment if terminated prior to April 1, 2025. Pro-rated target cash and stock bonus payment if terminated on or after April 1, 2025, but prior to December 31, 2025. If departure is close to the year end, actual cash and stock bonus may be provided. Actual cash and stock bonus payments based on 2025 performance are included in this table.
(10)	In accordance with the Company’s Officer Severance Plan, represents the target annual cash bonus and the target stock bonus assuming termination at year end.
(11)	In accordance with the terms of the Company’s Officer Severance Plan, represents two times Covered Compensation (base salary and the current year target annual cash bonus) for Messrs. O’Shea, Birenbaum, Breslin, and Ms. Thomas.

CEO Pay Ratio

Under rules adopted pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we are required to calculate and disclose the total compensation paid to our median paid employee, as well as the ratio of the total compensation paid to the median employee as compared to the total compensation paid to our Chief Executive Officer.

The following describes our methodology and the resulting Chief Executive Officer pay ratio, and is a reasonable estimate, based on all individuals employed by AvalonBay Communities, Inc. as of December 31, 2025. To identify the median employee, we utilized wages reported in Box 1 of IRS Form W-2. Box 1 pay was selected as the most appropriate, consistently applied compensation measure as it captures compensation earned through various incentive plans offered throughout the Company. Wages were annualized for employees who joined the Company during 2025. Employees who were hired in late December 2025, and consequently did not receive any wages in 2025, were excluded from the median employee calculation, consistent with SEC rules permitting the exclusion of employes who received no compensation during the year.

After identifying the median employee based on W-2 wages, total compensation for the median employee was calculated using the same methodology as was used for calculating the Chief Executive Officer’s total compensation in the Summary Compensation Table. The annual total compensation for 2025 for the Chief Executive Officer was $9,663,500. The annual total compensation for 2025 for the median employee was $70,971, made up of approximately $69,669 in cash compensation and $1,302 in all other compensation, such as 401(k) Company contributions. As a result, the estimated ratio of the Chief Executive Officer’s pay to the pay of the median employee is 136 to 1.

In an effort to provide additional context on the pay ratio disclosure, the Company is providing the following background information. As of December 31, 2025, we had 3,021 employees, of which 1,856 were employed on-site at our operating apartment communities and 41 employees were employed on a part-time basis. The total population also includes 238 employees at the Customer Care Center, our in-house administrative support and call center with physical locations in Virginia Beach, VA, and San Antonio, TX. The average tenure of all employees is approximately seven years. The Company generally staffs its business with full-time employees and not part-time employees or the employees of subcontractors; we do however use subcontractors on occasion to supplement the staffing at certain operating communities and we do on occasion use part-time or seasonal employees. With regard to our development and construction activities, we engage various other firms to engage in the professional design and construction of our communities (i.e., architectural plans, engineering plans, foundation work, carpentry, drywall, framing, etc.).

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2026 PROXY STATEMENT

Pay Versus Performance

As required by Item 402(v) of Regulation S-K, we are providing information for our Chief Executive Officer (who is our principal executive officer or “PEO”) and the other NEOs about the relationship between “compensation actually paid” to such individuals (as calculated in accordance with Item 402(v) of Regulation S-K) and certain financial performance measures. For additional information on our compensation programs and philosophy and how we design our compensation programs to align pay with performance, see the section titled “Compensation Discussion and Analysis”.

For AvalonBay, the “compensation actually paid” to our NEOs for a given year, as calculated in accordance with Item 402(v) of Regulation S-K, includes cash amounts paid for service, the value of other items included in “all other compensation” in the Summary Compensation Table, the change in the fair value of unvested equity awards during the year (through year end or at any earlier vesting date) and the year-end fair value of equity awards granted during the year that remain unvested at year end. In this way, “compensation actually paid” takes into account changes in the fair value of equity awards using closing stock prices and Monte Carlo values. Our equity awards consisted of restricted shares of common stock, stock options, and multi-year performance awards that are earned based upon the achievement of TSR and operating metrics. Accordingly, the “compensation actually paid” to our NEOs as reported in the table below was greatly influenced by the value of our common stock price, which varied over the measurement period as illustrated in the following table:

Fiscal Year End	Closing Stock Price	Year over Year Change
December 31, 2025	$181.31	(18)%
December 29, 2024	$219.97	17%
December 30, 2023	$187.22	16%
December 31, 2022	$161.52	(36)%
December 31, 2021	$252.59	57%
December 31, 2020	$160.43	(23)%

Pay Versus Performance Table

									Value of Initial Fixed $100
									Investment Based On:
												Core Funds
	Summary		Summary		Average		Average					From
	Compensation	Compensation	Compensation	Compensation	Summary		Compensation			Peer		Operations
	Table Total	Actually Paid	Table Total for	Actually Paid	Compensation		Actually Paid		Total	Group Total		per Share
Fiscal	for Benjamin	to Benjamin W.	Timothy J.	to Timothy J.	Table Total for		to Non-PEO		Shareholder	Shareholder	Net	(Core
Year	W. Schall(1)	Schall(2)	Naughton(3)	Naughton(2)	Non-PEO NEOs		NEOs(2)		Return(4)	Return(5)	Income(6)	FFO)(7)
2025	9,663,500	1,583,396	NA	NA	4,211,729	(8)	1,863,693	(8)	$134	$130	1,056,599	$11.24
2024	9,090,073	16,768,387	NA	NA	4,185,417	(8)	6,402,770	(8)	$156	$142	1,082,175	$11.01
2023	9,479,687	17,461,680	NA	NA	4,108,271	(9)	6,556,935	(9)	$129	$118	928,438	$10.63
2022	9,393,208	3,772,678	9,814,142	(1,308,884)	4,187,942	(9)	1,457,095	(9)	$107	$111	1,136,438	$9.79
2021	NA	NA	14,371,460	26,154,241	7,495,804	(10)	10,290,484	(10)	$162	$164	1,004,356	$8.26
(1)	Mr. Schall joined AvalonBay as President and a director in January 2021 and became Chief Executive Officer effective January 3, 2022. Mr. Schall’s compensation for 2021 is included in the non-PEO averages.
(2)	The amounts reported represent the “compensation actually paid” to each of Mr. Schall and Mr. Naughton and the average “compensation actually paid” to each of the other NEOs as a group, each computed in accordance with Item 402(v) of Regulation S-K, but do not reflect the actual amount of compensation earned by or paid to such NEOs. In accordance with Item 402(v) of Regulation S-K, the following adjustments were made to the amounts reported in the “Total” column of the Summary Compensation Table to calculate “compensation actually paid.”

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2026 PROXY STATEMENT

				For Awards
				Outstanding
				(Unvested) as of
				December 31 of	For Awards
				the Applicable	that Vested
		Subtract	For Awards	Year, Add the	During the
		Summary	Subtracted in	Change in Fair	Applicable Year,	Add
		Compensation	Column	Value Between	Add the Change	Dividends
		Table Value	(B), Add the Fair	December 31 of	in Fair Value	Paid on
		of Equity Awards	Value of Such	the Prior Fiscal	Between	Unvested
		Granted in the	Awards on	Year and	December 31 of	Restricted
	Summary	Applicable Fiscal	December 31 of	December 31 of	the Prior Fiscal	Stock During
	Compensation	Year (Grant Date	the Applicable	the Applicable	Year and the	the Applicable	Compensation
	Table Total	Fair Value) (i)	Year (ii)	Fiscal Year (iii)	Vesting Date (iv)	Fiscal Year	Actually Paid
Year	(A)	(B)	(C)	(D)	(E)	(F)	(G)
2025 – PEO Schall	9,663,500	(6,802,100)	4,897,856	(3,521,977)	(2,749,716)	95,833	1,583,396
2025 – Avg Other NEOs	4,211,729	(2,497,171)	1,912,929	(1,014,620)	(815,305)	66,131	1,863,693
2024 – PEO Schall	9,090,073	(6,223,901)	10,049,766	2,383,680	1,368,536	100,233	16,768,387
2024 – Avg Other NEOs	4,185,417	(2,519,469)	3,654,930	680,855	341,838	59,199	6,402,770
2023 – PEO Schall	9,479,687	(6,407,807)	9,203,656	2,046,598	3,010,112	129,434	17,461,680
2023 – Avg Other NEOs	4,108,271	(2,374,971)	3,224,566	579,192	960,183	59,694	6,556,935
2022 – PEO Schall	9,393,208	(6,351,246)	3,705,283	(2,786,237)	(342,670)	154,340	3,772,678
2022 – PEO Naughton	9,814,142	(7,343,192)	3,696,749	(6,766,814)	(924,797)	215,028	(1,308,884)
2022 – Avg Other NEOs	4,187,942	(2,524,777)	1,453,657	(1,513,615)	(212,401)	66,289	1,457,095
2021 – PEO Naughton	14,371,460	(10,551,826)	14,011,349	4,604,039	3,373,073	346,146	26,154,241
2021 – Avg Other NEOs	7,495,804	(5,049,488)	6,223,603	925,342	583,792	111,431	10,290,484
(i)	The amounts reported represent the sum of the amounts reported in the “Stock Awards” and “Option Awards” columns of the Summary Compensation Table for the applicable fiscal year.
(ii)	No awards granted during a fiscal year vested that same year.
(iii)	Represents the sum of the following for each equity award that was outstanding (unvested) as of December 31 of the applicable fiscal year and December 31 of the prior fiscal year: the difference between (x) the fair value of such award as of December 31 of the applicable fiscal year and (y) the fair value of such award as of December 31 of the prior fiscal year. For performance awards, the fair value represents the Monte Carlo valuation for the TSR portion and the payout corresponding to the interim level of achievement of the operating metrics portion. For options, fair value represents the Black-Scholes value.
(iv)	For a multi-year performance award that matured (vested) on December 31 of the reported year, the fair value was the number of units earned valued at the closing price of a share of common stock on the last trading day of that year, plus the cash amount in respect of accrued dividends to be paid out upon settlement.
(3)	Mr. Naughton served as Chief Executive Officer from 2012 through January 2, 2022 and served as Executive Chairman throughout 2022. He served as a non-executive chairman in 2023, 2024 and 2025.
(4)	Company TSR and Peer Group TSR are calculated using the measurement period beginning on the last trading day of 2020, through and including the end of the fiscal year for which cumulative Company TSR or cumulative Peer Group TSR is being calculated.
(5)	The peer group TSR used for this purpose is the FTSE Nareit Apartment REIT Index, a published industry index.
(6)	The dollar amounts reported represent the amount of net income reflected in the Company’s audited financial statements for the applicable fiscal year.
(7)	The Company Selected Measure is Core FFO per share, representing the Company’s FFO as adjusted for non-core items. By adjusting for items that are not considered by us to be part of our core business operations, Core FFO can help one compare the core operating and financial performance of the Company between periods. While we consider numerous financial and non-financial performance measures for the purpose of evaluating and determining executive compensation, we consider Core FFO per share, which is one of the measures used to determine annual cash incentive compensation for our NEOs, to be the most important performance measure used to link compensation actually paid to the NEOs for fiscal year 2025 to Company performance.
(8)	Non-PEO NEOs for 2025 and 2024 include Messrs. O’Shea, Birenbaum, Breslin, and Ms. Thomas.
(9)	Non-PEO NEOs for 2023 and 2022 include Messrs. O’Shea, Birenbaum, Breslin, and Schulman.
(10)	Non-PEO NEOs for 2021 include Messrs. O’Shea, Schall, Birenbaum, and Breslin.

AvalonBay Communities	78
2026 PROXY STATEMENT

Compensation Actually Paid and Company TSR

Changes in our stock price during the five-year period measured had a direct influence on the value of outstanding equity awards held by our NEOs, which impacted year to year “compensation actually paid.” In addition, changes in our stock price relative to peers influenced our interim measured level of performance on outstanding performance awards and affected the year end values of such awards, which also impacted the “compensation actually paid” to our NEOs. This relationship between “compensation actually paid” for 2021 through 2025, and AvalonBay’s TSR and a comparison of AvalonBay’s TSR to the TSR of the peer group are illustrated in the chart below.

Compensation Actually Paid and Net Income

Our net income is affected by gains (or losses) on sales of improved property, and therefore can be variable and is not a metric used by our Compensation Committee for executive goal setting or measuring performance. Accordingly, there was little correlation between our net income from 2021 through 2025 and the “compensation actually paid” to our NEOs during those years, which is illustrated in the graph below.

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2026 PROXY STATEMENT

Compensation Actually Paid and Core FFO per Share

Core FFO per share on an annual, absolute basis is an important financial performance measure for the Company and is used as one component of our annual corporate goals for determining annual cash bonuses. Growth in Core FFO per share over time may positively influence the Company’s stock price, although many other factors affect the Company’s stock price, such as trends in interest rates, job growth, the performance of stock indices and other factors. “Compensation actually paid” to our NEOs for 2021 through 2025 was influenced by significant movements in our stock price over that period that did not correlate closely to changes in our Core FFO per share, which is illustrated in the graph below:

Tabular List of Performance Measures

The following table includes financial performance measures that the Company determined are its most important financial measures for 2025 and they are reflected in our multi-year performance awards or annual bonus program.

Financial Measure
Total Shareholder Return
Core FFO per Share
Three-year Compounded Annual Growth Rate of Core FFO per Share Relative to Apartment REIT Companies
Same Store Residential Revenue
Development Yield

AvalonBay Communities	80
2026 PROXY STATEMENT

Officers, Stock Ownership and Other Information

Executive Officers

The following biographical descriptions set forth information with respect to each of our executive officers. There is no family relationship between any director, nominee for director or executive officer of AvalonBay. Officers are elected annually at the first meeting of the Board following each annual meeting of stockholders. Each officer holds office until the first meeting of the Board following the next annual meeting of stockholders and until his or her successor is duly elected and qualifies or until his or her earlier death, resignation or removal in the manner provided in our Bylaws.

The Board has determined that the officers listed below are executive officers of AvalonBay within the meaning of Rules 3b-7 and 16a-1(f) of the Exchange Act.

Benjamin W. Schall. Mr. Schall’s biography is located on page 16 of this Proxy Statement.

Kevin P. O’Shea, 60, has been the Company’s Chief Financial Officer since June 2014. Prior to that he was Executive Vice President—Capital Markets from January 2013 to May 2014 and Senior Vice President—Investment Management from the time he joined the Company in July 2003 until January 2013. Mr. O’Shea oversees the Company’s Finance, Accounting and Risk Management groups. Prior to joining the Company, Mr. O’Shea was an Executive Director at UBS Investment Bank, where his experience included real estate investment banking. Earlier in his career, Mr. O’Shea practiced commercial real estate and banking law as an attorney. Mr. O’Shea received his Master of Business Administration from Harvard Business School, his J.D. from Southern Methodist University and his undergraduate degree from Boston College. Mr. O’Shea is a Trustee of Urban Edge Properties, a publicly traded REIT, a position he has held since 2014.

Matthew H. Birenbaum, 60, has been the Company’s Chief Investment Officer since January 2015. He is responsible for the Company’s investment strategy and oversees the Development, Construction, Investments and Market Research functions. Before assuming his current position, he was the Company’s Executive Vice President—Corporate Strategy, a position he held from October 2011 until January 2015. Prior to re-joining the Company in October 2011, Mr. Birenbaum was the founding principal of Abbey Road Property Group, LLC, a multifamily development and investment firm based in Arlington, Virginia since 2006 and before that a Senior Vice President at EYA. Prior to joining EYA in 2003, Mr. Birenbaum was a Regional Vice President of Development with the Company. Mr. Birenbaum received his Bachelor of Arts from Brown University, where he graduated Phi Beta Kappa, and his Master’s Degree from The Kellogg Graduate School of Management at Northwestern University, where he graduated with honors. He is a member of ULI and is certified LEED-AP.

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2026 PROXY STATEMENT

Sean J. Breslin, 59, is the Company’s Chief Operating Officer, a position he has held since January 2015, with responsibility for the Company’s operating platform, including Property Operations, Digital and Enterprise Technologies, Corporate Innovation, and Marketing, Revenue Management and Brand Strategy. He was previously the Company’s Executive Vice President—Investments and Asset Management since April 2012. Mr. Breslin’s other roles with the Company have included Senior Vice President—Redevelopment and Asset Management and Senior Vice President—Investments. Prior to joining the Company in 2002, Mr. Breslin was the Chief Operating Officer of CWS Capital Partners. He received his Bachelor’s Degree from California State University, Long Beach and his Master of Business Administration from the University of Texas. Mr. Breslin is a member of the Executive Committee of NMHC and is past Chair of ULI’s Multifamily Council. He is also a member of the Executive Committee of the Real Estate Finance & Investment Center at the University of Texas at Austin and a member of the Board of Directors of the American Red Cross.

Edward M. Schulman, 63, has served as the Company’s Executive Vice President—General Counsel and Secretary since 2012. Mr. Schulman joined the Company in February 1999 and has served as General Counsel since that time. Prior to joining the Company, he was a corporate and securities law partner at Goodwin Procter LLP. Mr. Schulman is a magna cum laude graduate of Harvard Law School and received his undergraduate degree in economics from Princeton University, where he graduated with high honors and was elected to Phi Beta Kappa.

Pamela R. Thomas, 60, joined AvalonBay as Executive Vice President—Portfolio and Asset Management, in July 2024. She is responsible for leading the Company’s Asset Management, Corporate Responsibility, and Mixed-Use groups; determining and gaining alignment within the organization on key priorities for driving portfolio performance; and setting capital plans across the portfolio to achieve performance objectives. Prior to joining the Company, Ms. Thomas was with CPP Investments (“CPP”), which oversees and invests funds of the Canada Pension Plan. She joined CPP as a Director in 2017, served as Head of U.S. Real Estate from January 2020, was promoted to Managing Director in June 2021, and served as a member of the Global Real Estate Investment Committee from mid-2021. Prior to joining CPP, Ms. Thomas was Executive Director with JP Morgan Asset Management from 2013, where she was responsible for that firm’s New York and Northern New Jersey multifamily portfolio, and previously she was with RREEF/Deutsche Bank, where she was primarily focused on East Coast multifamily investments. Ms. Thomas is a graduate of New York University and is a member of the WX Women Executives in Real Estate, and the Urban Land Institute Platinum Multifamily Council.

Alaine S. Walsh, 54, has been the Company’s Executive Vice President—Human Capital and Administration since January 2024. Previously, she served as the Company’s Senior Vice President, Operations and Investment Services from 2018 until 2023. Ms. Walsh joined AvalonBay in 1998 in the finance group and has served in a variety of financial, administrative, and operational positions since then. Prior to joining the Company, her previous roles included providing auditing and accounting services as a licensed CPA at KPMG. She holds a B.S. in Accounting from James Madison University.

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Security Ownership of Certain Beneficial Owners and Management

The following table sets forth the beneficial ownership of AvalonBay’s common stock, as of March 15, 2026, with respect to (i) each person or entity who is known by AvalonBay to have beneficially owned more than 5% of such common stock; (ii) each of AvalonBay’s directors and nominees; (iii) each of the named executive officers; and (iv) all directors and executive officers as a group, based on representations of such officers and directors and filings through March 15, 2026, on Schedule 13G under the Exchange Act received by AvalonBay. All such information was provided by the stockholders listed and reflects their beneficial ownership known by AvalonBay. All percentages have been calculated as of March 15, 2026, and are based upon 139,258,978 shares of common stock outstanding at the close of business on such date (unless otherwise indicated).

	Number of Shares		Percent
	of Common Stock		of Class
Name and Business Address of Beneficial Owner(1)	Beneficially Owned(2)		(%)
Glyn F. Aeppel	14,041	(3)	*
Matthew H. Birenbaum	104,627	(4)	*
Sean J. Breslin	98,485	(4)	*
Terry S. Brown	18,935	(3)	*
Conor C. Flynn	478	(3)	*
Ronald L. Havner, Jr.	19,291	(3)	*
Stephen P. Hills	8,771	(5)	*
Christopher B. Howard	6,001	(3)	*
Richard J. Lieb	8,531	(6)	*
Nnenna Lynch	5,601	(3)	*
Charles E. Mueller, Jr.	6,995	(7)	*
Timothy J. Naughton	194,054	(4)(8)	*
Kevin P. O'Shea	48,750	(4)	*
Benjamin W. Schall	132,882	(9)	*
Susan Swanezy	14,618	(3)	*
Pamela R. Thomas	11,055		*
All current directors, nominees and executive officers as a group (18 persons)	735,889	(10)	0.53
The Vanguard Group, Inc.100 Vanguard Blvd., Malvern, PA 19355	22,594,379	(11)	16.22
BlackRock, Inc., 55 East 52nd Street, New York, NY 10055	16,300,185	(12)	11.7
State Street Corporation, State Street Financial Center, One Lincoln Street, Boston MA 02111	9,927,040	(13)	7.13
Norges Bank, Bankplassen 2, PO Box 1179 Sentrum, Oslo, NO-0107, Oslo, Norway	7,577,307	(14)	5.44
*	Less than one percent
(1)	The address for all directors and executive officers is AvalonBay Communities, Inc., 4040 Wilson Blvd, Suite 1000, Arlington, VA 22203.
(2)	Except as otherwise noted, each individual in the table above has sole voting and investment power over the shares listed.
(3)	Reflects shares issuable in the future under deferred stock awards in lieu of restricted stock awards pursuant to elections under the Stock Incentive Plan.
(4)	Includes exercisable options issued to officers in 2021 under the Second Amended and Restated 2009 Equity Incentive Plan as follows: for Messrs. Birenbaum and Breslin—17,458, for Mr. Naughton—69,832, and for Mr. O’Shea—13,966.
(5)	Includes 8,261 shares issuable in the future under deferred stock awards granted to Mr. Hills in lieu of restricted stock awards pursuant to elections under the Stock Incentive Plan.
(6)	Includes 2,886 shares issuable in the future under deferred stock awards granted to Mr. Lieb in lieu of restricted stock awards pursuant to elections under the Stock Incentive Plan.
(7)	Includes 5,607 shares issuable in the future under deferred stock awards granted to Mr. Mueller in lieu of restricted stock awards pursuant to elections under the Stock Incentive Plan.
(8)	Includes 3,308 shares issuable in the future under deferred stock awards granted to Mr. Naughton in lieu of restricted stock awards pursuant to elections under the Stock Incentive Plan. 14,024 common shares are held in a Family Trust in which Mr. Naughton disclaims any beneficial ownership.
(9)	Includes 29,968 exercisable options issued to Mr. Schall in lieu of restricted stock awards pursuant to elections under the Second Amended and Restated 2009 Equity Incentive Plan.
(10)	Includes 98,055 shares issuable in the future under deferred stock awards.
(11)	The number of shares reported is based on a Schedule 13G/A filed on February 13, 2024, reporting beneficial ownership as of December 29, 2023. The Schedule 13G/A indicates that the reporting entity holds shared voting power with respect to 297,713 shares, sole dispositive power with respect to 21,874,987 shares, and shared dispositive power with respect to 719,392 shares. The Vanguard Group subsequently reported that due to an internal realignment it no longer has, or is deemed to have, beneficial ownership over Company securities beneficially owned by various Vanguard subsidiaries and/or business divisions. The Vanguard Group also reported that certain subsidiaries or business divisions that formerly had, or were deemed to have, beneficial ownership with The Vanguard Group, will report beneficial ownership separately (on a disaggregated basis).
(12)	The number of shares reported is based on a Schedule 13G/A filed on January 24, 2024, reporting beneficial ownership as of December 31, 2023. The Schedule 13G/A indicates that the reporting person has sole voting power with respect to 14,801,265 shares and sole dispositive power with respect to 16,300,185 shares.
(13)	The number of shares reported is based on a Schedule 13G/A filed January 29, 2024, reporting beneficial ownership as of December 31, 2023. The Schedule 13G/A indicates that the reporting entity holds shared voting power with respect to 5,910,237 shares and shared dispositive power with respect to 9,907,086 shares.
(14)	The number of shares reported is based on a Schedule 13G filed on November 5, 2025, reporting beneficial ownership as of September 30, 2025. The Schedule 13G indicates that the reporting entity holds sole dispositive power with respect to 7,577,307 shares.

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2026 PROXY STATEMENT

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires persons who are officers of the Company as defined by Section 16, directors of the Company and persons who own more than 10% of a registered class of the Company’s equity securities (collectively, “Insiders”) to file reports of ownership and changes in ownership with the SEC. Insiders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file or provide electronic notice of such filings.

To the Company’s knowledge, based solely on a review of copies of such reports and written representation that no other reports were required during the fiscal year ended December 31, 2025, all filing requirements applicable to the Insiders were timely satisfied.

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Proposal 4. Ratification of Selection of Independent Auditors

The Board recommends that the stockholders ratify the Audit Committee’s selection of Ernst & Young LLP (“EY”) as AvalonBay’s independent auditors for fiscal year 2026. If the selection of EY is not ratified, the Audit Committee anticipates that it will nevertheless engage EY as auditors for fiscal year 2026 but will consider whether it should select a different auditor for fiscal year 2027. If the selection of EY is ratified by the stockholders, the Audit Committee may nevertheless determine, based on changes in fees, personnel or for other reasons, to engage a firm other than EY for the 2026 audit.

Representatives of EY are expected to be present via audio at the Annual Meeting and will have the opportunity to make a statement if they wish and to respond to appropriate questions.

Required Vote and Recommendation

Only holders of record of AvalonBay’s common stock as of the close of business on the Record Date are entitled to vote on this proposal. Proxies will be voted for ratification of the selection of EY as AvalonBay’s independent auditors for fiscal year 2026 unless contrary instructions are set forth on the enclosed proxy card. A majority of the total votes cast on the proposal at the Annual Meeting is required to ratify the selection of EY. Under Maryland law, abstentions and broker non-votes are not treated as votes cast. Accordingly, an abstention or broker non-vote will have no effect on the result of the vote.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS AVALONBAY’S INDEPENDENT AUDITORS FOR FISCAL YEAR 2026.

Report of the Audit Committee

The Audit Committee of the Board of Directors of AvalonBay Communities, Inc., a Maryland corporation (the “Company”), reviews the financial reporting process of the Company on behalf of the Board of Directors. Management has primary responsibility for this process, which includes the preparation of the Company’s consolidated financial statements in accordance with generally accepted accounting principles and the design, implementation and evaluation of the Company’s internal controls over financial reporting. The Company’s independent auditors, and not the Audit Committee, are responsible for auditing and expressing an opinion on the conformity of the Company’s audited financial statements to generally accepted accounting principles and evaluating the effectiveness of internal controls over financial reporting. In this context, during 2025 and 2026, the Audit Committee reviewed and discussed the audited financial statements and Ernst & Young LLP’s evaluation of the Company’s internal controls over financial reporting with management and the independent auditors. The Audit Committee has discussed with the independent auditors the matters required to be discussed by the Auditing Standards adopted by the Public Company Accounting Oversight Board (“PCAOB”).

In addition, the Audit Committee received from the independent auditors the written disclosures required by the PCAOB regarding the independent auditor’s independence, and the Audit Committee discussed with the independent auditors their independence from the Company and its management. Relying on the reviews, disclosures and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, for filing with the SEC, and the Board of Directors has approved this recommendation. The Audit Committee and the Board have also recommended, for stockholder ratification, the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026.

Submitted by the Audit Committee

Charles E. Mueller, Jr. (Chair)

Ronald L. Havner, Jr.
Richard J. Lieb
Nnenna Lynch

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Fiscal 2024 and 2025 Audit Fee Summary

During fiscal years 2024 and 2025, AvalonBay retained its principal independent auditors, Ernst & Young LLP, to provide services in the categories and for the approximate fee amounts shown below:

	2024	2025
Audit fees	$2,578,639	$2,690,889
Audit related fees(1)	$702,058	$394,821
Tax fees(2)	$628,607	$604,070
All other fees	$0	$0
(1)	Audit related fees include fees for services traditionally performed by the auditor such as subsidiary audits, employee benefit audits and accounting consultation.
(2)	Tax fees include preparation and review of subsidiary tax returns and tax advisory services.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Audit Committee pre-approves all audit and permissible non-audit services provided by the independent auditors, including all of the services performed by our independent auditors during fiscal years 2024 and 2025, as described above. These services may include audit services, audit-related services, tax services and other permissible services. Pre-approval is provided for up to one year, and any pre-approval is detailed as to the particular service or category of services and is subject to a specific budget.

The independent auditors and management are required to periodically report to the Audit Committee the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis.

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Other Matters

Solicitation of Proxies

The cost of soliciting proxies for the Annual Meeting will be paid by AvalonBay. In addition to the solicitation of proxies by internet, AvalonBay directors, officers and employees may also solicit proxies personally or by telephone without additional compensation for such activities. AvalonBay will also request individuals, firms, and corporations holding shares in their names or in the names of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners. AvalonBay will reimburse such holders for their reasonable expenses.

Stockholder Nominations for Directors and Proposals for Annual Meetings

Stockholder Proposals for our Proxy Statement

We must receive stockholder proposals submitted pursuant to Exchange Act Rule 14a-8 for inclusion in our proxy statement and form of proxy for the 2027 Annual Meeting of Stockholders by December 7, 2026. Any such proposal must also comply with the requirements as to form and substance established by the SEC and our Bylaws for such a proposal to be included in the proxy statement and form of proxy. Any such proposal and the supporting documentation should be mailed to: AvalonBay Communities, Inc., 4040 Wilson Boulevard, Suite 1000, Arlington, VA 22203, Attention: Corporate Secretary (Legal Department).

Proxy Access Director Nominations

In order for an eligible stockholder or group of stockholders to nominate a prospective director for election at the 2027 Annual Meeting of Stockholders pursuant to the proxy access provision of our Bylaws, we must receive notice of such nomination and all other supporting documentation required by the Bylaws within the time periods described below. In addition, our Bylaws require an eligible stockholder or group of stockholders to update and supplement such information (or provide notice stating there are no updates or supplements) as of specified dates.

Matters to be Considered at Annual Meetings

In accordance with our Bylaws, for a stockholder to nominate a director or present a stockholder proposal at AvalonBay’s 2027 Annual Meeting of Stockholders, other than a stockholder proposal intended to be included in our proxy statement and submitted pursuant to Rule 14a-8 of the Exchange Act, we must receive notice of such nomination or proposal within the time periods described below.

Time Periods, Address, and Certain Additional Information for Proxy Access and Other Stockholder Nominations and Proposals

In order to be eligible under the provisions of our Bylaws governing (A) proxy access director nominations and (B) other director nominations and proposed matters to be presented at an annual meeting, our Bylaws currently require that proper notice of such nomination(s) or business matters, together with all supporting documentation required by our Bylaws, including, as applicable, the information required by Rule 14a-19 under the Exchange Act, be delivered to, or mailed and received at our principal executive office, which is currently AvalonBay Communities, Inc., 4040 Wilson Boulevard, Suite 1000, Arlington, VA 22203, Attention: Corporate Secretary (Legal Department), between November 7, 2026, and 5:00 p.m. Eastern Time on December 7, 2026. However, if the date of the 2027 Annual Meeting of Stockholders is advanced or delayed by more than 30 days from May 20, 2027, such notice must be received (i) no earlier than the 150th day prior to the date of that meeting, and (ii) no later than 5:00 p.m. Eastern Time on the later of (x) the 120th day prior to the date of that meeting and (y) the 10th day following the day on which public announcement of the date of that meeting is first made. You may contact AvalonBay’s Corporate Secretary at the address mentioned above for a copy of the relevant Bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

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Some Questions You May Have Regarding This Proxy Statement

Q. What is included in these proxy materials and why did I receive them?

A. The proxy materials for our 2026 Annual Meeting of Stockholders include the Notice of Annual Meeting and this Proxy Statement. If you received a paper copy of these materials, the package also includes a proxy card or voting instruction form. Our Annual Report to Stockholders for the year ended December 31, 2025, and our Form 10-K for the year ended December 31, 2025, are being made available concurrently with the proxy materials but are not a part of the proxy solicitation materials.

Your proxy is being solicited on behalf of AvalonBay’s Board of Directors. As a stockholder, you are invited to attend the Annual Meeting audio webcast and you are entitled and requested to vote on the proposals described in this Proxy Statement.

Q. Why did I receive a notice in the mail regarding the Internet availability of the proxy materials instead of a paper copy of the full set of proxy materials?

A. This year, we are again relying on an SEC rule that allows companies to furnish their proxy materials over the Internet. As a result, we are mailing to many of our stockholders a Notice of Internet Availability of the proxy materials (a “Notice”) instead of a paper copy of the proxy materials. All stockholders who receive a Notice will have the ability to access the proxy materials electronically. The Notice explains how to request a paper copy of the proxy materials if you prefer that format.

Q. How can I access the proxy materials electronically?

A. This Proxy Statement, our Annual Report and our Annual Report on Form 10-K for the year ended December 31, 2025, are available online at www.proxyvote.com. Instead of receiving a Notice or copies of our future annual reports, proxy statements, and proxy cards by mail, stockholders can elect to receive an email that will provide electronic links to those documents and the proxy voting site. You may sign up for electronic delivery by visiting www.proxyvote.com. Choosing to receive your future proxy materials online will save us the cost of printing and mailing documents to you and help conserve natural resources. If you elect to receive these materials by electronic delivery, you may change your election at any time.

Q. Who may vote at the Annual Meeting?

A. The Record Date for determining stockholders entitled to receive notice of, and to vote at, the Annual Meeting is March 23, 2026. You may vote all the shares of AvalonBay common stock that you owned at the close of business on the Record Date. On the Record Date, there were 139,111,236 shares of AvalonBay common stock outstanding and entitled to vote at the Annual Meeting. You may cast one vote for each share of our common stock held by you on all matters.

Q. How do I listen to and attend the audio webcast of the Annual Meeting?

A. This year’s Annual Meeting will again be held entirely via a live audio webcast. You may attend the Annual Meeting only if you were a stockholder of record on the Record Date or if you hold a valid proxy for the Annual Meeting. Beneficial holders of our common stock whose proxy materials included instructions with a 16-digit control number may also attend the Annual Meeting.

You can attend the Annual Meeting and submit your questions before and during the Annual Meeting by visiting www.virtualshareholdermeeting.com/AVB2026 and entering the 16-digit control number included in your proxy card or the voting instruction form or notice you received from your bank or broker or any other stockholder of record. Stockholders of record also may vote their shares during the Annual Meeting at that URL.

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Q. What if I have technical difficulties or trouble accessing the virtual meeting?

A. Technicians will be available to assist you with any technical difficulties you may have accessing the virtual audio webcast of the Annual Meeting or during the Annual Meeting. For assistance, please call the technical support telephone number that will be posted at www.virtualshareholdermeeting.com/AVB2026

Q. What constitutes a quorum at the Annual Meeting?

A. The presence, in person or by proxy, of holders of a majority of the shares of AvalonBay common stock entitled to vote will constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and “broker non-votes” will be counted for purposes of determining whether a quorum is present.

Q. What is a broker non-vote?

A. If you hold shares through a bank, broker or other institution, you are the “beneficial owner” of those shares, and you are entitled to tell the entity that is the record owner of your shares how to vote. With a few exceptions (like the ratification of the independent auditors), NYSE rules prohibit a bank, broker or other institution from voting the shares they hold without instructions from the beneficial owner. If you do not provide your voting instructions with respect to the election of directors or approval of our executive compensation, the entity that holds your shares will not be permitted to vote at the Annual Meeting on those matters. A “broker non-vote” refers to a share represented at the Annual Meeting held by a broker that has not received voting instructions from the beneficial owner or person entitled to vote such share on a matter for which the broker does not have discretionary voting power. Shares held for which there is a “broker non-vote” on a matter are considered represented at the meeting for purposes of establishing a quorum, if the broker has received direction, or has discretion, to vote on at least one matter.

Q. What proposals will be voted on at the Annual Meeting and what does the Board recommend?

A. The following proposals will be presented to stockholders at the Annual Meeting:

	Voting options	Board recommendation	Vote required to adopt	Effect of abstentions	Broker discretionary voting allowed?
Election of 12 directors	FOR, AGAINST, or ABSTAIN for each nominee	FOR each nominee	A majority of the total votes cast as to each nominee	No effect	No
Adoption of a resolution to approve, on a non-binding, advisory basis, AvalonBay’s named executive officer compensation	FOR, AGAINST, or ABSTAIN	FOR	A majority of the total votes cast	No effect	No
Approval of AvalonBay’s 2026 Equity Incentive Plan	FOR, AGAINST, or ABSTAIN	FOR	A majority of the total votes cast	No effect	No
Ratification of the selection of Ernst & Young LLP as AvalonBay’s independent auditors for 2026	FOR, AGAINST, or ABSTAIN	FOR	A majority of the total votes cast	No effect	Yes

Q. How do I vote?

A. Whether you hold shares directly as the stockholder of record or indirectly as the beneficial owner of shares held for you by a broker or other nominee (i.e., in “street name”), you may direct your vote without attending the Annual Meeting. Holders of record may vote by granting a proxy, and beneficial owners may vote by submitting voting instructions to a broker or nominee. In most instances, you will be able to do this over the Internet, by telephone or, if you request printed copies of the proxy materials, by mail. Please refer to the instructions below and those included on your proxy card or, for shares you hold in street name, the voting instruction card provided by your broker or nominee.

By Internet - If you have Internet access, you may authorize your proxy by following the “By Internet” instructions on the proxy card or, if applicable, the Internet voting instructions that may appear on the voting instruction card sent to you by your broker or nominee.

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By Telephone - If you are calling from the United States or Canada, you may authorize your proxy by following the “By Telephone” instructions on the proxy card or, if applicable, the telephone voting instructions that may appear on the voting instruction card sent to you by your broker or nominee.

By Mail - If you request printed copies of the proxy materials, you may authorize your proxy by signing your proxy card and mailing it in the enclosed, postage-prepaid and addressed envelope. For shares you hold in street name, you may sign the voting instruction card included by your broker or nominee and mail it in the envelope provided.

Q. What if I change my mind after giving my proxy or voting instructions?

A. If you are a record holder of AvalonBay common stock, you may change your proxy instructions at any time before the vote at the Annual Meeting in one of three ways:

●	by granting a new properly executed and later-dated proxy using the same method you originally used to authorize your proxy
●	by filing a written revocation with the Secretary of AvalonBay at our address set forth below
●	by attending the Annual Meeting via the live webcast and voting in person

Attendance at the Annual Meeting without further action will not revoke your previously granted proxy.

If you are a beneficial owner of AvalonBay common stock, you may change your proxy instructions by submitting new voting instructions to your broker or nominee in the manner and within the time periods that entity prescribes.

Q. What if I return a proxy card but don’t fill it out completely?

A. If a properly signed proxy is submitted but not marked as to a particular item, the proxy will be voted with respect to that item as follows (i) FOR the election of the nominees for director named in this Proxy Statement, (ii) FOR the non-binding, advisory resolution to approve the compensation of our named executive officers, (iii) FOR the approval of our 2026 Equity Incentive Plan, and (iv) FOR the ratification of the selection of Ernst & Young LLP as our independent auditors for 2026. We do not anticipate that any matters other than those set forth in the Proxy Statement will be presented at the Annual Meeting. If other matters are presented, proxies will be voted in the discretion of the proxy holders.

Q. I live with other stockholders. Will we each get our own copy of the proxy materials?

A. If you and other residents at your mailing address own shares of AvalonBay common stock in street name through the same institution, your broker, bank or other nominee may have sent you a notice that your household will receive only one Annual Report, Notice of Annual Meeting and Proxy Statement. This procedure, known as “householding,” is intended to reduce the volume of duplicate information stockholders receive and also reduce our printing and postage costs. If you consented or were deemed to have consented to householding, your broker, bank or other nominee may send one copy of our proxy materials to your address for all residents that own shares of our common stock in street name. If you wish to revoke your consent to householding, you must contact your broker, bank or other nominee. If you are receiving multiple copies of our Annual Report, Notice of Annual Meeting and Proxy Statement, you may be able to request householding by contacting your broker, bank or other nominee.

If you wish to request extra copies free of charge of our Annual Report or Proxy Statement, please send your request to the Corporate Secretary at the address below, call us with your request at 703-329-6300, or visit the “Investor Relations” section of our website at www.avalonbay.com. Upon written or oral request, we will promptly deliver a separate copy of the Annual Report or Proxy Statement. The content of our website is not incorporated by reference into this proxy statement or in any other report or document we file with the SEC, and any references to our website are intended to be inactive textual references only.

AvalonBay’s 2025 Annual Report to Stockholders and a copy of the Annual Report on Form 10-K for the year ended December 31, 2025, as filed with the SEC, are being made available to stockholders concurrently with this Proxy Statement. The Annual Report to Stockholders and Form 10-K, however, are not part of the proxy solicitation materials. A copy of any or all exhibits to our Annual Report on Form 10-K, and a copy of the Code of Business Conduct and Ethics, may be obtained free of charge by writing to our principal executive offices at the following address: AvalonBay Communities, Inc., 4040 Wilson Boulevard, Suite 1000, Arlington, VA 22203, Attention: Corporate Secretary (Legal Department) or by accessing the “Investor Relations” section of our website (www.avalonbay.com).

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Appendix I

Definitions and Reconciliations of Non-GAAP Financial Measures and Other Terms

This proxy statement contains certain non-GAAP financial measures and other terms. The definitions and calculations of these non-GAAP financial measures and other terms may differ from the definitions and methodologies used by other REITs and, accordingly, may not be comparable. The non-GAAP financial measures referred to below should not be considered an alternative to net income as an indication of our performance. In addition, these non-GAAP financial measures do not represent cash generated from operating activities in accordance with GAAP and therefore should not be considered as an alternative measure of liquidity or as indicative of cash available to fund cash needs.

EBITDA, EBITDAre and Core EBITDAre are considered by management to be supplemental measures of our financial performance. EBITDA is defined by the Company as net income or loss computed in accordance with GAAP before interest expense, income taxes, depreciation and amortization. EBITDAre is calculated by the Company in accordance with the definition adopted by the Board of Governors of Nareit, as EBITDA plus or minus losses and gains on the disposition of depreciated property, plus casualty loss and impairment write-downs of depreciated property, with adjustments to reflect the Company’s share of EBITDAre of unconsolidated entities. Core EBITDAre is the Company’s EBITDAre as adjusted for non-core items outlined in the table below. By further adjusting for items that are not considered part of the Company’s core business operations, Core EBITDAre can help one compare the core operating and financial performance of the Company between periods. A reconciliation of EBITDA, EBITDAre and Core EBITDAre to net income is as follows (dollars in thousands):

Q4 2025
Net income	$165,985
Interest expense and loss on extinguishment of debt	71,455
Income tax benefit	(295)
Depreciation expense	233,387
EBITDA	$470,532
Casualty loss	418
Loss on sale of communities, net	368
Unconsolidated entity EBITDAre adjustments(1)	3,107
EBITDAre	$474,425
Unconsolidated entity losses, net	658
Structured Investment Program loan reserve	(310)
Advocacy contributions	350
Severance related costs	551
Expensed transaction, development and other pursuit costs, net of recoveries	1,162
Other real estate activity	(212)
Legal settlements and costs	4,563
Core EBITDAre	$481,187
(1)	Includes joint venture interest, taxes, depreciation, gain on dispositions of depreciated real estate and impairment losses, if applicable, included in net income.

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Net Debt-to-Core EBITDAre is calculated by the Company as total debt (secured and unsecured debt, and the Company’s Credit Facility and commercial paper program) that is consolidated for financial reporting purposes, less consolidated cash and restricted cash, divided by annualized fourth quarter 2025 Core EBITDAre. A calculation of Net Debt-to-Core EBITDAre, as of December 31, 2025, is as follows (dollars in thousands):

Total debt principal(1)	$9,388,152
Cash and cash equivalents and restricted cash	(317,065)
Net debt	$9,071,087
Core EBITDAre	$481,187
Core EBITDAre, annualized	$1,924,748
Net Debt-to-Core EBITDAre	4.7 times
(1)	Balance at December 31, 2025 excludes $45,620 of debt discount and deferred financing costs as reflected in unsecured debt, net, $13,588 of debt discount and deferred financing costs as reflected in notes payable, net, and $392 of commercial paper discount as reflected in unsecured credit facility and commercial paper, net on the Condensed Consolidated Balance Sheets.

Unencumbered NOI as calculated by the Company represents NOI generated by real estate assets unencumbered by outstanding secured notes payable as of December 31, 2025 as a percentage of total NOI generated by real estate assets. The Company believes that current and prospective unsecured creditors of the Company view Unencumbered NOI as one indication of the borrowing capacity of the Company. Therefore, when reviewed together with the Company’s Interest Coverage, EBITDA and cash flow from operations, the Company believes that investors and creditors view Unencumbered NOI as a useful supplemental measure for determining the financial flexibility of an entity. A calculation of Unencumbered NOI for the year ended December 31, 2025 is as follows (dollars in thousands):

Full Year 2025 NOI
Residential NOI:
Same Store	$1,860,407
Other Stabilized	105,289
Development/Redevelopment	23,350
Total Residential NOI	1,989,046
Commercial NOI	31,903
NOI from real estate assets sold or held for sale	46,410
Total NOI generated by real estate assets	2,067,359
Less NOI on encumbered assets	(98,079)
NOI on unencumbered assets	$1,969,280
Unencumbered NOI	95%

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Appendix II

AVALONBAY COMMUNITIES, INC.

2026 EQUITY INCENTIVE PLAN

SECTION 1. GENERAL PURPOSE OF THE PLAN; DEFINITIONS

The name of the plan is the AvalonBay Communities, Inc. 2026 Equity Incentive Plan (as amended from time to time, the “Plan”). The purpose of the Plan is to encourage and enable the officers, employees, Non-Employee Directors and Consultants of AvalonBay Communities, Inc., a Maryland corporation (the “Company”) and its Affiliates upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company and its stockholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.

The following terms shall be defined as set forth below:

“Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

“Administrator” means either the Board or the compensation committee of the Board or a similar committee performing the functions of the compensation committee and that is comprised of not less than two Non-Employee Directors who are independent.

“Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company, as such terms are defined in Rule 405 of the Act. The Board will have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

“AOLTIP Units” means an AOLTIP Unit in an Affiliate.

“Award” or “Awards,” except where referring to a particular category of grant under the Plan, includes Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Unrestricted Stock Awards, Cash-Based Awards, Dividend Equivalent Rights and Other Equity-Based Awards contemplated herein.

“Award Certificate” means a written or electronic document setting forth the terms and provisions applicable to an Award granted under the Plan. Each Award Certificate is subject to the terms and conditions of the Plan.

“Board” means the Board of Directors of the Company.

“Cash-Based Award” means an Award entitling the recipient to receive a cash-denominated payment upon the attainment of specified performance goals, which goals may include individual performance objectives as well as financial, non-financial or operational measurements of the performance of the Company (including, but not limited to, any unit, division, group or Affiliate of the Company) such as total shareholder return; net income (loss) (either before or after interest, taxes, depreciation and/or amortization); changes in the market price of the Stock; funds from operations or similar measures; leverage ratios; sales or revenue; acquisitions or strategic transactions; operating income; return on capital, assets, equity, or investment; lease or occupancy rates; expense; margins; earnings (loss) per share of Stock; market share; yield on or commencement of development or redevelopment projects; reputation or customer satisfaction; productivity; advancement of strategic initiatives; and/or any other goal established by the Administrator, any of which goals may be measured in absolute terms, as compared to any incremental increase, as compared to results of a peer group or on any other basis determined by the Administrator.

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“Cause” means:

(i) any material or willful breach by the grantee of any agreement to which the grantee and the Company or any of its Affiliates are parties or of any published policy of the Company or any of its Affiliates that is generally applicable to all employees of the Company and its Affiliates (or to a subset of employees applicable to grantee, e.g., all officers or employees of a particular business unit), including, but not limited to, policies concerning insider trading, misuse of confidential information, sexual harassment or policies contained in the Company’s Code of Conduct or Associate Handbook as the same may be amended from time to time; the materiality or willfulness of a breach shall be determined in the sole discretion of the Company;

(ii) any act (other than retirement or other termination of employment) or omission to act by the grantee which may, as determined in the sole discretion of the Company, have a material and adverse effect on the interests of the Company or any Affiliate or on the grantee’s ability to perform services for the Company or any Affiliate, including, without limitation, the commission of or indictment for any crime (other than ordinary traffic violations);

(iii) any material misconduct or neglect of duties by the grantee in connection with the business or affairs of the Company or any Affiliate, including without limitation due to alcohol abuse or use of controlled substances other than in accordance with a valid prescription, as determined by the Company in its sole discretion;

(iv) any willful failure, as determined by the Company in its sole discretion, to cooperate fully with a Company internal investigation or an investigation of the Company by regulatory or law enforcement authorities whether or not related to the grantee’s employment with the Company (an “Investigation”), after being instructed by the Company (including any instruction by legal, internal audit or human resources personnel) to cooperate, or the grantee’s willful destruction of or knowing and intentional failure to preserve documents or other material (including emails, text messages or electronic data) known by the grantee to be relevant to any Investigation; or

(v) any fraud or misappropriation, embezzlement or misuse of funds or property belonging to the Company (including through the misapplication of Company property to personal use or fraudulent expense reimbursement reports);

provided, that the following shall apply in connection with and for 24 months following a Sale Event: (i) if any act or omission is, in the reasonable judgment of the Company, capable of cure, the grantee first shall have received written notice of the act or omission alleged to constitute Cause and shall have failed to cure after 15 days following such notice from the Company, which notice shall specifically identify the act or omission which the Company believes constitutes Cause; and (ii) in the case of an officer, a dismissal of such officer for Cause must be made pursuant to a vote of the Board (after the expiration of any applicable 15 day cure period).

As used in this definition of Cause, an act or omission to act shall be considered “willful” if done, or omitted to be done, by the grantee with knowledge and intent.

The foregoing definition does not in any way limit the Company’s ability to terminate the grantee’s employment at any time, nor will it limit the Company’s ability to terminate the grantee’s employment for poor performance or for “Cause” as defined for other purposes by the Company (e.g., with respect to other severance arrangements or guidelines).

“Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

“Consultant” means a consultant or adviser who provides bona fide services to the Company or an Affiliate as an independent contractor and who qualifies as a consultant or advisor under Instruction A.1.(a)(1) of Form S-8 under the Act.

“Dividend Equivalent Right” means an Award entitling the grantee to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares had been issued to and held by the grantee.

“Effective Date” means the date on which the Plan becomes effective as set forth in Section 20.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

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“Fair Market Value” of the Stock on any given date means the fair market value of the Stock determined in good faith by the Administrator; provided, however, that if the Stock is listed on the New York Stock Exchange or another national securities exchange or traded on any established market, the determination shall be made by reference to the closing price of the Stock on such primary exchange. If there is no closing price for such date, the determination shall be made by reference to the last date preceding such date for which there is a closing price.

“Good Reason” shall have the meaning set forth in the Award Certificate(s); provided, that if any Award Certificate does not contain a definition of “Good Reason,” means the occurrence of any of the following events: (i) a material adverse change in the functions, duties or responsibilities of a grantee’s position (other than a termination of employment for Cause) which would meaningfully reduce the level, importance or scope of such position (provided that a change in the person, position and/or department to whom the grantee is required to report shall not by itself constitute a material adverse change in such grantee’s position); or (ii) the relocation of the office at which a grantee is principally located immediately prior to a Sale Event (the “Original Office”) to a new location outside of the metropolitan area of the Original Office or the failure to locate a grantee’s own office at the Original Office (or at the office to which such office is relocated which is within the metropolitan area of the Original Office); or (iii) a material reduction in the grantee’s base salary and incentive compensation opportunity as in effect immediately prior to the event to which a right to terminate employment for Good Reason relates.

“Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.

“LTIP Unit” means an LTIP Unit in an Affiliate.

“Minimum Vesting Period” means the one-year period following the date of grant of an Award.

“Non-Employee Director” means a member of the Board who is not also an employee of the Company or any Subsidiary.

“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

“Option” or “Stock Option” means any option to purchase shares of Stock.

“Other Equity-Based Award” means an Award of Units or any other membership or ownership interests (which may be expressed as units or otherwise) in an Affiliate.

“Prior Plan” means the AvalonBay Communities, Inc. Second Amended and Restated 2009 Equity Incentive Plan, as amended from time to time.

“Restricted Shares” means the shares of Stock underlying a Restricted Stock Award that remain subject to a risk of forfeiture or the Company’s right of repurchase.

“Restricted Stock Award” means an Award of Restricted Shares.

“Restricted Stock Units” means an Award of stock units entitling the grantee to receive shares of stock (and/or cash, to the extent explicitly provided for in the Award Certificate) upon the satisfaction of certain restrictions and conditions.

“Sale Event” means (i) the sale of all or substantially all of the assets of the Company on a consolidated basis to one or more unrelated persons or entities or (ii) the sale or other transfer of all or substantially all of the Stock of the Company to one or more unrelated persons or entities (including by way of a merger, reorganization or consolidation in which the outstanding shares of Stock are converted into or exchanged for securities of the successor entity) where the stockholders of the Company, immediately prior to such sale or other transfer, would not, immediately after such sale or transfer, beneficially own shares representing in the aggregate more than 50% of the voting shares of the acquirer or surviving entity (or its ultimate parent corporation, if any). For this purpose, only voting shares of the acquirer or surviving entity (or its ultimate parent, if any) received by stockholders of the Company in exchange for Stock shall be counted, and any voting shares of the acquirer or surviving entity (or its ultimate parent, if any) already owned by stockholders of the Company prior to the transaction shall be disregarded.

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“Sale Price” means the value, as determined by the Administrator, of the consideration payable, or otherwise to be received by stockholders, per share of Stock pursuant to a Sale Event.

“Section 409A” means Section 409A of the Code and the regulations and other guidance promulgated thereunder.

“Service Relationship” means any relationship as an officer, employee, director or Consultant of the Company or any Affiliate (e.g., a Service Relationship will be deemed to continue without interruption in the event an individual’s status changes from full-time employee to part-time employee or Consultant or vice versa).

“Stock” means the Common Stock, par value $0.01 per share, of the Company, subject to adjustments pursuant to Section 3.

“Stock Appreciation Right” means an Award entitling the recipient to receive shares of Stock (or cash, to the extent explicitly provided for in the applicable Award Certificate) having a value equal to the excess of the Fair Market Value of the Stock on the date of exercise over the exercise price of the Stock Appreciation Right multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right is exercised.

“Subsidiary” means any corporation or other entity (other than the Company) in which the Company has at least a 50% interest, either directly or indirectly.

“Substitute Awards” means Awards granted or Stock issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, in each case by a company acquired by the Company or any Affiliate or with which the Company or any Affiliate combines.

“Ten Percent Owner” means an employee of the Company or any Subsidiary that is a “subsidiary corporation” within the meaning of Section 424(f) of the Code who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation.

“Units” means units of partnership interest, including, without limitation, LTIP Units, AOLTIP Units or other classes of profits interests in an Affiliate.

“Unrestricted Stock Award” means an Award of shares of Stock free of any restrictions.

SECTION 2. ADMINISTRATION OF PLAN; ADMINISTRATOR AUTHORITY TO SELECT GRANTEES AND DETERMINE AWARDS

(a)Administration of Plan. The Plan shall be administered by the Administrator.

(b)Powers of Administrator. The Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

(i)to select the individuals to whom Awards may from time to time be granted;

(ii)to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Unrestricted Stock Awards, Cash-Based Awards, Dividend Equivalent Rights and Other Equity-Based Awards, or any combination of the foregoing, granted to any one or more grantees;

(iii)to determine the number of shares of Stock or, in the case of a Cash-Based Award, the amount of cash, to be covered by any Award;

(iv)to determine and, subject to Section 17, modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the forms of Award Certificates;

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(v)to accelerate at any time the exercisability or vesting of all or any portion of any Award;

(vi)subject to the provisions of Section 5(c) or Section 6(d), as applicable, to extend at any time the period in which Stock Options and Stock Appreciation Rights may be exercised;

(vii)at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it deems advisable;

(viii)to interpret the terms and provisions of the Plan and any Award (including related written instruments);

(ix)to make all determinations it deems advisable for the administration of the Plan;

(x)to decide all disputes arising in connection with the Plan; and

(xi)to otherwise supervise the administration of the Plan.

All decisions and interpretations of the Administrator shall be binding on all persons, including the Company and Plan grantees.

(c)Delegation of Authority to Grant Awards. Subject to applicable law, the Administrator, in its discretion, may delegate to a committee consisting of one or more officers of the Company, including the Chief Executive Officer of the Company, all or part of the Administrator’s authority and duties with respect to the granting of Awards to individuals who are (i) not subject to the reporting and other provisions of Section 16 of the Exchange Act and (ii) not members of the delegated committee. Any such delegation by the Administrator shall include a limitation as to the amount of Stock underlying Awards that may be granted during the period of the delegation and shall contain guidelines as to the determination of the exercise price and the vesting criteria. The Administrator may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Administrator’s delegate or delegates that were consistent with the terms of the Plan.

(d)Award Certificate. Other than with respect to Cash-Based Awards, Awards under the Plan shall be evidenced by Award Certificates that set forth the terms, conditions and limitations for each Award which may include, without limitation, the term of an Award and the provisions applicable in the event employment or service terminates.

(e)Indemnification. Neither the Board nor the Administrator, nor any member of either, or any delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Administrator (and any delegate thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under the Company’s articles or bylaws or any directors’ and officers’ liability insurance coverage that may be in effect from time to time and/or any indemnification agreement between such individual and the Company.

(f)Non-U.S. Award Recipients. Notwithstanding any provision of the Plan to the contrary, in order to comply, or facilitate compliance, with the laws in other countries in which the Company and its Subsidiaries operate or have employees or other individuals eligible for Awards, the Administrator, in its sole discretion, shall have the power and authority to: (i) determine which Affiliates shall be covered by the Plan; (ii) determine which individuals outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to individuals outside the United States to comply, or facilitate compliance, with applicable non-U.S. laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent the Administrator determines such actions to be necessary or advisable (and such subplans and/or modifications shall be attached to this Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Section 3(a) hereof; and (v) take any action, before or after an Award is made, that the Administrator determines to be necessary or advisable to obtain approval or comply, or facilitate compliance, with any local governmental regulatory exemptions or approvals. Notwithstanding the foregoing, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act or any other applicable United States securities law, the Code or any other applicable United States governing statute or law.

(g)Minimum Vesting Requirements. The vesting period for each Award granted under the Plan must be at least equal to the Minimum Vesting Period; provided, however, notwithstanding the foregoing, up to 5% of the shares of Stock authorized for issuance

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under the Plan may be utilized for Unrestricted Stock Awards or other Awards with a vesting period that is less than the Minimum Vesting Period (each such Award, an “Excepted Award”). Notwithstanding the foregoing, (x) in addition to Excepted Awards, the Administrator may grant Awards that vest (or permit previously granted Awards to vest) within the Minimum Vesting Period (i) if such Awards are granted as substitute Awards in replacement of other Awards (or awards previously granted by an entity being acquired (or assets of which are being acquired)) that were scheduled to vest within the Minimum Vesting Period or (ii) if such Awards are being granted in lieu of fully vested cash compensation and (y) nothing in this Section 2(f) shall limit the Administrator’s authority to provide for the accelerated vesting of Awards in the terms of an Award Certificate or as permitted in Section 2(b)(v) above.

SECTION 3. STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION

(a)Stock Issuable. Subject to adjustment as provided in this Section 3, the maximum number of shares of Stock reserved and available for issuance under the Plan shall be 4,000,000 shares less one share for every one share of Stock subject to an award granted under the Prior Plan after March 15, 2026. For purposes of this limitation, the shares of Stock underlying any awards under the Plan and under the Prior Plan that are forfeited, canceled, cash-settled or otherwise terminated (other than by exercise) will be added back to the shares of Stock available for issuance under the Plan and, to the extent permitted under Section 422 of the Code and the regulations promulgated thereunder, the shares of Stock that may be issued as Incentive Stock Options. Notwithstanding the foregoing, the following shares will not be added to the shares authorized for grant under the Plan: (i) shares tendered or held back upon exercise of an Option or settlement of an Award to cover the exercise price or tax withholding and (ii) shares subject to a Stock Appreciation Right that are not issued in connection with the stock settlement of the Stock Appreciation Right upon exercise thereof. In the event the Company repurchases shares of Stock on the open market, such shares will not be added to the shares of Stock available for issuance under the Plan. Subject to such overall limitations, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award; provided, however, that no more than 2,000,000 shares of the Stock may be issued in the form of Incentive Stock Options. The shares available for issuance under the Plan may be authorized but unissued shares of Stock, treasury Stock or shares of Stock reacquired by the Company. Upon effectiveness of the Plan, no new awards shall be granted under the Prior Plan.

(b)Substitute Awards. Substitute Awards shall not reduce the shares of Stock authorized for grant under the Plan, nor shall shares subject to a Substitute Award be added to the shares of Stock available for Awards under the Plan as provided in Section 3(a) above. Additionally, in the event that a company acquired by the Company or any Affiliate or with which the Company or any Affiliate combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the shares authorized for grant under the Plan (and shares subject to such Awards shall not be added to the shares available for Awards under the Plan as provided in Section 3(a) above); provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employees or directors prior to such acquisition or combination.

(c)Changes in Stock. Subject to Section 3(d) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, extraordinary cash dividend, stock split, reverse stock split or other similar change in the Company’s capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger or consolidation or sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for securities of the Company or any successor entity (or a parent or subsidiary thereof), the Administrator shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, including the maximum number of shares that may be issued in the form of Incentive Stock Options, (ii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, (iii) the repurchase price, if any, per share subject to each outstanding Restricted Stock Award and (iv) the exercise price for each share subject to any then outstanding Stock Options and Stock Appreciation Rights under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of shares subject to Stock Options and Stock Appreciation Rights) as to which such Stock Options and Stock Appreciation Rights remain exercisable. The Administrator shall also make equitable or proportionate adjustments in the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration cash dividends paid other than in the ordinary course or any other extraordinary corporate event. The adjustment by the Administrator shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.

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(d)Mergers and Other Transactions.

(i)Except as the Administrator may otherwise specify with respect to particular Awards in the relevant Award Certificate, in the case of and subject to the consummation of a Sale Event, the parties thereto may cause the assumption or continuation of Awards theretofore granted by the successor entity, or the substitution of such Awards with new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree. In the event that a grantee’s Service Relationship with the Company (or its successor) is terminated by the Company (or its successor) without Cause or by the grantee for Good Reason either upon or within 24 months following a Sale Event, except as the Administrator may otherwise specify with respect to particular Awards in the relevant Award Certificate, all Awards held by such grantee that are assumed, continued or substituted in connection with a Sale Event will become fully vested and exercisable or nonforfeitable on the date of termination.

(ii)To the extent the parties to such Sale Event do not provide for the assumption, continuation or substitution of Awards, upon the effective time of the Sale Event, the Plan and all outstanding Awards granted hereunder will terminate. In such case, except as may be otherwise provided in the relevant Award Certificate, all Awards with time-based vesting conditions or restrictions that are not vested and/or exercisable immediately prior to the effective time of the Sale Event will become fully vested and exercisable or nonforfeitable as of the effective time of the Sale Event, and all Awards with conditions and restrictions relating to the attainment of performance goals will become vested and exercisable or nonforfeitable in connection with a Sale Event in the Administrator’s discretion or to the extent specified in the relevant Award Certificate. In the event of such termination, (i) the Company shall have the option (in its sole discretion) to make or provide for a payment, in cash or in kind, to the grantees holding Options and Stock Appreciation Rights, in exchange for the cancellation thereof, in an amount equal to the difference between (A) the Sale Price multiplied by the number of shares of Stock subject to outstanding Options and Stock Appreciation Rights (to the extent then exercisable at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding Options and Stock Appreciation Rights (provided that, in the case of an Option or Stock Appreciation Right with an exercise price equal to or greater than the Sale Price, such Option or Stock Appreciation Right will be cancelled for no consideration); or (ii) each grantee will be permitted, within a specified period of time prior to the consummation of the Sale Event as determined by the Administrator, to exercise all outstanding Options and Stock Appreciation Rights (to the extent then exercisable) held by such grantee. In the event of such termination, the Company will also have the option (in its sole discretion) to make or provide for a payment, in cash or in kind, to the grantees holding other Awards in an amount equal to the Sale Price multiplied by the number of vested shares of Stock under such Awards.

SECTION 4. ELIGIBILITY

Grantees under the Plan will be such officers, employees, Non-Employee Directors or Consultants of the Company or its Affiliates as are selected from time to time by the Administrator in its sole discretion; provided that Awards may not be granted to officers, employees, Non-Employee Directors or Consultants who are providing services only to any “parent” of the Company, as such term is defined in Rule 405 of the Act, unless (i) the stock underlying the Awards is treated as “service recipient stock” under Section 409A or (ii) the Company has determined that such Awards are exempt from or otherwise comply with Section 409A.

SECTION 5. STOCK OPTIONS

(a)Award of Stock Options. The Administrator may grant Stock Options under the Plan, subject to such restrictions and conditions as the Administrator determines. Conditions may be based on continuing employment (or other Service Relationship) and/or achievement of pre-established performance goals and objectives. Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a “subsidiary corporation” within the meaning of Section 424(f) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it will be deemed a Non-Qualified Stock Option. Stock Options shall be subject to the following terms and conditions and will contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator deems desirable. If the Administrator so determines, Stock Options may be granted in lieu of cash compensation at the grantee’s election, subject to such terms and conditions as the Administrator may establish.

(b)Exercise Price. The exercise price per share for the Stock covered by a Stock Option will be determined by the Administrator at the time of grant but may not be less than 100% of the Fair Market Value on the date of grant. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the exercise price of such Incentive Stock Option may be not less than 110% of the Fair Market Value on the grant date. Notwithstanding the foregoing, Stock Options may be granted with an exercise price per share that is less than 100% of the Fair Market Value on the date of grant (i) pursuant to a transaction described in, and in a manner consistent

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with, Section 424(a) of the Code, (ii) to individuals who are not subject to U.S. income tax on the date of grant or (iii) if the Stock Option is otherwise exempt from or compliant with Section 409A.

(c)Option Term. The term of each Stock Option will be fixed by the Administrator, but no Stock Option shall be exercisable more than ten years after the date the Stock Option is granted. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the term of such Stock Option may be no more than five years from the date of grant. Notwithstanding the foregoing, to the extent permitted by Section 409A, in the event that on the last business day of the term of a Stock Option other than an Incentive Stock Option (x) the exercise of the Stock Option is prohibited by applicable law or (y) Stock may not be purchased or sold by the holder of such Stock Option due to the “black-out period” of a Company policy or a “lock-up” agreement undertaken in connection with an issuance of securities by the Company, the term of the Stock Option will be extended to the date that is 30 days following the end of the legal prohibition, black-out period or lock-up agreement and provided further that no extension will be made if the exercise price of such Stock Option at the date the initial term would otherwise expire is equal to or in excess of the Fair Market Value of a share of Stock on such date.

(d)Exercisability; Rights of a Stockholder. Stock Options shall become exercisable at such time or times, whether or not in installments, as determined by the Administrator at or after the grant date. A grantee will have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

(e)Method of Exercise. Stock Options may be exercised in whole or in part, by giving written or electronic notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods except to the extent otherwise provided in the Award Certificate:

(i)In cash, by certified or bank check or other instrument acceptable to the Administrator;

(ii)Through the delivery (or attestation to the ownership following such procedures as the Company may prescribe) of shares of Stock that are owned by the grantee and not then subject to restrictions under any Company plan. Such surrendered shares shall be valued at Fair Market Value on the exercise date;

(iii)By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the grantee chooses to pay the purchase price as so provided, the grantee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Company reasonably prescribes as a condition of such payment procedure; or

(iv)With respect to Stock Options that are not Incentive Stock Options, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price.

Payment instruments will be received subject to collection. The transfer to the grantee on the records of the Company or of the transfer agent of the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the grantee (or a purchaser acting in the grantee’s stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Award Certificate or applicable provisions of laws (including the satisfaction of any withholding taxes that the Company is obligated to withhold with respect to the grantee). In the event an grantee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the grantee upon the exercise of the Stock Option shall be net of the number of attested shares. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Stock Options, such as a system using an internet website or interactive voice response, then the paperless exercise of Stock Options may be permitted through the use of such an automated system.

(f)Annual Limit on Incentive Stock Options. To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an grantee during any calendar year may not exceed $100,000. To the extent that any Stock Option exceeds this limit, it will constitute a Non-Qualified Stock Option.

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SECTION 6. STOCK APPRECIATION RIGHTS

(a)Award of Stock Appreciation Rights. The Administrator may grant Stock Appreciation Rights under the Plan, subject to such restrictions and conditions as the Administrator determines. Conditions may be based on continuing employment (or other Service Relationship) and/or achievement of pre-established performance goals and objectives.

(b)Exercise Price of Stock Appreciation Rights. The exercise price of a Stock Appreciation Right shall not be less than 100% of the Fair Market Value of the Stock on the date of grant. Notwithstanding the foregoing, Stock Appreciation Rights may be granted with an exercise price per share that is less than 100% of the Fair Market Value on the date of grant (i) pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code, (ii) to individuals who are not subject to U.S. income tax on the date of grant or (iii) if the Stock Appreciation Right is otherwise exempt from or compliant with Section 409A.

(c)Grant and Exercise of Stock Appreciation Rights. Stock Appreciation Rights may be granted by the Administrator independently of any Stock Option.

(d)Terms and Conditions of Stock Appreciation Rights. Stock Appreciation Rights shall be subject to such terms and conditions as determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees. The term of a Stock Appreciation Right may not exceed ten years. Notwithstanding the foregoing, to the extent permitted by Section 409A, in the event that on the last business day of the term of a Stock Appreciation Right (x) the exercise of the Stock Appreciation Right is prohibited by applicable law or (y) shares may not be purchased or sold by the holder of such Stock Appreciation Right due to the “black-out period” of a Company policy or a “lock-up” agreement undertaken in connection with an issuance of securities by the Company, the term of the Stock Appreciation Right will be extended to the date that is 30 days following the end of the legal prohibition, black-out period or lock-up agreement and provided further that no extension will be made if the exercise price of such Stock Appreciation Right at the date the initial term would otherwise expire is equal to or in excess of the Fair Market Value of a share of Stock on such date.

SECTION 7. RESTRICTED STOCK AWARDS

(a)Nature of Restricted Stock Awards. The Administrator may grant Restricted Stock Awards under the Plan, subject to such restrictions and conditions as the Administrator determines. Such conditions may be based on continuing employment (or other Service Relationship) and/or achievement of pre-established performance goals and objectives.

(b)Rights as a Stockholder. Upon the grant of the Restricted Stock Award and payment of any applicable purchase price, a grantee will have the rights of a stockholder with respect to the voting of the Restricted Shares and receipt of dividends. Unless the Administrator otherwise determines, (i) uncertificated Restricted Shares will be accompanied by a notation on the records of the Company or the transfer agent to the effect that they are subject to forfeiture until such Restricted Shares are vested as provided in Section 7(d) below and (ii) certificated Restricted Shares will remain in the possession of the Company until such Restricted Shares are vested as provided in Section 7(d) below, and the grantee will be required, as a condition of the grant, to deliver to the Company such instruments of transfer as the Administrator prescribes.

(c)Restrictions. Restricted Shares may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Award Certificate. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 17 below, in writing after the Award is issued, if a grantee’s employment (or other Service Relationship) with the Company and its Affiliates terminates for any reason, any Restricted Shares that have not vested at the time of termination shall automatically and without any requirement of notice to such grantee from or other action by or on behalf of, the Company be deemed to have been reacquired by the Company at its original purchase price (if any) from such grantee or such grantee’s legal representative simultaneously with such termination of employment (or other Service Relationship), and thereafter shall cease to represent any ownership of the Company by the grantee or rights of the grantee as a stockholder. Following such deemed reacquisition of Restricted Shares that are represented by physical certificates, a grantee shall surrender such certificates to the Company upon request without consideration.

(d)Vesting of Restricted Shares. The Administrator will specify the date or dates and/or the attainment of pre-established performance goals, objectives and/or other conditions on which the non-transferability of the Restricted Shares and the Company’s right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals,

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objectives and/or other conditions, the shares on which all restrictions have lapsed will no longer be Restricted Shares and will be deemed “vested.”

SECTION 8. RESTRICTED STOCK UNITS

(a)Nature of Restricted Stock Units. The Administrator may grant Restricted Stock Units under the Plan, subject to such restrictions and conditions as the Administrator determines. Conditions may be based on continuing employment (or other Service Relationship) and/or achievement of pre-established performance goals, objectives and/or other conditions. Restricted Stock Units may be settled in shares of Stock (and/or cash, to the extent explicitly provided for in the Award Certificate) upon the satisfaction of such restrictions and conditions. Except in the case of Restricted Stock Units with a deferred settlement date that complies with Section 409A, at the end of the vesting period, the Restricted Stock Units, to the extent vested, will be settled in the form of shares of Stock (or cash, to the extent explicitly provided for in the applicable Award Certificate). Restricted Stock Units with deferred settlement dates are subject to Section 409A and will contain such additional terms and conditions as the Administrator determines in its sole discretion in order to comply with the requirements of Section 409A.

(b)Election to Receive Restricted Stock Units in Lieu of Compensation. The Administrator may, in its sole discretion, permit a grantee to elect to receive a portion of future cash compensation or other Award otherwise due to such grantee in the form of an award of Restricted Stock Units. Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Administrator and in accordance with Section 409A and such other rules and procedures established by the Administrator. Any such future cash compensation that the grantee elects to defer will be converted to a fixed number of Restricted Stock Units based on the Fair Market Value of Stock on the date the compensation would otherwise have been paid to the grantee if such payment had not been deferred as provided herein. The Administrator has the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Administrator deems appropriate. Any Restricted Stock Units that are elected to be received in lieu of cash compensation will be fully vested, unless otherwise provided in the Award Certificate.

(c)Rights as a Stockholder. A grantee will have the rights as a stockholder only as to shares of Stock acquired by the grantee upon settlement of Restricted Stock Units; provided, however, that the grantee may be credited with Dividend Equivalent Rights with respect to the grantee’s Restricted Stock Units, subject to the provisions of Section 11 and such terms and conditions as the Administrator determines.

(d)Termination. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 17 below, in writing after the Award is issued, a grantee’s right in all Restricted Stock Units that have not vested will automatically terminate upon the grantee’s termination of employment (or cessation of Service Relationship) with the Company and its Affiliates for any reason.

SECTION 9. UNRESTRICTED STOCK AWARDS

Grant or Sale of Unrestricted Stock. Subject to the limitations set forth in Section 2(g), the Administrator may grant (or sell at par value or such higher purchase price determined by the Administrator) an Unrestricted Stock Award under the Plan. An Unrestricted Stock Award is an Award pursuant to which the grantee receives shares of Stock free of any restrictions under the Plan. Unrestricted Stock Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such grantee.

SECTION 10. CASH-BASED AWARDS

Grant of Cash-Based Awards. The Administrator may grant Cash-Based Awards under the Plan. The Administrator shall determine the maximum duration of the Cash-Based Award, the amount of cash to which the Cash-Based Award pertains, the conditions upon which the Cash-Based Award will become vested or payable and such other provisions as the Administrator determines. Each Cash-Based Award shall specify a cash-denominated payment amount, formula or payment ranges as determined by the Administrator. Payment, if any, with respect to a Cash-Based Award shall be made in accordance with the terms of the Award and may be made in cash.

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SECTION 11. DIVIDEND EQUIVALENT RIGHTS

(a)Dividend Equivalent Rights. The Administrator may grant Dividend Equivalent Rights under the Plan. A Dividend Equivalent Right may be granted hereunder to any grantee as a component of an award of Restricted Stock Units, Other Equity-Based Awards or as a freestanding award. The terms and conditions of Dividend Equivalent Rights will be specified in the Award Certificate. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment will be at Fair Market Value on the date of reinvestment or such other price as may then apply under a dividend reinvestment plan sponsored by the Company, if any. Dividend Equivalent Rights may be settled in cash or shares of Stock or a combination thereof, in a single installment or installments. A Dividend Equivalent Right granted as a component of an Award of Restricted Stock Units or Other Equity-Based Award may be settled only upon settlement or payment of, or lapse of restrictions on, such other Award, and such Dividend Equivalent Right will expire or be forfeited or annulled under the same conditions as such other Award. Notwithstanding anything to the contrary, no Dividend Equivalent Rights shall be granted with respect to any Stock Options or Stock Appreciation Rights.

(b)Termination. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 17 below, in writing after the Award is issued, a grantee’s rights in all Dividend Equivalent Rights will automatically terminate upon the grantee’s termination of employment (or cessation of Service Relationship) with the Company and its Affiliates for any reason.

SECTION 12. OTHER EQUITY-BASED Awards

(a)The Administrator shall have the right to grant Other Equity-Based Awards, with any shares of Stock being issued in connection with the conversion of (or other distribution on account of) an interest granted under the authority of this Section 12 to be subject to Section 3 and the other provisions of the Plan.

SECTION 13. Transferability of Awards

(a)Transferability. Except as provided in Section 13(b) below, during a grantee’s lifetime, such grantee’s Awards are exercisable only by the grantee, or by the grantee’s legal representative or guardian in the event of the grantee’s incapacity. No Awards may be sold, assigned, transferred or otherwise encumbered or disposed of by a grantee other than by will or by the laws of descent and distribution or pursuant to a domestic relations order. No Awards will be subject, in whole or in part, to attachment, execution or levy of any kind, and any purported transfer in violation hereof shall be null and void.

(b)Administrator Action. Notwithstanding Section 13(a), the Administrator, in its discretion, may provide either in the Award Certificate regarding a given Award or by subsequent written approval that the grantee may transfer the grantee’s Awards (other than Incentive Stock Options) to the grantee’s immediate family members, to trusts for the benefit of such family members or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Award. In no event may an Award be transferred by a grantee for value.

(c)Family Member. For purposes of Section 13(b), “family member” means a grantee’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, any person sharing the grantee’s household (other than a tenant of the grantee), a trust in which these persons (or the grantee) have more than 50% of the beneficial interest, a foundation in which these persons (or the grantee) control the management of assets and any other entity in which these persons (or the grantee) own more than 50% of the voting interests.

SECTION 14. TAX WITHHOLDING

(a)Payment by Grantee. Each grantee must, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the grantee for income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any federal, state, local, non-U.S. or other taxes of any kind required by law to be withheld by the Company or any applicable Affiliate with respect to such income. The Company and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee. The Company’s obligation to deliver evidence of book entry (or stock certificates) to any grantee is subject to and conditioned on tax withholding obligations being satisfied by the grantee.

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(b)Payment in Stock. The Administrator may require the Company or any Affiliate’s tax withholding obligation to be satisfied, in whole or in part, by the Company withholding from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due; provided, however, that the amount withheld does not exceed the maximum statutory tax rate or such lesser amount as is necessary to avoid liability accounting treatment. For purposes of share withholding, the Fair Market Value of withheld shares will be determined in the same manner as the value of Stock includible in income of the grantees. The Administrator may also require the Company or any Affiliate’s tax withholding obligation to be satisfied, in whole or in part, by an arrangement whereby a certain number of shares of Stock issued pursuant to any Award are immediately sold and proceeds from such sale are remitted to the Company or the applicable Affiliate in an amount that would satisfy the withholding amount due.

SECTION 15. Section 409A awards

Awards are intended to be exempt from Section 409A to the greatest extent possible and to otherwise comply with Section 409A. The Plan and all Awards shall be interpreted in accordance with such intent. To the extent that any Award is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A (a “409A Award”), the Award shall be subject to such additional rules and requirements as specified by the Administrator from time to time in order to comply with Section 409A. If any amount under a 409A Award is payable upon a “separation from service” (within the meaning of Section 409A) to a grantee who is then considered a “specified employee” (within the meaning of Section 409A), then no such payment may be made prior to the date that is the earlier of (i) six months and one day after the grantee’s separation from service or (ii) the grantee’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A. Further, the settlement of any 409A Award may not be accelerated except to the extent permitted by Section 409A. The Company makes no representation that any or all of the payments or benefits described in the Plan will be exempt from or comply with Section 409A and makes no undertaking to preclude Section 409A from applying to any such payment. The grantee is solely responsible for the payment of any taxes and penalties incurred with respect to Awards under the Plan, including under Section 409A.

SECTION 16. TERMINATION OF SERVICE RELATIONSHIP, TRANSFER, LEAVE OF ABSENCE, ETC.

(a)Termination of Service Relationship. If the grantee’s Service Relationship is with an Affiliate and such Affiliate ceases to be an Affiliate, the grantee will be deemed to have terminated the grantee’s Service Relationship for purposes of the Plan.

(b)For purposes of the Plan, the following events will not be deemed a termination of a Service Relationship:

(i)a transfer of employment from the Company to an Affiliate or vice versa, or from one Affiliate to another;

(ii)an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing; or

(iii)the transfer in status from one eligibility category under Section 4 hereof to another category.

SECTION 17. AMENDMENTS AND TERMINATION

The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action may materially and adversely affect rights under any outstanding Award without the holder’s consent. Except as provided in Section 3(c) or 3(d), without prior stockholder approval, in no event may the Administrator exercise its discretion to reduce the exercise price of outstanding Stock Options or Stock Appreciation Rights or effect repricing through cancellation and re-grants or cancellation of Stock Options or Stock Appreciation Rights in exchange for cash or other Awards or take any other action with respect to a Stock Option or Stock Appreciation Right that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the Stock is listed. To the extent determined by the Administrator to be required under the rules of any securities exchange or market system on which the Stock is listed, or by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code, Plan amendments shall be subject to approval by Company stockholders entitled to vote at a meeting of stockholders. Nothing in this Section 17 shall limit the Administrator’s authority to take any action permitted pursuant to Section 3(c) or 3(d).

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SECTION 18. STATUS OF PLAN

With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Administrator otherwise expressly determines in connection with any Award or Awards. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

SECTION 19. GENERAL PROVISIONS

(a)No Distribution. The Administrator may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

(b)Issuance of Stock. To the extent certificated, stock certificates to grantees under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company has mailed such certificates in the United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company. Uncertificated Stock will be deemed delivered for all purposes when the Company or a Stock transfer agent of the Company has given to the grantee by electronic mail (with proof of receipt) or by United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company, notice of issuance and recorded the issuance in its records (which may include electronic “book entry” records). Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any evidence of book entry or certificates evidencing shares of Stock pursuant to the exercise or settlement of any Award, unless and until the Administrator has determined, with advice of counsel (to the extent the Administrator deems such advice necessary or advisable), that the issuance and delivery is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed, quoted or traded. Any Stock issued pursuant to the Plan will be subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with federal, state, or foreign jurisdiction securities or other laws, rules and quotation system on which the Stock is listed, quoted or traded. The Administrator may place legends on any Stock certificate or notations on any book entry to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Administrator may require that an individual make such reasonable covenants, agreements and representations as the Administrator, in its discretion, deems necessary or advisable in order to comply with any such laws, regulations, or requirements. The Administrator has the right to require any individual to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Administrator.

(c)No Fractional Shares. No fractional shares of Stock may be issued or delivered pursuant to the Plan or any Award, and the Administrator will determine whether cash, other securities or other property will be paid or transferred in lieu of any fractional shares, or whether such fractional shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

(d)Stockholder Rights. Except as otherwise provided in this Plan or an Award Certificate, until Stock is deemed delivered in accordance with Section 19(b), no right to vote or receive dividends or any other rights of a stockholder will exist with respect to shares of Stock to be issued in connection with an Award, notwithstanding the exercise of a Stock Option or any other action by the grantee with respect to an Award; provided, however, that if the record date for a dividend on the Stock occurs after exercise of an option or after Stock otherwise should have been delivered to a grantee pursuant to the terms of the Plan and an Award Agreement, such dividend will be delivered to the grantee promptly upon payment to the Company’s stockholders generally.

(e)Other Compensation Arrangements; No Employment Rights. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any grantee any right to continued employment or other Service Relationship with the Company or any Affiliate.

(f)Trading Policy Restrictions. Awards under the Plan shall be subject to the Company’s insider trading policies and procedures, as in effect from time to time.

(g)Clawback Policy. All Awards are subject to reduction, cancellation, forfeiture or recoupment to the extent necessary to comply with (i) any clawback, forfeiture or other similar policy adopted by the Board or Administrator and as in effect from time to time, including the Company’s Compensation Recovery Policy (as such policy may be amended and/or restated from time to time), and (ii) applicable law. Further, to the extent that the grantee receives any amount in excess of the amount that the grantee should otherwise

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have received under the terms of the Award for any reason (including, without limitation, by reason of a financial restatement, mistake in calculations or other administrative error), the grantee will be required to repay any such excess amount to the Company.

SECTION 20. EFFECTIVE DATE OF PLAN

This Plan will become effective upon stockholder approval in accordance with applicable state law, the Company’s bylaws and articles of incorporation and applicable stock exchange rules. No Awards may be granted hereunder after the tenth anniversary of the Effective Date and no Incentive Stock Options may be granted hereunder after the tenth anniversary of the date the Plan is approved by the Board.

SECTION 21. GOVERNING LAW

This Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with, the laws of the State of Maryland, applied without regard to conflict of law principles.

DATE APPROVED BY BOARD OF DIRECTORS: February 26, 2026

DATE APPROVED BY STOCKHOLDERS:

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Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. 1. To elect the following twelve nominees for director to serve until the 2027 Annual Meeting of Stockholders and until their respective successors are elected and qualify: THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES FOR DIRECTOR IN PROPOSAL 1 AND A VOTE "FOR" PROPOSALS 2, 3 AND 4. AVALONBAY COMMUNITIES, INC. 2. To adopt a resolution approving, on a non-binding advisory basis, the compensation paid to the Company’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and any related material disclosed in the proxy statement. 4. To ratify the selection of Ernst & Young LLP as the Company’s independent auditors for the year ending December 31, 2026. 3. To approve the Company's 2026 Equity Incentive Plan. In addition, the proxies are authorized to vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof in the discretion of the proxy holder. If you authorize a proxy by mail, you must date, sign and return this card in order for these shares to be voted. Please indicate if you plan to sign into the virtual audio webcast of this meeting Please sign exactly as your name appears on this card and date. When signing as attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please give your full title. If shares are held jointly, each holder should sign. For Against Abstain V87673-P44736 ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! For Against Abstain ! ! ! 1a. Glyn F. Aeppel 1b. Terry S. Brown 1c. Conor C. Flynn 1d. Ronald L. Havner, Jr. 1e. Stephen P. Hills 1f. Christopher B. Howard 1g. Richard J. Lieb 1h. Nnenna Lynch 1i. Charles E. Mueller, Jr. 1j. Timothy J. Naughton 1k. Benjamin W. Schall 1l. Susan Swanezy Yes No ! ! AVALONBAY COMMUNITIES, INC. 4040 WILSON BOULEVARD, SUITE 1000 ARLINGTON, VA 22203 Please take a moment now to authorize a proxy to vote these shares of AvalonBay Communities, Inc. common stock at the 2026 Annual Meeting of Stockholders. YOU CAN AUTHORIZE A PROXY TO VOTE THESE SHARES TODAY IN ONE OF THREE WAYS: VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to authorize your proxy and transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/AVB2026 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. BY PHONE - 1-800-690-6903 Use any touch-tone telephone to authorize your proxy and transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions. BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to AvalonBay Communities, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. If you authorize a proxy to vote these shares by Internet or telephone you do NOT need to mail this proxy card. SCAN TO VIEW MATERIALS & VOTEw

V87674-P44736 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice, Proxy Statement and Annual Report to Stockholders are available at www.proxyvote.com. AVALONBAY COMMUNITIES, INC. 2026 ANNUAL MEETING OF STOCKHOLDERS, MAY 20, 2026, 10:00 A.M. EASTERN TIME THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS PROXY The undersigned stockholder of AvalonBay Communities, Inc., a Maryland corporation (the "Company"), hereby appoints Timothy J. Naughton, Benjamin W. Schall and Kevin P. O'Shea, and each of them, as proxies for the undersigned, each with full power of substitution, to attend the Annual Meeting of Stockholders of the Company (the "Annual Meeting"), to be held via virtual audio webcast at www.virtualshareholdermeeting.com/AVB2026 on May 20, 2026 at 10:00 a.m. Eastern Time, and any adjournments or postponements thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all of the powers the undersigned would possess if personally present at the Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders and of the Proxy Statement, the terms of each of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Annual Meeting. IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS DIRECTED HEREIN, BUT IF THIS PROXY IS EXECUTED AND NO INSTRUCTIONS ARE SPECIFIED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" EACH OF THE NOMINEES FOR DIRECTOR IN PROPOSAL 1 AND "FOR" PROPOSALS 2, 3 AND 4. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF, INCLUDING WHETHER OR NOT TO ADJOURN THE ANNUAL MEETING, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST BY THE PROXIES IN THEIR DISCRETION. AT THE PRESENT TIME, THE BOARD OF DIRECTORS IS NOT AWARE OF ANY OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE PROXIES TO VOTE WITH RESPECT TO THE ELECTION OF ANY INDIVIDUAL AS DIRECTOR WHERE ONE OR MORE NOMINEES ARE UNABLE TO SERVE, OR FOR GOOD CAUSE WILL NOT SERVE, AND WITH RESPECT TO MATTERS INCIDENTAL TO THE CONDUCT OF THE ANNUAL MEETING. STOCKHOLDERS WHO PLAN TO ATTEND THE ANNUAL MEETING MAY REVOKE THEIR PROXY BY CASTING THEIR VOTE DURING THE ANNUAL MEETING. SEE REVERSE SIDE SEE REVERSE SIDE PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE